UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024

Kellanova

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 N. Wells Street
Chicago, Illinois 60654
(Address of principal executive offices, including zip code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
1.250% Senior Notes due 2025	K25	New York Stock Exchange
0.500% Senior Notes due 2029	K29	New York Stock Exchange
3.750% Senior Notes due 2034	K34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On August 13, 2024, Kellanova, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), Merger Sub 10VB8, LLC, a Delaware limited liability company and a wholly owned subsidiary of Acquiror (“Merger Sub”), and, solely for the limited purposes specified in the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Parent”). The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger.

Effect on Capital Stock

The Merger Agreement provides that, subject to the terms and conditions set forth therein, at the effective time of the Merger (the “Effective Time”), (1) Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Acquiror, and (2) each share of public common stock, par value $0.25 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by (i) the Company or its subsidiaries or Parent or its subsidiaries (including Acquiror and its subsidiaries) or (ii) stockholders who have properly exercised and perfected appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $83.50 per share in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, as of the Effective Time, (1) each option to purchase shares of Company Common Stock (each, a “Company Option”) that is outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether subject to service-based or performance-based vesting conditions), (i) will be deemed to be fully vested (including with respect to any performance-based vesting requirements), and (ii) will be converted into the right to receive an amount, in cash, without interest, equal to the product of (A) the total number of shares of Company Common Stock subject to such Company Option (after giving effect to (1)(i) of this paragraph) and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock set forth in such Company Option, (2) with certain exceptions, each restricted stock unit of the Company (“Company Restricted Stock Unit”) that is outstanding as of immediately prior to the Effective Time (including any restricted stock unit granted in 2022 that was originally subject to vesting based on service and performance goals), (i) will be deemed to be fully vested, and (ii) will be converted into the right to receive an amount, in cash, without interest, equal to the sum of (A) the product of (I) the number of shares of Company Common Stock issuable pursuant to such Company Restricted Stock Units (after giving effect to (2)(i) of this paragraph) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credit with respect to such Company Restricted Stock Unit, (3) each performance stock unit of the Company (“Company Performance Stock Unit”) that is outstanding as of immediately prior to the Effective Time, (i) will be deemed to be vested with the number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit determined (x) if the applicable performance period has ended prior to the Effective Time, assuming maximum level of performance, or (y) if the applicable performance period has not ended prior to the Effective Time, based on the greater of target and actual performance, and (ii) will be converted into the right to receive an amount, in cash, without interest, equal to the sum of (A) the product of (I) such number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit (after giving effect to (3)(i) of this paragraph) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credited with respect to such Company Performance Stock Units, and (4) each deferred share of Company Common Stock (whether or not vested) under any Company benefit plan (“Company Deferred Stock Unit”) that is outstanding as of immediately prior to the Effective Time, will be converted into the right of the holder thereof to receive from Acquiror or its applicable Affiliate at the time specified in the applicable Company benefit plan of the Company and in accordance with Section 409A of the Code, an amount, in cash, without interest, equal to the sum of (i) the product of (A) such number of shares of Company Common Stock underlying the Deferred Stock Units and (B) the Merger Consideration and (ii) all dividend equivalents accrued or credited with respect to such Company Deferred Stock Units. Holders of Company Performance Stock Units that do not pay out in full at maximum level of performance upon the Effective Time will also be entitled to a cash retention payment based on the difference between the value of their Company Performance Stock Units at maximum level of performance and the payment received by such holder at the Effective Time, which will be payable on the last day of the performance period applicable to such Company Performance Stock Unit, subject to continued employment through such date or, if earlier, upon a qualifying termination of employment.

Representations, Warranties and Covenants

The Company, Acquiror and Merger Sub each have made customary representations, warranties and covenants in the Merger Agreement. Among other things, the Company has agreed (1) to use commercially reasonable efforts to conduct its business in the ordinary course and consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger (the “Closing”), and not to take certain actions prior to the Closing without the prior written consent of Acquiror (which consent will not be unreasonably withheld, conditioned or delayed), (2) to convene and hold a meeting of its stockholders for the purpose of obtaining the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock (the “Company Stockholder Approval”) and (3) subject to certain exceptions, not to (i) solicit alternative acquisition proposals from third parties or provide non-public information to, or enter into discussions or negotiations with, third parties regarding alternative acquisition proposals or (ii) change, qualify, withhold, withdraw or modify in a manner adverse to Acquiror the recommendation of the Board that the Company’s stockholders adopt the Merger Agreement.

Closing Conditions

Subject to certain limitations as set forth in the Merger Agreement, each of the Company, Acquiror and Merger Sub has agreed to use their respective reasonable best efforts to obtain all required regulatory approvals. The Closing is subject to receipt of the Company Stockholder Approval. The Closing is also subject to other customary conditions, including (1) the absence of any order or law that prohibits, enjoins or makes illegal the consummation of the Merger, (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of all other clearances or approvals under other specified antitrust, competition, trade regulation and foreign investment laws, (3) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality and material adverse effect qualifications) and compliance with the covenants and agreements in the Merger Agreement in all material respects by the parties to the Merger Agreement, (4) in the case of Acquiror and Merger Sub, the absence of a material adverse effect relating to the Company and (5) in the case of Acquiror and Merger Sub, receipt of a tax opinion that the Merger will not affect certain tax treatment related to the separation of WK Kellogg Co (although receipt of the tax opinion will not be a condition to closing if it is not delivered for reasons other than a material change in law or facts).

Termination Rights and Fees

The Merger Agreement contains certain termination rights, including the right of either the Company or Acquiror to terminate the Merger Agreement if the Merger is not consummated by August 13, 2025 (subject to two extensions for up to an additional six months each if all of the conditions to the Closing, other than the conditions related to obtaining regulatory approvals, have been satisfied). The Merger Agreement also provides for certain termination rights for each of the Company and Acquiror, and provides that, upon termination of the Merger Agreement under certain specified circumstances related to the failure to obtain regulatory approvals, Acquiror would be required to pay a termination fee of $1,250,000,000 to the Company, and under other specified circumstances, including if the Company terminates the Merger Agreement to enter into a superior proposal or Acquiror terminates the Merger Agreement due to a change of recommendation by the Board, the Company would be required to pay to Acquiror a termination fee of $800,000,000.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, Acquiror, Merger Sub or their respective subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger

Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Financing Commitments

Acquiror obtained debt financing commitments for the transaction (the “Debt Financing”) from JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc., on behalf of Citi (as defined in the Debt Commitment Letter) (collectively and each with certain affiliates, the “Lenders”), the aggregate proceeds of which, when combined with cash on hand and other sources of funds available to Acquiror, will be sufficient for Acquiror to pay the Merger Consideration and all related fees and expenses of the Company, Parent and Merger Sub (including in connection with the Debt Financing described below). The Debt Financing for the acquisition consists of a bridge loan facility in an aggregate principal amount equal to $29,000,000,000, subject to certain customary mandatory commitment reductions, which will be available to Acquiror on the terms and subject to the conditions set forth in a commitment letter, dated August 13, 2024 (the “Debt Commitment Letter”). The obligations of the Lenders to provide the Debt Financing under the Debt Commitment Letter are subject to a number of customary conditions. The Merger is not subject to any financing contingency.

Item 8.01	Other Events.

Voting Agreement

In connection with the execution of the Merger Agreement, Acquiror has entered into a voting agreement (each, a “Voting Agreement”) with each of (1) W.K. Kellogg Foundation Trust, (2) certain entities affiliated with Zachary Gund (the “Zachary Gund Entities”) and (3) certain trusts affiliated with the Gund family (the “Gund Trusts”). Each Voting Agreement provides that the signatories thereto will generally vote their shares in favor of the adoption of the Merger Agreement and against any alternative proposal. Each Voting Agreement terminates upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the mutual written consent of the parties thereto, (iii) the receipt of the Company Stockholder Approval and (iv) execution of certain amendments to the Merger Agreement that are adverse to W.K. Kellogg Foundation Trust, the Zachary Gund Entities or the Gund Trusts, as applicable. The foregoing description of each Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreements, which are filed as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Press Release

On August 14, 2024, the Company and Parent jointly issued a press release in connection with the Merger. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the Merger, stockholder and regulatory approvals, the expected timetable for completing the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s Company Common Stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the SEC and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect to the proposed transaction involving the Company and Acquiror. A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This Current Report on Form 8-K is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 and in Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2024, February 22, 2024, and May 1, 2024 and in the Company’s January 12, 2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company intends to file in connection with the Merger and other relevant materials the Company may file with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated as of Auguust 13, 2024, by and among Kellanova, Acquiror 10VB8, LLC and Merger Sub 10VB8, LLC and, solely for the limited purpose specified therein, Mars, Incorporated*

99.1	Voting Agreement, dated as of August 13, 2024, by and among W.K. Kellogg Foundation Trust and Acquiror 10VB8, LLC†

99.2	Voting Agreement, dated as of August 13, 2024, by and among the Zachary Gund Entities and Acquiror 10VB8, LLC

99.3	Voting Agreement, dated as of August 13, 2024, by and among the Gund Trusts and Acquiror 10VB8, LLC†

99.4	Press Release, dated August 14, 2024, jointly issued by Kellanova and Mars, Incorporated

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

†	Certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellanova

By:	/s/ Amit Banati
Name: Amit Banati
Title: Vice Chairman and Chief Financial Officer

Dated: August 14, 2024

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

by and among

KELLANOVA,

ACQUIROR 10VB8, LLC,

MERGER SUB 10VB8, LLC

and (solely for the purposes of Section 6.2(b), Section 6.5, Section 6.18 and Section 9.15)

MARS, INCORPORATED

Dated as of August 13, 2024

i

ii

EXHIBITS AND SCHEDULES

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Bylaws of the Surviving Corporation

iii

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of August 13, 2024, is by and among Kellanova, a Delaware corporation (the “Company”), Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), Merger Sub 10VB8, LLC, a Delaware limited liability company and direct or indirect wholly owned Subsidiary of Acquiror (“Merger Sub”), and, solely for the purposes of Section 6.2(b), Section 6.5, Section 6.18 and Section 9.15, Mars, Incorporated, a Delaware corporation (“Parent”). Parent (solely for the purposes of Section 6.2(b), Section 6.5, Section 6.18 and Section 9.15), Acquiror, Merger Sub and the Company are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.”

WITNESSETH:

WHEREAS, upon the terms and subject to the conditions contained herein, the Parties wish to effect a business combination through the merger of Merger Sub with and into the Company, with the Company being the surviving corporation;

WHEREAS, in connection with the Merger (as defined below), each outstanding share of common stock, par value $0.25 per share, of the Company (the “Company Common Stock” or “Company Shares”) issued and outstanding immediately prior to the Effective Time (as defined below) (other than any Canceled Shares, any Dissenting Shares and any Remainder Shares (each as defined below)) will be automatically converted into the right to receive the Merger Consideration (as defined below) upon the terms and conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and Limited Liability Company Act of the State of Delaware (the “DLLCA”);

WHEREAS, the board of directors of the Company (the “Company Board of Directors”), after due and careful consideration, and in consultation with the Company’s legal and financial advisors, has unanimously (a) determined that this Agreement, the Merger and the other transactions contemplated hereby are fair to, and in the best interests of, the Company and its stockholders, (b) approved, authorized, adopted and declared advisable this Agreement, the Merger and other transactions contemplated hereby and (c) resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger (the “Company Recommendation”) and to include such recommendation in the Proxy Statement;

WHEREAS, the board of managers of Acquiror (the “Acquiror Board of Managers”) has unanimously approved the Merger and authorized (a) the execution and delivery by Acquiror of this Agreement, (b) the performance by Acquiror of its covenants and agreements contained herein and (c) the consummation of the Merger upon the terms and subject to the conditions contained herein;

WHEREAS, the board of managers of Merger Sub has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, the performance by Merger Sub of its covenants and agreements contained herein and the consummation of the Merger upon the terms and subject to the conditions contained herein;

(b) determined that this Agreement and the Merger are fair to, advisable and in the best interests of Merger Sub and its sole member; (c) resolved to submit this Agreement to the sole member of Merger Sub for its approval of the adoption hereof; and (d) resolved to recommend the adoption of this Agreement by the sole member of Merger Sub;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of Parent, Acquiror and Merger Sub to enter into this Agreement, each of the W.K. Kellogg Foundation Trust, Gordon Gund and Zachary Gund (and certain family members and other affiliated entities of such persons that are stockholders of the Company) is entering into a voting agreement with Acquiror (each, a “Voting Agreement”), pursuant to which such person is agreeing to vote all of the shares of Company Common Stock beneficially owned by it in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger, at the Company Special Meeting (as defined below); and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Specified Definitions. As used in this Agreement:

“2025 Notes” means the 1.250% Euro Notes due 2025 issued by the Company.

“2026 Notes” means the 3.250% U.S. Dollar Notes due 2026 issued by the Company.

“2027 Notes” means the 3.400% U.S. Dollar Notes due 2027 issued by the Company.

“2028 Notes” means the 4.300% U.S. Dollar Notes due 2028 issued by the Company.

“2029 Notes” means the 0.500% Euro Notes due 2029 issued by the Company.

“2030 Notes” means the 2.100% U.S. Dollar Notes due 2030 issued by the Company.

“2031 Debentures” means the 7.450% U.S. Dollar Debentures due 2031 issued by the Company.

“2033 Notes” means the 5.250% U.S. Dollar Notes due 2033 issued by the Company.

“2034 Notes” means the 3.750% Euro Notes due 2034 issued by the Company.

“2046 Debentures” means the 4.500% U.S. Dollar Debentures due 2046 issued by the Company.

“2054 Notes” means the 5.750% U.S. Dollar Notes due 2054 issued by the Company.

“364-Day Credit Facility” means that certain 364-Day Credit Agreement, dated as of December 19, 2023, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other parties from time to time party thereto, as amended, restated, amended and restated, refinanced, supplemented or otherwise modified, replaced or refinanced from time to time.

“Acceptable Confidentiality Agreement” means any confidentiality agreement that contains provisions that are no less favorable (other than in any immaterial and non-substantive respect) to the Company than those that are contained in the Confidentiality Agreement (including standstill restrictions, except that such agreement need not contain any restriction that would prohibit the counterparty from making a Company Takeover Proposal or acquiring the Company pursuant to such Company Takeover Proposal as contemplated by this Agreement) and that does not prohibit the Company from providing to Acquiror the information required to be provided pursuant to Section 6.3.

“Acquiror Closing Tax Opinion Representation Letter” means a representation letter substantially in the form of the Acquiror Signing Tax Opinion Representation Letter with such changes, updates or refinements, agreed to by Acquiror and Acquiror Tax Counsel, as may be necessary to reflect any changes in, or clarifications of, facts prior to the Closing, to be executed by Acquiror, dated and effective as of the Closing Date, delivered to Acquiror Tax Counsel as a condition to, and in connection with, the issuance of the Closing Tax Opinion.

“Acquiror Material Adverse Effect” means any fact, change, circumstance, event, occurrence, condition, development or combination of the foregoing that prevents, materially delays or materially impairs the ability of Acquiror or Merger Sub to consummate the Merger or the other transactions contemplated by this Agreement.

“Acquiror Signing Tax Opinion Representation Letter” means the representation letter executed by Acquiror prior to the execution of this Agreement, dated and effective as of the date hereof, and delivered to Acquiror Tax Counsel as a condition to, and in connection with, the issuance of the Signing Tax Opinion.

“Acquiror Tax Counsel” means Skadden, Arps, Slate, Meagher and Flom LLP (or, if Skadden, Arps, Slate, Meagher and Flom LLP is unable, or declines, to deliver the Closing Tax Opinion, Kirkland & Ellis LLP).

“Affiliates” means, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership interests or other ownership interests, by Contract or otherwise.

“Antitrust Laws” means (i) any antitrust, competition or trade regulation Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including the HSR Act and Council Regulation (EC) No 139/2004 of 20 January 2004 on the control of concentrations between undertakings in the European Union; and (ii) any Foreign Investment Law.

“Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks in New York, New York, or Governmental Entities in the State of Delaware are authorized or required by Law to close.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (H.R. 748) and any similar or successor legislation in any applicable jurisdiction, and any subsequent legislation, regulation, memorandum or executive order relating to COVID-19, including the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health, Economic Assistance, Liability, and Schools Act and including the Memorandum for the Secretary of the Treasury signed by President Trump on August 8, 2020.

“Closing Tax Opinion Representation Letters” means the Company Closing Tax Opinion Representation Letter and the Acquiror Closing Tax Opinion Representation Letter.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Commercially Available Software” shall mean any computer software which is off-the-shelf, generally commercially available pursuant to shrink wrap, click through or other non-negotiable licensing terms, used by the Company or any of its Subsidiaries with little or no configuration.

“Company Associate” means each Named Executive Officer and any other employee of the Company or its Subsidiaries with a title of vice president or above.

“Company Benefit Plan” means each compensation and/or employee benefit plan, program, scheme, policy, practice, agreement or other arrangement, including any pension, retirement, supplemental retirement, profit-sharing, deferred compensation, stock option, change in control, retention, employment, equity or equity-based compensation, stock purchase, employee stock ownership, severance pay, vacation, bonus or other incentive plan, medical, retiree medical, vision, dental or other health plan, life insurance plan, and each other compensatory or employee benefit plan or fringe benefit plan, including any “employee benefit plan” as that term is defined in Section 3(3) of ERISA (whether or not subject to ERISA), in each case, whether oral or written, funded or unfunded, or insured or self-insured, maintained by the Company or any Subsidiary, or to which the Company or any of its ERISA Affiliates contributes or is obligated to contribute on behalf of any current or former officer, employee, director or individual consultant (or their respective beneficiaries) of the Company or any Subsidiary or with respect to which the Company or any Subsidiary has any current or contingent Liability; provided that in no event shall a Company Benefit Plan include any arrangement operated by a Governmental Entity to which the Company or any Subsidiary is required to contribute under applicable Law.

“Company Closing Tax Opinion Representation Letter” means a representation letter substantially in the form of the Company Signing Tax Opinion Representation Letter, with such changes, updates or refinements, agreed to by the Company and Acquiror Tax Counsel, as may be necessary to reflect any changes in, or clarifications of, facts prior to the Closing, to be executed by the Company, dated and effective as of the Closing Date, delivered to Acquiror Tax Counsel as a condition to, and in connection with, the issuance of the Closing Tax Opinion.

“Company Credit Agreements” means (a) the 364-Day Credit Facility and (b) the Five-Year Credit Facility.

“Company Deferred Stock Unit” means any deferred share of Company Common Stock (whether or not vested) under any Company Benefit Plan that is outstanding as of immediately prior to the Effective Time and is credited in the form of units representing the fair market value of shares of Company Common Stock and is ultimately paid in shares of Company Common Stock.

“Company ESPP” means the Amended and Restated 2002 Employee Stock Purchase Plan.

“Company Fundamental Representations” means the representations and warranties made pursuant to Section 4.1(a) (Organization) (first sentence only), Section 4.1(b) (Organization) (with respect to the Company Organizational Documents only), Section 4.2 (Capital Stock) (other than Section 4.2(a) and, in the case of Section 4.2(d), with respect to Subsidiaries that are not material to the Company), Section 4.3 (Corporate Authority Relative to this Agreement; No Violation) (other than Section 4.3(d)(i) and Section 4.3(d)(iii)), Section 4.20 (Opinion of Financial Advisor), Section 4.21 (Finders or Brokers) and Section 4.22 (State Takeover Statutes).

“Company Indentures” means (i) the Indenture, dated as of March 15, 2001, between the Company and BNY Midwest Trust Company, as trustee, as supplemented by the Supplemental Indenture, dated as of March 29, 2001, between the Company and BNY Midwest Trust Company, as trustee, (ii) the Indenture, dated as of May 21, 2009, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee and (iii) the Indenture, dated as of May 6, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee.

“Company Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.

“Company Intervening Event” means any fact, circumstance, occurrence, event, development, change or condition or combination thereof that (a) was not known to or reasonably expected by the Company Board of Directors as of or prior to the date of this Agreement (or if known or reasonably expected, the consequences of which were not reasonably foreseeable as of or prior to the date of this Agreement) and (b) does not relate to any Company Takeover Proposal or expected receipt of a Company Takeover Proposal; provided, however, that in no event shall any of the following constitute, or be taken into account in determining the existence of, a Company Intervening Event: (x) the fact that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period, or changes after the date of this Agreement in the market price or trading volume of the Company Common Stock (provided that the underlying causes of such fact, to the extent not otherwise excluded from this definition of “Company Intervening Event,” may be taken into account in determining the existence of a Company Intervening Event) or (y) the reasonably foreseeable consequences of the announcement of this Agreement.

“Company Material Adverse Effect” means any fact, change, circumstance, event, occurrence, condition, development or combination of the foregoing that is materially adverse to the business, properties, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; provided that “Company Material Adverse Effect” shall not be deemed to include any fact, change, circumstance, event, occurrence, condition or development (in each case, by itself or when aggregated) relating to, resulting from or arising out of (i) changes after the date hereof in GAAP (or authoritative interpretation or enforcement thereof), (ii) changes after the date hereof in Laws (or authoritative interpretation or enforcement thereof), (iii) changes after the date hereof in global, national or regional political conditions (including cyber-attacks, acts of terrorism or sabotage, the outbreak of war or other armed hostilities or the escalation of any of the foregoing), (iv) any epidemics or pandemics (including COVID-19) and any hurricane, flood, tornado, earthquake or other natural disaster, (v) actions or omissions required of the Company or any of the Company’s Subsidiaries by this Agreement or any action or omission taken at the written request of Acquiror, (vi) (A) the negotiation, execution, announcement or existence of this Agreement or the Merger, including the announcement of the identity of Acquiror (provided, that this clause (vi)(A) shall not apply to any representation or warranty in Section 4.3(c), Section 4.3(d) or Section 4.11(j) to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby), or (B) any communication by Acquiror or any of its Affiliates regarding plans or proposals with respect to the Company and its Subsidiaries, in the case of each of foregoing clauses (A) and (B), including the impact thereof on the relationships, contractual or otherwise, of the Company and its Subsidiaries with customers, suppliers, lenders, lessors, business partners, employees (including any employee attrition), (vii) any breach of this Agreement by Acquiror or Merger Sub, (viii) any change, in and of itself, in the trading price or volume of the Company Common Stock or the failure, in and of itself, to meet internal or external budgets, forecasts, projections or predictions or analysts’ expectations or projections for any future period (provided, that the underlying causes of such change or failure may be taken into account in determining the existence of a Company Material Adverse Effect), (ix) changes after the date hereof in the global securities, credit or other financial markets or in general economic, business or market conditions, including any disruption thereof or any change in prevailing interest rates, or (x) conditions generally affecting the U.S. or any foreign economy (in which the Company and its Subsidiaries operate) or the industries in which the Company and its Subsidiaries operate (including changes to commodity prices); except, with respect to clauses (i), (ii), (iii), (iv), (ix) and (x) of this definition, to the extent that the effects of such change are disproportionately adverse to the business, properties, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, as compared to other companies in the industries in which the Company and its Subsidiaries operate.

“Company Notes” means, collectively, (i) the 2025 Notes, (ii) the 2026 Notes, (iii) the 2027 Notes, (iv) the 2028 Notes, (v) the 2029 Notes, (vi) the 2030 Notes, (vii) the 2031 Debentures, (viii) the 2033 Notes, (ix) the 2034 Notes, (x) the 2046 Debentures, and (xi) the 2054 Notes.

“Company Option” means any option to purchase Company Common Stock granted under any Company Stock Plan that is not a Company Stock Purchase Plan.

“Company Performance Stock Unit” means any restricted stock unit subject to vesting based on service and performance goals granted under any Company Stock Plan, payable in shares of Company Common Stock or whose value is determined with reference to the value of shares of Company Common Stock.

“Company Registrations” means all Patent Rights and all registrations and applications for Trademarks, Copyrights, Internet domain names and social media addresses that constitute Company Intellectual Property.

“Company Restricted Stock Unit” means any restricted stock unit subject to vesting solely based on service (and not on performance) granted under any Company Stock Plan other than a Company Deferred Stock Unit, payable in shares of Company Common Stock, or whose value is determined with reference to the value of shares of Company Common Stock, including any restricted stock unit granted in 2022 that was originally subject to vesting based on service and performance goals.

“Company Signing Tax Opinion Representation Letter” means the representation letter executed by the Company prior to the execution of this Agreement, dated and effective as of the date hereof, and delivered to Acquiror Tax Counsel as a condition to, and in connection with, the issuance of the Signing Tax Opinion.

“Company Stock Plans” means, collectively, the Company Stock Purchase Plans, the Company’s 2009 Non-Employee Director Stock Plan, the Company’s 2013 Long-Term Incentive Plan, the Company’s 2017 Long-Term Incentive Plan and the Company’s 2022 Long-Term Incentive Plan, in each case, as amended.

“Company Stock Purchase Plans” means, collectively, the Company ESPP, the Company’s Share Incentive Plan, the Company’s Employee Share Ownership Plan, the Company’s discounted share purchase plan maintained for the benefit of service providers in Belgium and a share purchase plan maintained for the benefit of service providers in France, in each case, as amended.

“Company Superior Proposal” means a bona fide, unsolicited written Company Takeover Proposal (a) that if consummated would result in a third party (or in the case of a direct merger between such third party and the Company, the stockholders of such third party) acquiring, directly or indirectly, more than fifty percent (50%) of the outstanding Company Common Stock or more than fifty percent (50%) of the assets of the Company and its Subsidiaries, taken as a whole, and (b) that the Company Board of Directors determines in good faith (in accordance with Section 6.3(f)), after consultation with its outside financial advisor and outside legal counsel, taking into account the timing and likelihood of consummation relative to the transactions contemplated by this Agreement, and after giving effect to any changes to this Agreement proposed by Acquiror in response to such Company Takeover Proposal (in accordance with Section 6.3(f)) and all other financial, legal, regulatory, Tax and other aspects of such proposal, including all conditions contained therein and the person making such Company Takeover Proposal, as the Company Board of Directors deems relevant, is more favorable from a financial standpoint to the stockholders of the Company than the Merger.

“Company Takeover Proposal” means any proposal or offer from any person (other than Parent or any of its direct or indirect Subsidiaries), with respect to, or that would reasonably be expected to lead to, in a single transaction or a series of related transactions, (a) a merger, consolidation, business combination, recapitalization, binding share exchange, liquidation, dissolution, joint venture or other similar transaction involving the Company or any of its Subsidiaries that if consummated would result in any person (or the stockholders of such person) beneficially owning twenty percent (20%) or more of the outstanding Company Common Stock or securities of the Company representing twenty percent (20%) or more of the voting power of the Company, (b) any acquisition of twenty percent (20%) or more of the outstanding Company Common Stock or securities of the Company representing twenty percent (20%) or more of the voting power of the Company, (c) any acquisition (including the acquisition of stock in any Subsidiary of the Company) of assets or businesses of the Company or its Subsidiaries, including pursuant to a joint venture, representing twenty percent (20%) or more of the consolidated assets, revenues or net income of the Company, (d) any tender offer or exchange offer that if consummated would result in any person beneficially owning twenty percent (20%) or more of the outstanding Company Common Stock or securities of the Company representing twenty percent (20%) or more of the voting power of the Company or (e) any combination of the foregoing types of transactions if the sum of the percentage of consolidated assets, consolidated revenues or earnings and Company Common Stock (or voting power of securities of the Company other than the Company Common Stock) involved is twenty percent (20%) or more.

“Contract” (including, its correlative meaning, “Contractual”) means any contract, note, bond, mortgage, indenture, deed of trust, license, lease, agreement, arrangement, commitment or other instrument or obligation that is legally binding.

“Contribution” has the meaning specified in the Separation and Distribution Agreement.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics, public health emergencies or disease outbreaks.

“COVID-19 Measures” means quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar laws, directives, restrictions, guidelines, responses, or recommendations of, or promulgated by, any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, or other reasonable actions taken, in each case, in connection with or in response to COVID-19.

“Debt Financing Sources” means the entities that are party to the Debt Financing Commitment Letter and any other entity (other than, in each case, Acquiror or any of its Affiliates) that has committed to provide, underwrite or arrange or act as an administrative or facility agent in respect of all or any part of the Financing (or any credit facilities or debt securities being issued in lieu of any portion of the Financing) in connection with the Merger or other transactions contemplated by this Agreement, including any arranger, agent, lender, initial purchaser, underwriter or investor that is a party to any commitment letter, engagement letter, joinder agreement, purchase agreement, indenture, credit agreement or other definitive agreement entered into pursuant thereto or relating thereto, together with its Affiliates, and its and their respective officers, directors, employees, agents, Representatives, members, managers, general or limited partners, shareholders, controlling persons, and their respective successors and assigns.

“Distribution” has the meaning specified in the Separation and Distribution Agreement.

“Environmental Law” means any Law relating to the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or any exposure to or Release of, or the management of (including the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of any Hazardous Materials).

“ERISA” means the Employee Retirement Income and Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same “controlled group” as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

“Five-Year Credit Facility” means that certain Five-Year Credit Agreement, dated as of December 21, 2021, by and among the Company (as successor in interest to Kellogg Company), JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other parties from time to time party thereto, as amended, restated, amended and restated, refinanced, supplemented or otherwise modified, replaced or refinanced from time to time.

“Foreign Investment Law” means any applicable Law that provides for the review, clearance or notification of transactions on grounds of national security or other national or public interest, including any state, national or multi-jurisdictional applicable Law that is designed or intended to prohibit, restrict or regulate actions by foreigners to acquire interests in or control over domestic equities, securities, entities, assets, land or interests.

“Governmental Entity” means any U.S. federal, state, local or foreign government, any transnational governmental organization or any court of competent jurisdiction, arbitral, regulatory authority, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or any national securities exchange or national quotation system or any SRO.

“Hazardous Materials” means (i) any material, substance, chemical, or waste (or combination thereof) that (A) is listed, defined, designated, regulated or classified as hazardous, toxic, radioactive, dangerous, a pollutant, a contaminant, petroleum, oil, or words of similar meaning or effect under any Environmental Law or (B) can form the basis of any liability under any Environmental Law relating to pollution, waste, or the environment, in each case due to its hazardous, toxic, dangerous or deleterious properties or characteristics; and (ii) any petroleum, petroleum products, per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X, and PFBs), polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials, radon, and toxic mold.

“Indebtedness” means, with respect to any person, without duplication, as of the date of determination, (a) all obligations of such person for borrowed money, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person issued or assumed as the deferred purchase price of property (including any potential future earn-out, purchase price adjustment, release of “holdback” or similar payment, but excluding obligations of such person incurred in the ordinary course of business consistent with past practice), (d) all lease obligations of such person that are required to be capitalized in accordance with GAAP as in effect on the date hereof on the books and records of such person, (e) all Indebtedness of others (excluding the Company and any of its Subsidiaries) secured by a Lien on property or assets owned or acquired by such person, whether or not the Indebtedness secured thereby has been assumed, (f) all obligations of such person under interest rate, currency or commodity derivatives or hedging transactions or similar arrangements (valued at the termination value thereof), (g) all letters of credit or performance bonds issued for the account of such person, to the extent drawn upon and not repaid or reimbursed, and (h) all guarantees and keepwell arrangements of such person of any Indebtedness of any other person other than the Company and any of its Subsidiaries.

“Intellectual Property” means all forms of intellectual property and intellectual property rights subsisting anywhere in the world, whether registered or unregistered, including the following: (a) patents, patent applications (including provisional patent applications), utility models, design registrations and certificates of invention and other governmental grants for the protection of inventions or industrial designs (including all related continuations, continuations-in-part, divisionals, reissues and reexaminations) (“Patent Rights”); (b) trademarks and service marks, logos, trade dress, corporate names and doing business designations, including all goodwill therein, and all registrations and applications for registration of the foregoing (“Trademarks”); (c) copyrights, designs, data and database rights and registrations and applications for registration thereof, including moral rights of authors, and all works of authorship (“Copyrights”); (d) Internet domain names and social media addresses; (e) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, formulas, know-how, manufacturing and product processes and techniques, research and development information, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and (f) other proprietary rights relating to any of the foregoing.

“Inventory” shall mean, collectively, all finished goods, raw materials, packaging supplies and work-in-process owned by the Company or any of its Subsidiaries.

“IRS Ruling” has the meaning specified in the Tax Matters Agreement.

“knowledge” means, (i) with respect to the Company and its Subsidiaries, the actual knowledge, after reasonable due inquiry, of the individuals listed on Section 1.1(A)(i) of the Company Disclosure Schedule and (ii) with respect to Acquiror and Merger Sub, the actual knowledge, after reasonable due inquiry, of the individuals listed on Section 1.1(A)(ii) of the Company Disclosure Schedule.

“Laws” means all federal, state, local and foreign laws, statutes, ordinances, rules, regulations, judgments, Orders, injunctions, decrees or agency requirements of Governmental Entities.

“Legal Proceeding” means any claim, action, suit, litigation, arbitration, proceeding or governmental or administrative investigation, inquiry or action.

“Liability” means any and all debts, liabilities and obligations, whether fixed, contingent or absolute, matured or unmatured, accrued or not accrued, determined or determinable, secured or unsecured, disputed or undisputed, subordinated or unsubordinated, or otherwise.

“Licensed IP” means Intellectual Property licensed or otherwise granted to the Company or any of its Subsidiaries by any third party, other than licenses in or to Commercially Available Software.

“Liens” means all liens, claims, mortgages, encumbrances, pledges, security interests or charges of any kind.

“made available” means, with respect to any information, document or material, that such information, document or material was (a) publicly filed on the SEC EDGAR database as part of a Company SEC Document (or expressly incorporated by reference into a Company SEC Document) after January 1, 2021, and prior to the date hereof or (b) made available on or prior to 12:00 p.m. New York time on August 13, 2024 for review by Acquiror or its Representatives in the electronic data site established on behalf of the Company and to which Acquiror and certain of its Representatives have been given access in connection with the transactions contemplated by this Agreement or otherwise.

“Named Executive Officers” means the principal executive officer, the principal financial officer and the next three most highly paid executive officers of the Company as of the end of the most recently completed fiscal year, based on total compensation as determined under Rule 402 of Regulation S-K under the Securities Act.

“NYSE” means the New York Stock Exchange.

“Order” means any charge, order, writ, injunction, judgment, decree, ruling, determination, directive, award or settlement of, with or by a Governmental Entity, whether civil, criminal or administrative and whether formal or informal.

“Permitted Lien” means (a) any Lien for Taxes not yet due and payable or delinquent or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in the applicable financial statements in accordance with GAAP, (b) vendors’, mechanics’, materialmen’s, carriers’, workers’, landlords’, repairmen’s, warehousemen’s, construction and other similar Liens arising or incurred in the ordinary course of business or with respect to Liabilities that are not yet due and payable or, if due, are not delinquent for greater than thirty (30) days or are being contested in good faith by appropriate proceedings and for which adequate reserves (based on good faith estimates of management) have been set aside for the payment thereof, (c) Liens imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building, fire, health and Environmental Laws and similar regulations, which do not materially affect the use of the properties or the assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (d) pledges or deposits in connection with workers’ compensation, unemployment insurance, social security and other similar legislation, (e) Liens relating to intercompany borrowings among a person and its direct or indirect Subsidiaries, (f) purchase money Liens securing payments under capital lease arrangements, (g) other than with respect to Company Owned Real Property or Company Leased Real Property, Liens arising under, and the other terms and conditions set forth in, original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business and containing terms consistent with arm’s length transactions of a similar type, (h) non-exclusive licenses to Intellectual Property granted in the ordinary course of business consistent with past practice, (i) Liens specifically identified, reflected in, reserved against or otherwise disclosed in the Company Financial Statements, (j) any right, interest, title or Lien of a landlord or sublandlord of any Company Leased Real Property or in the property being leased, provided any such Lien relates to the fee interest (and not the leasehold interest) of a Company Leased Real Property, (k) easements, covenants, conditions, restrictions and other similar matters of record affecting title to any Company Owned Real Property or Company Leased Real Property which do not materially impair the use of the properties or the assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (l) Liens securing Indebtedness that is secured as of the date of this Agreement (and any refinancing Indebtedness thereof incurred in accordance with this Agreement) and Liens securing any working capital lines of credit and cash pooling arrangements.

“person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such person.

“Proxy Statement” means the proxy statement of the Company related to the solicitation of votes in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger, at the Company Special Meeting.

“Release” means any release, spill, emission, discharge, leaking, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property, including the migration of Hazardous Materials through or in the air, soil, surface water, groundwater or property.

“Representatives” means, with respect to any person, such person’s Subsidiaries and such person’s and its Subsidiaries’ respective directors, officers, employees, agents, attorneys, accountants, financial advisors, investment bankers and other representatives.

“Request for Additional Information or Documentary Material” means any request or demand for the production, delivery or disclosure of documents, information or other evidence, or any request or demand for the production of witnesses for interviews or depositions or other oral or written testimony, by any Governmental Entity under any applicable Antitrust Law relating to the transactions contemplated hereby or by any third party challenging the transactions contemplated hereby, including any so-called “second request” for additional information or documentary material or any civil investigative demand made or issued by the Antitrust Division of the Department of Justice or the United States Federal Trade Commission.

“Reserved Terms” means the following terms related to any Consent Solicitation: the choice of one or more series of Company Notes to be made subject to such Consent Solicitation, the price and conditionality of such Consent Solicitation, all timing elements of such Consent Solicitation, the proposed amendments to the applicable Company Indentures in such Consent Solicitation, the choice of the solicitation agents or other agents to be retained in connection with such Consent Solicitation and their compensation arrangements, any termination of such Consent Solicitation and all amendments and modifications with respect to the foregoing from time to time.

“Restricted Person” means any person identified on the U.S. Department of Commerce’s Entity List, Denied Persons List, Unverified List or Military End User List, or the U.S. Department of State’s Debarred List.

“Restrictive Covenant” means any agreement or obligation restricting or limiting the ability of a Company Associate to solicit or hire any employee of the Company or its Subsidiaries, solicit or conduct business with any business counterparty of the Company or its Subsidiaries or compete with the Company or its Subsidiaries.

“Sanctioned Jurisdiction” means a country or territory that is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea, the so-called Luhansk People’s Republic, and the so-called Donetsk People’s Republic regions of Ukraine, and the non-government controlled areas of Ukraine in the oblasts of Kherson and Zaporizhzhia).

“Sanctioned Person” means any person subject to Sanctions, including as a result of being (a) listed in any list of sanctioned persons, including those maintained by the United States (including the Department of the Treasury’s Office of Foreign Assets Control and the Department of State), the United Nations Security Council, the United Kingdom, or the European Union; (b) located, organized, or resident in a Sanctioned Jurisdiction; or (c) directly or indirectly owned fifty percent (50%) or more or controlled, individually or in the aggregate, by one or more persons described in the foregoing clauses (a) and/or (b).

“Sanctions” means the economic, trade or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced from time to time by any Sanctions Authority.

“Sanctions and Export Control Laws” means any applicable Law related to (a) import and export controls, including the U.S. Export Administration Regulations, (b) economic or financial sanctions and trade embargoes, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union, and the United Kingdom or (c) anti-boycott measures.

“Sanctions Authority” means the United States government (including the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State); the Government of Canada (including Global Affairs Canada, the Minister of Foreign Affairs, Public Safety Canada and the Department of Justice Canada), the United Nations Security Council; the European Union, any European Union member state; and the United Kingdom.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 336(e) Election” has the meaning specified in the Tax Matters Agreement.

“Separation and Distribution Agreement” means that certain Separation and Distribution Agreement, dated as of September 29, 2023, by and between the Company and SpinCo.

“Separation Transactions” means the Contribution, the Distribution, and all other transactions listed on Schedule A to the Tax Matters Agreement to the extent intended to be treated as transactions qualifying in whole or in part under Section 355 and/or Section 368(a)(1)(D) of the Code.

“Signing Tax Opinion Representation Letters” means the Company Signing Tax Opinion Representation Letter and the Acquiror Signing Tax Opinion Representation Letter.

“SpinCo” means WK Kellogg Co.

“SRO” means any self-regulatory organization of any nature, including any United States or foreign securities exchange, futures exchange, commodities exchange or contract market and any advertising or industry self-regulatory organization.

“Subsidiaries” means, with respect to any Party, any corporation, partnership, joint venture or other legal entity of which such Party (either alone or through or together with any other Subsidiary), owns, directly or indirectly, fifty percent (50%) or more of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, joint venture or other legal entity, or otherwise owns, directly or indirectly, such capital stock or other equity interests that would confer control of any such corporation, limited liability company, partnership, joint venture or other legal entity, or any person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act.

“Tax” (including, its correlative meaning “Taxes”) means all federal, state, local or foreign tax, custom, impost, levy, duty, fee or other assessment or charge of any nature whatsoever imposed by any Governmental Entity (including any income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, premium, license, recording, occupation, environmental, abandoned or unclaimed property, real or personal property and estimated tax, alternative or add-on minimum tax, customs duty or other tax), together with any interest, penalties, fines or additions imposed with respect thereto.

“Tax-Free Status of the Transactions” has the meaning specified in the Tax Matters Agreement.

“Tax Materials” has the meaning specified in the Tax Matters Agreement.

“Tax Matters Agreement” means that certain Tax Matters Agreement, dated as of September 29, 2023, by and between the Company and SpinCo.

“Tax Return” means any return, report, information return, claim for refund, election, estimated tax filing or declaration or similar filing (including any attached schedules, supplements and additional or supporting material) filed or required to be filed, or supplied or required to be supplied, with respect to Taxes, including any amendments thereof.

“Top Customers” means the largest ten (10) customers of the Company and its Subsidiaries, taken as a whole, based on dollar value of sales to such customers by the Company and its Subsidiaries, taken as a whole, during the fiscal year ended December 30, 2023.

“Top Suppliers” means the largest ten (10) suppliers of products or services to the Company and its Subsidiaries, taken as a whole, based on expenditures of the Company and its Subsidiaries, taken as a whole, during the twelve (12) month period ended March 30, 2024.

“Treasury Regulations” means the regulations promulgated under the Code by the U.S. Department of the Treasury.

“Willful Breach” means a breach that is the result of a willful or intentional act or failure to act by a person that would, or reasonably would be expected to, result in a material breach of this Agreement.

Section 1.2 Defined Terms. The following terms are defined in this Agreement in the sections indicated below:

Acquiror	Preamble
Acquiror 401(k) Plan	Section 6.4(f)
Acquiror Approvals	Section 5.2(b)
Acquiror Benefit Plans	Section 6.4(d)
Acquiror Board of Managers	Recitals
Adverse Recommendation Change	Section 6.3(e)
Agreement	Preamble

Book-Entry Shares	Section 3.1(a)(i)
Broker Fees	Section 4.21
Burdensome Condition	Section 6.5(b)
Canceled Shares	Section 3.1(a)(ii)
Capitalization Date	Section 4.2(a)
Certificate	Section 3.1(a)(i)
Certificate of Merger	Section 2.3
Chosen Courts	Section 9.5(a)
Clean Room Agreement	Section 6.2(d)
Clearance Date	Section 6.6(a)
Closing	Section 2.2
Closing Date	Section 2.2
Closing Tax Opinion	Section 7.2(f)
Closing Year Annual Bonus	Section 6.4(c)
Closing Year Annual Bonus Payment	Section 6.4(c)
Collective Bargaining Agreement	4.11(n)
Company	Preamble
Company Acquisition Agreement	Section 6.3(e)
Company Approvals	Section 4.3(c)
Company Board of Directors	Recitals
Company Bylaws	Section 4.1(b)
Company Certificate	Section 4.1(b)
Company Common Stock	Recitals
Company Disclosure Schedule	Article IV
Company Financial Statements	Section 4.4(b)
Company Indemnified Parties	Section 6.9(a)
Company Intervening Event Recommendation Change	Section 6.3(g)
Company Leased Real Property	Section 4.16
Company Material Contract	Section 4.19(a)(viii)
Company Non-Union 401(k) Plans	Section 6.4(f)
Company Organizational Documents	Section 4.1(b)
Company Owned Real Property	Section 4.16
Company Permits	Section 4.7(b)
Company Real Property Leases	Section 4.16
Company Recommendation	Recitals
Company SEC Documents	Section 4.4(a)
Company Securities	Section 4.2(b)
Company Shares	Recitals
Company Special Meeting	Section 6.6(b)
Company Stockholder Approval	Section 4.3(b)
Company Subsidiary Organizational Documents	Section 4.1(b)
Company Takeover Transaction	Section 8.3(a)
Confidentiality Agreement	Section 6.2(d)
Consent Solicitation	Section 6.14(b)
Continuing Employee	Section 6.4(a)
D&O Insurance	Section 6.9(c)

Debt Financing	Section 5.4
Debt Financing Commitment Letter	Section 5.4
Debt Financing Letters	Section 5.4
Definitive Agreements	Section 6.18(a)
Delaware Secretary	Section 2.3
DGCL	Recitals
DGCL 262	Section 3.1(b)
Dispositions	Section 6.1(a)(vi)
Dissenting Shares	Section 3.1(b)
DLLCA	Recitals
DSU Cash Payment	Section 3.3(d)
Early Good Leaver Termination	Section 6.4(c)
Effective Time	Section 2.3
Employee Allowances	Section 6.4(a)
Exchange Act	Section 4.3(c)
Exchange Offer	Section 6.14(c)
Fee Letter	Section 5.4
Final Purchase Date	Section 3.3(f)
Financing	Section 6.13(a)
GAAP	Section 4.4(b)
Guaranteed Obligations	Section 9.15(a)
Guaranty	Section 9.15(a)
HSR Act	Section 4.3(c)
IRS	Section 4.11(a)
Legal Restraint	Section 7.1(b)
Letter of Transmittal	Section 3.2(c)
Merger	Section 2.1
Merger Consideration	Section 3.1(a)(i)
Merger Sub	Preamble
Merger Sub Common Interests	Section 3.1(a)(iv)
Multiemployer Plan	Section 4.11(d)
Option Cash Payment	Section 3.3(a)
Outside Date	Section 8.1(b)
Parent	Preamble
Parties	Preamble
Party	Preamble
Payment Agent	Section 3.2(a)
Payment Fund	Section 3.2(b)
Payoff Letters	Section 6.14(a)
PBGC	Section 4.11(e)
Prior Year Annual Bonus	Section 6.4(c)
Prohibited Modifications	Section 6.18(b)
PSU Cash Payment	Section 3.3(c)
Qualified Plan	Section 4.11(c)
Regulatory Approvals	Section 7.1(c)
Regulatory Filings and Consents	Section 4.3(c)

Remainder Shares	Section 3.1(a)(iii)
Required Amount	Section 5.4
Reverse Termination Fee	Section 8.3(e)
RSU Cash Payment	Section 3.3(b)
Sarbanes-Oxley Act	Section 4.4(a)
Securities Act	Section 4.3(c)
Signing Tax Opinion	Section 5.9(d)
Surviving Corporation	Section 2.1
Termination Fee	Section 8.3(d)
Title IV Plan	Section 4.11(e)
Voting Agreement	Recitals

ARTICLE II

THE MERGER

Section 2.1 The Merger. Upon the terms and subject to the satisfaction or valid waiver of the conditions set forth in this Agreement, and in accordance with the DGCL and DLLCA, at the Effective Time, Merger Sub shall be merged with and into the Company (the “Merger”), whereupon the separate existence of Merger Sub will cease, with the Company surviving the Merger (the Company, as the surviving entity in the Merger, sometimes being referred to herein as the “Surviving Corporation”), such that following the Merger, the Surviving Corporation will be a wholly owned direct or indirect Subsidiary of Acquiror. The Merger shall have the effects provided in this Agreement and as specified in the DGCL and DLLCA.

Section 2.2 Closing. The closing of the Merger (the “Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, New York 10018 at 10:00 a.m., New York City time, on the third (3rd) Business Day (or other date agreed in writing by the Parties) after the satisfaction or waiver of the last of the conditions set forth in Article VII to be satisfied or, if permissible, waived (other than any such conditions that by their nature are to be satisfied by action taken at or immediately prior to the Closing, but subject to the satisfaction or waiver of such conditions at or immediately prior to the Closing), unless another time, date or place is agreed upon in writing by the Company and Acquiror. The date on which the Closing actually occurs is referred to as the “Closing Date.”

Section 2.3 Effective Time. On the Closing Date, the Parties shall cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be duly executed and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) as provided under the DGCL and DLLCA and make any other filings, recordings or publications required to be made by the Company, Merger Sub or Acquiror under the DGCL and DLLCA in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary or on such later date and time as shall be agreed upon by the Company and Acquiror and specified in the Certificate of Merger (such date and time being hereinafter referred to as the “Effective Time”).

Section 2.4 Effects of the Merger. The effects of the Merger shall be as provided in this Agreement and in the applicable provisions of the DGCL and DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, Liabilities and duties of the Company and Merger Sub shall become the debts, Liabilities and duties of the Surviving Corporation, all as provided under the DGCL and DLLCA.

Section 2.5 Organizational Documents of the Surviving Corporation. Subject to Section 6.9, at the Effective Time:

(a) the certificate of incorporation of the Surviving Corporation shall be amended and restated to conform to Exhibit A;

(b) the bylaws of the Surviving Corporation shall be amended and restated to conform to Exhibit B; and

(c) the name of the Surviving Corporation shall be “Kellanova”.

Section 2.6 Officers and Directors of the Surviving Corporation. Subject to applicable Law, the managers of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The officers of the Company immediately prior to the Effective Time, or such other individuals designated by Acquiror as of the Effective Time, shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE III

CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

Section 3.1 Effect on Capital Stock.

(a) At the Effective Time, by virtue of the Merger and without any action on the part of any of the Parties or the holder of any shares of Company Common Stock or Merger Sub Common Interests (as defined below):

(i) Conversion of Company Common Stock. Subject to Section 3.1(b), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Canceled Shares, Dissenting Shares, and Remainder Shares) shall be automatically converted into the right to receive $83.50, in cash, without interest (the “Merger Consideration”). From and after the Effective Time, all such shares of Company Common Stock (including all uncertificated shares of Company Common Stock represented by book-entry form (“Book-Entry Shares”) and each certificate that, immediately prior to the Effective Time, represented any such shares of Company Common Stock (each, a “Certificate”)) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and any dividends or other distributions declared in accordance with the terms of Section 6.1 with a record date prior to the Effective Time to which holders of Company Common Stock as of such record date become entitled and that remain unpaid as of the Effective Time upon the surrender or conversion of such shares of Company Common Stock in accordance with Section 3.2, without interest.

(ii) Cancellation of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned or held in treasury by the Company shall no longer be outstanding and shall automatically be canceled and shall cease to exist (the “Canceled Shares”), and no consideration shall be delivered in exchange therefor.

(iii) Certain Parent and Subsidiary Owned Shares. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is owned by any direct or indirect wholly owned Subsidiary of the Company or by Parent or any of its Subsidiaries (including Acquiror and its Subsidiaries) shall remain outstanding at the Effective Time (“Remainder Shares”) and shall not be converted into the right to receive the Merger Consideration as provided in Section 3.1(a)(i).

(iv) Treatment of Merger Sub Common Interests. At the Effective Time, each common interest issued by Merger Sub and outstanding (“Merger Sub Common Interests”) shall be automatically converted into and become one (1) fully paid and nonassessable share of common stock of the Surviving Corporation.

(b) Shares of Dissenting Stockholders. Anything in this Agreement to the contrary notwithstanding, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder of record or beneficial owner who did not vote in favor of the adoption of this Agreement (or consent thereto in writing) and is entitled to demand and properly demands appraisal of such shares of Company Common Stock pursuant to, and who complies in all respects with, Section 262 of the DGCL (“DGCL 262”, and any such shares meeting the requirement of this sentence, “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, but instead at the Effective Time shall be converted into the right to receive payment of such amounts as are payable in accordance with DGCL 262 (it being understood and acknowledged that, at the Effective Time, such Dissenting Shares shall no longer be outstanding, shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto other than the right to receive the fair value of such Dissenting Shares to the extent afforded by DGCL 262); provided that if any such holder or beneficial owner shall fail to perfect or otherwise shall effectively waive, withdraw or otherwise lose the right to payment of the fair value of such Dissenting Shares under DGCL 262, then the right of such holder to be paid the fair value of such holder’s Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, without interest or duplication, the Merger Consideration as provided in Section 3.1(a)(i). The Company shall give prompt written notice to Acquiror of any demands received by the Company for fair value of any Company Shares, of any withdrawals of such demands and of any other instruments served pursuant to the DGCL and received by the Company relating to DGCL 262 and any alleged appraisal rights, and Acquiror shall have the opportunity to participate in, and direct all negotiations and proceedings with respect to, such demands. Prior to the Effective Time, the Company shall not, without the prior written consent of Acquiror, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demand, or agree to do any of the foregoing.

(c) Certain Adjustments. If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reclassification, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Merger Consideration shall be equitably adjusted, without duplication, to proportionally reflect such change; provided that nothing in this Section 3.1(c) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(d) Dividends Declared Prior to Closing. Acquiror acknowledges and agrees on its behalf and on behalf of the Surviving Corporation that if prior to the Closing Date, the Company has declared and set a record date for a dividend permitted by this Agreement, and the Effective Time occurs after the record date for such dividend and prior to the payment date for such dividend, that such dividend (and any applicable dividend equivalent rights to the extent any holder of a Company equity award was entitled to such rights under the terms of a Company equity award as in effect on the date the Company declared the applicable dividend) shall be paid to holders of record as of such record date on the scheduled payment date.

Section 3.2 Exchange of Certificates.

(a) Appointment of Payment Agent. Prior to the Effective Time, Acquiror shall appoint a bank or trust company to act as payment agent (the “Payment Agent”), the identity and terms of appointment of which to be reasonably acceptable to the Company for the payment of the Merger Consideration in the Merger and shall enter into an agreement relating to the Payment Agent’s responsibilities under this Agreement.

(b) Deposit of Merger Consideration. At or prior to the Effective Time, Acquiror shall make or cause to be made available to the Payment Agent cash sufficient to pay the aggregate Merger Consideration payable in the Merger at such time as is necessary for the payment to holders of Company Common Stock (the “Payment Fund”). The Payment Agent shall invest any cash included in the Payment Fund as directed by Acquiror; provided, however, that (i) no such investment or loss thereon shall affect the amounts payable to holders of Certificates or Book-Entry Shares pursuant to this Article III, and following any losses from any such investment, Acquiror shall promptly provide, or cause to be provided, additional funds to the Payment Agent for the benefit of the holders of the Company Common Stock at the Effective Time in the amount of such losses, which additional funds will be deemed to be part of the Payment Fund and (ii) such investments shall be in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, respectively. Any interest or other income resulting from such investments shall be paid to Acquiror or its designee, upon demand. Acquiror shall cause the Payment Fund to be (i) held for the benefit of the holders of the Company Common Stock and (ii) applied promptly to making the payments pursuant to Section 3.1. The Payment Fund shall not be used for any purpose other than to fund payments pursuant to Section 3.1, except as expressly provided for in this Agreement.

(c) Exchange Procedures. As promptly as reasonably practicable after the Effective Time and in any event within three (3) Business Days of the Closing Date, Acquiror shall cause the Payment Agent to mail to each holder of a Certificate that immediately prior to the Effective Time represented shares of Company Common Stock that were converted pursuant to Section 3.1(a)(i) into the right to receive the Merger Consideration (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or effective affidavits of loss in lieu thereof as provided in Section 3.2(d)) to the Payment Agent and shall be in customary form and have such other provisions as Acquiror and the Company shall reasonably agree) (the “Letter of Transmittal”) and (ii) instructions for use in effecting the surrender of Certificates in exchange for the Merger Consideration.

(d) Surrender of Certificates. Upon surrender of Certificates (or effective affidavits of loss in lieu thereof as provided in this Section 3.2(d) or Section 3.2(i)) to the Payment Agent together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may customarily be required by the Payment Agent, the holder of such Certificates shall be entitled to receive in exchange therefor the Merger Consideration into which the shares represented by such Certificates have been converted pursuant to this Agreement promptly following the later to occur of (i) the Effective Time or (ii) the Payment Agent’s receipt of such Certificate (or affidavit of loss in lieu thereof), and the Certificate (or affidavit of loss in lieu thereof) so surrendered shall be forthwith canceled. In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer or stock records of the Company, any cash to be paid upon due surrender of the Certificate formerly representing such shares of Company Common Stock may be paid to such a transferee if such Certificate is presented to the Payment Agent, accompanied by all documents required to evidence and effect such transfer and to evidence to the satisfaction of the Payment Agent that any applicable stock transfer or other similar Taxes have been paid or are not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.

(e) Book-Entry Shares. As promptly as practicable following the Effective Time, the Payment Agent shall issue and deliver the Merger Consideration to each holder of Book-Entry Shares that immediately prior to the Effective Time represented shares of Company Common Stock that were converted pursuant to Section 3.1(a)(i) into the right to receive the Merger Consideration, and the Book-Entry Shares shall be canceled, and unless reasonably requested by the Payment Agent, without such holder being required to deliver a Certificate or any letter of transmittal, “agent’s message” or other documents to the Payment Agent. No interest shall be paid or shall accrue on the cash payable in respect of any Book-Entry Share.

(f) No Further Ownership Rights in Company Common Stock. The cash paid in accordance with the terms of this Article III in respect of any shares of Company Common Stock shall be deemed to have been delivered and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock (subject to DGCL 262). From and after the Effective Time, all holders of Certificates and Book-Entry Shares shall cease to have any rights as stockholders of the Company other than the right to receive the Merger Consideration (subject to DGCL 262) and any dividends or other distributions declared in accordance with the terms of Section 6.1 with a record date prior to the Effective Time to which holders of shares of Company Common Stock as of such record date become entitled and that remain unpaid as of the Effective Time into which the shares represented by such Certificates or Book-Entry Shares have been converted pursuant to this Agreement upon the surrender of such Certificate or Book-Entry Share in accordance with Section 3.1(b) or 3.2(d), as applicable, in each case without interest or duplication. From and after the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificates or Book-Entry Shares formerly representing shares of Company Common Stock converted pursuant to this Agreement are presented to the Surviving Corporation, Acquiror or the Payment Agent for any reason, such Certificates or Book-Entry Shares shall be canceled and exchanged as provided in this Article III, subject to DGCL 262 in the case of Dissenting Shares.

(g) Termination of Payment Fund. Any portion of the Payment Fund (including any interest or other amounts received with respect thereto) that remains unclaimed by, or otherwise undistributed to, the holders of Certificates and Book-Entry Shares for one (1) year after the Effective Time shall be delivered to Acquiror or a Subsidiary of Acquiror designated by Acquiror, upon written demand, and any holder of Certificates or Book-Entry Shares who has not theretofore complied with this Article III shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws), as general creditors thereof, for satisfaction of its claim for Merger Consideration without any interest thereon. Any portion of the aggregate Merger Consideration made available to the Payment Agent pursuant to Section 3.2(b) to pay for Company Shares for which appraisal rights have been perfected shall be delivered to Acquiror promptly (and in any event within two (2) Business Days) following Acquiror’s demand to the Payment Agent therefor.

(h) No Liability. None of Acquiror, the Company, Merger Sub, the Payment Agent or any of their respective Affiliates shall be liable to any person in respect of any portion of the Payment Fund or portion of the aggregate Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any other provision of this Agreement notwithstanding, any portion of the aggregate Merger Consideration that remains undistributed to the holders of Certificates and Book-Entry Shares as of the second anniversary of the Effective Time (or immediately prior to such earlier date on which the aggregate Merger Consideration or such cash would otherwise escheat to or become the property of any Governmental Entity), shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

(i) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Acquiror or the Payment Agent, the making by such person of an indemnity in such amount as Acquiror or the Payment Agent may determine is reasonably necessary as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Payment Agent (or, if subsequent to the termination of the Payment Fund and subject to Section 3.2(g), Acquiror) shall deliver or cause to be delivered, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration with respect to such shares of Company Common Stock represented by such Certificate.

Section 3.3 Company Incentive Awards.

(a) The Company shall take all action necessary so that, at the Effective Time, each Company Option that is outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether subject to service-based or performance-based vesting conditions), by virtue of the Merger and without any action on the part of the Company, Acquiror, Parent, Merger Sub, the holders of such Company Option or any other person, (i) shall be deemed to be fully vested (including with respect to any performance-based vesting requirements), (ii) shall be converted into the right of the holder to receive from Acquiror or its applicable Affiliate an amount, in cash, without interest, equal to the product of (A) the total number of shares of Company Common Stock subject to such Company Option after giving effect to clause (i) of this Section 3.3(a) and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock of such Company Option (the “Option Cash Payment”) and (iii) from and after the Effective Time, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company Options shall cease to have any rights with respect thereto, except the right to receive the Option Cash Payment in accordance with this Section 3.3(a). For the avoidance of doubt, in the event that the per share exercise price of any Company Option is equal to or greater than the Merger Consideration, such Company Option shall be canceled as of the Effective Time without payment therefor and shall have no further force or effect and the applicable holder shall cease to have any rights with respect thereto, and the Company shall take all such action necessary to effect such treatment.

(b) Except as otherwise provided in Section 3.3(b) of the Company Disclosure Schedule, the Company shall take all action necessary so that, at the Effective Time, each Company Restricted Stock Unit that is outstanding as of immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the Company, Acquiror, Parent, Merger Sub, the holders of such Company Restricted Stock Unit or any other person, (i) shall be deemed to be fully vested as to the number of shares of Company Common Stock issuable pursuant to such Company Restricted Stock Unit, (ii) shall be converted into the right of the holder thereof to receive from Acquiror or its applicable Affiliate an amount, in cash, without interest, equal to the sum of (A) the product of (I) such number of shares of Company Common Stock referenced in clause (i) of this Section 3.3(b) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credited with respect to such Company Restricted Stock Units (collectively, the “RSU Cash Payment”) and (iii) from and after the Effective Time, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company Restricted Stock Unit shall cease to have any rights with respect thereto, except the right to receive the RSU Cash Payment in accordance with this Section 3.3(b).

(c) The Company shall take all action necessary so that, at the Effective Time, each Company Performance Stock Unit that is outstanding as of immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of the Company, Acquiror, Parent, Merger Sub, the holders of such Company Performance Stock Unit or any other person, (i) shall be deemed vested with the number of shares of Company Common Stock issuable pursuant to such Company Performance Stock Unit determined in accordance with Section 3.3(c) of the Company Disclosure Schedule, (ii) shall be converted into the right of the holder thereof to receive from Acquiror or its applicable Affiliate in accordance with Section 3.3(c) of the Company Disclosure Schedule an amount, in cash, without interest, equal to the sum of (A) the product of (I) such number of shares of Company Common Stock referenced in clause (i) of this Section 3.3(c) and (II) the Merger Consideration and (B) all dividend equivalents accrued or credited with respect to such Company Performance Stock Units (collectively, the “PSU Cash Payment”) and (iii) from and after the Effective Time, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company Performance Stock Unit shall cease to have any rights with respect thereto, except the right to receive the PSU Cash Payment in accordance with this Section 3.3(c).

(d) The Company shall take all action necessary so that, at the Effective Time, all Company Deferred Stock Units, by virtue of the Merger and without any action on the part of the Company, Acquiror, Parent, Merger Sub, the holders of such Company Deferred Stock Unit or any other person, (i) shall be converted into the right of the holder thereof to receive from Acquiror or its applicable Affiliate at the time specified in the applicable Company Benefit Plan and in accordance with Section 409A of the Code, an amount, in cash, without interest, equal to the sum of (X) the product of (A) such number of shares of Company Common Stock underlying the Deferred Stock Units and (B) the Merger Consideration and (Y) all dividend equivalents accrued or credited with respect to such Company Deferred Stock Units (collectively, the “DSU Cash Payment”) and (ii) from and after the Effective Time, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each applicable holder of such Company Deferred Stock Units shall cease to have any rights with respect thereto, except the right to receive the DSU Cash Payment in accordance with this Section 3.3(d).

(e) Except as otherwise required under the terms of the applicable award agreement or as necessary to avoid the imposition of any additional Taxes or penalties with respect to awards under the Company Stock Plans pursuant to Section 409A of the Code, Acquiror or its applicable Affiliates shall cause the Company to make all payments, subject to Section 3.5, required to be made by Acquiror or its applicable Affiliates under this Section 3.3 as soon as reasonably practicable following the Effective Time, but no later than the first regularly scheduled payroll date that is at least five (5) Business Days after the Effective Time; provided that any such amounts shall be paid without interest.

(f) Prior to the Effective Time, the Company (1) may, in its discretion, amend the Company ESPP to freeze all participant payroll deduction elections in effect as of the date of this Agreement under the Company ESPP, and (2) shall take all actions necessary pursuant to the terms of the Company ESPP and applicable Law to, contingent on the Effective Time, (i) provide that (A) no new Purchasing Period (as defined in the Company ESPP) will be commenced following the date of this Agreement under the Company ESPP, (B) there will be no increase in the amount of participants’ payroll deduction elections under the Company ESPP or any contributions other than previously elected payroll deductions during the current Purchasing Period from those in effect as of the date of this Agreement, (C) no individuals shall commence participation in the Company ESPP during the period from the date of this Agreement through the Effective Time and (D) each purchase right issued pursuant to the Company ESPP shall be fully exercised on the “Final Purchase Date,” which shall be the earlier of (x) the scheduled purchase date for such Purchasing Period and (y) the date immediately prior to the Effective Time (with any participant payroll deductions not applied to the purchase of Company Common Stock returned to the participant), (ii) notify each participant in writing, at least ten (10) days before the Final Purchase Date, that the purchase date for his or her purchase right issued pursuant to the Company ESPP has been changed to the Final Purchase Date and (iii) terminate the Company ESPP effective as of immediately prior to the Effective Time.

(g) Prior to the Effective Time, the Company Board of Directors (or, if appropriate, any duly authorized committee thereof administering the Company Stock Plans) shall adopt such resolutions, provide any required notice, obtain any required holder written consents and take such other actions as may be required to provide for the treatment set forth in this Section 3.3 in respect of the Company Options, the Company Restricted Stock Units, the Company Performance Stock Units, the Company Deferred Stock Units and the Company ESPP, in each case, effective upon the Effective Time; provided that the foregoing actions shall be subject to Acquiror’s prior review.

Section 3.4 Further Assurances.

(a) If at any time before or after the Effective Time, Acquiror or the Company reasonably believes or is advised that any further instruments, deeds, assignments or assurances are reasonably necessary or desirable to consummate the Merger or to carry out the purposes and intent of this Agreement at or after the Effective Time, then Acquiror, Merger Sub, the Company and the Surviving Corporation and their respective officers and directors or managers shall execute and deliver all such proper instruments, deeds, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Merger and to carry out the purposes and intent of this Agreement; provided, however, that this Section 3.4(a) shall not be interpreted to require any person to take any action or omit from taking any action that it is not required to take pursuant to the terms of Section 6.5.

(b) In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of any of the Parties to the Merger, the officers of the Surviving Corporation shall be authorized to, in the name and on behalf of the Company, execute and deliver such deeds, bills of sale, assignment or assurances and take all such other action as may be necessary in connection therewith.

Section 3.5 Withholding Rights. Each of the Company, Acquiror, Merger Sub, the Surviving Corporation and the Payment Agent shall be entitled to deduct and withhold or cause to be deducted and withheld from any amounts otherwise payable pursuant to this Article III, such amounts as may be required to be deducted or withheld with respect to the making of such payment under any applicable Tax Law. Any amounts so deducted or withheld, and, if required, paid over to the applicable Governmental Entity, shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction or withholding was made.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in (a) the Company SEC Documents filed after January 1, 2021, and publicly available prior to the date hereof where the relevance of the information to a particular representation is reasonably apparent on its face (excluding any disclosures contained under the captions “Risk Factors” or “Forward Looking Statements” or any similarly titled captions and any other disclosures contained therein that are cautionary or forward looking in nature) or (b) the disclosure schedule delivered by the Company to Acquiror immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (provided, that disclosure in any section or subsection of the Company Disclosure Schedule shall apply only to the corresponding section or subsection of this Agreement except to the extent that the relevance of such disclosure to another section or subsection of this Agreement is reasonably apparent on the face of such disclosure; provided, further, that any listing of any fact, item or exception disclosed in any section of the Company Disclosure Schedule shall not be construed as an admission of liability under any applicable Law or for any other purpose and shall not be construed as an admission that such fact, item or exception is in fact material or creates a measure of materiality for purpose of this Agreement or otherwise), the Company represents and warrants to Acquiror and Merger Sub as follows:

Section 4.1 Organization.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted in all material respects. Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or licensed, and has all necessary governmental approvals, to do business and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such approvals, qualification or licensing necessary, except where the failure to be so duly qualified or licensed, have such approvals and be in good standing (with respect to jurisdictions that recognize such concept) has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) The Company has made available to Acquiror prior to the date of this Agreement a true and complete copy of the Company’s Restated Certificate of Incorporation, dated September 29, 2023, and as amended on April 29, 2024 (as so amended, the “Company Certificate”) and Bylaws (the “Company Bylaws”) (together, the “Company Organizational Documents”), in each case, as amended and in effect through the date hereof. The Company Organizational Documents and the certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent or organizational documents for each Subsidiary of the Company that would be required to be identified in the Company’s Annual Report on Form 10-K pursuant to Section 601(b)(21) of Regulation S-K of the SEC (collectively, the “Company Subsidiary Organizational Documents”) are in full force and effect, and neither the Company nor any of its Subsidiaries is in violation of any of their respective provisions, except, in the case of the Company’s Subsidiaries, as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.2 Capital Stock.

(a) The authorized capital stock of the Company consists of 1,000,000,000 shares of Company Common Stock. At the close of business on August 9, 2024 (the “Capitalization Date”): (i) 343,946,955 shares of Company Common Stock were issued and outstanding; (ii) 77,576,516 shares of Company Common Stock were held by the Company or any of its Subsidiaries in its or their treasury; (iii) 7,614,029 shares of Company Common Stock were underlying outstanding and unexercised Company Options; (iv) 3,051,168 shares of Company Common Stock were underlying Company Restricted Stock Units; (v) 3,263,867 shares of Company Common Stock were underlying Company Performance Stock Units (assuming performance is calculated at the maximum level of performance); (vi) 354,852 shares of Company Common Stock were underlying Company Deferred Stock Units; and (vii) 1,087,726 shares of Company Common Stock remain available for future issuance under the Company ESPP. Except as set forth in the preceding sentence, at the close of business on the Capitalization Date, no shares of capital stock or other voting securities of or equity interests in the Company were issued, reserved for issuance or outstanding. From and after the Capitalization Date until and including the date hereof the Company (A) has not issued any shares of its capital stock (other than pursuant to the Company ESPP or in respect of the valid exercise of Company Options or upon the valid settlement of Company Restricted Stock Units, Company Performance Stock Units or Company Deferred Stock Units), (B) has not granted any options, warrants, restricted stock, restricted stock units or stock appreciation rights or entered into any other agreements or commitments to issue any shares of its capital stock or (C) granted any other awards in respect of any shares of its capital stock and has not split, combined or reclassified any of its shares of capital stock. All of the outstanding Company Shares are, and all Company Shares that may be issued prior to the Effective Time will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Company Common Stock may vote.

(b) The Company will make available to Acquiror, within fifteen (15) Business Days of this Agreement, a true, correct and complete list, as of the Capitalization Date, of (i) the name or employee identification number of each holder of Company Options, Company Restricted Stock Units, Company Performance Stock Units and Company Deferred Stock Units, (ii) the Company Stock Plan under which such Company Option, Company Restricted Stock Unit, Company Performance Stock Unit or Company Deferred Stock Unit was

granted, (iii) the number of outstanding Company Options, Company Restricted Stock Units, Company Performance Stock Units and Company Deferred Stock Units held by such holder (at maximum levels of performance), (iv) the grant date of each such Company Option, Company Restricted Stock Unit, Company Performance Stock Unit and Company Deferred Stock Unit, (v) the number of Company Shares such holder is entitled to receive upon the exercise of each Company Option and the corresponding exercise price and (vi) the expiration date of each Company Option. Each Company Option has been granted with an exercise price no less than the fair market value of the underlying Company Shares as of the date of such grant. Except for the Company Options, Company Restricted Stock Units, Company Performance Stock Units, Company Deferred Stock Units and the Company Stock Purchase Plans, and except for changes since the Capitalization Date resulting from (x) the exercise of Company Options outstanding on such date, (y) the vesting and settlement of the Company Restricted Stock Units or Company Performance Stock Units outstanding on such date and (z) the issuance of shares under the Company Stock Purchase Plans, there are no outstanding (A) shares of capital stock, voting securities, other ownership interests or other securities of the Company or any of its Subsidiaries, in each case, convertible into or exchangeable for shares of capital stock or voting securities or ownership interests in the Company or any of its Subsidiaries, (B) options, warrants, rights or other agreements, obligations or commitments requiring the Company or any of its Subsidiaries to issue any capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for capital stock or voting securities or other ownership interests in) the Company or any of its Subsidiaries (or, in each case, the economic equivalent thereof), (C) obligations of the Company or any of its Subsidiaries to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock, voting securities or other ownership interests in the Company or any of its Subsidiaries or (D) restricted shares, stock appreciation rights, performance shares or units, contingent value rights, “phantom” stock or similar securities or rights issued by the Company or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock or voting securities of, or other ownership interests in, the Company (the items in clauses (A), (B), (C) and (D), collectively with the capital stock of the Company or any of its Subsidiaries, being referred to collectively as “Company Securities”).

(c) Except pursuant this Agreement, there are no outstanding obligations of the Company or any of its Subsidiaries to purchase, redeem or otherwise acquire any Company Securities. There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of capital stock of the Company. All outstanding securities of the Company and its Subsidiaries have been offered and issued in compliance in all material respects with all applicable securities Laws, including the Securities Act and “blue sky” laws.

(d) All of the outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company have been duly authorized, and to the extent the following concepts are applicable thereto, validly issued, fully paid and nonassessable and are owned, directly or indirectly, by the Company free and clear of any Liens (other than Permitted Liens and any Liens arising under applicable federal and state securities Laws). None of the Company or any of its Subsidiaries, directly or indirectly, owns any interest in any other person other than the Company’s Subsidiaries.

Section 4.3 Corporate Authority Relative to this Agreement; No Violation.

(a) The Company has the requisite corporate power and authority to enter into this Agreement and, subject to the receipt of the Company Stockholder Approval, to consummate the transactions contemplated by this Agreement, including the Merger. The execution, delivery and performance of this Agreement by the Company and the consummation of the Merger have been duly and validly authorized by the Company Board of Directors and, other than the Company Stockholder Approval and the filing of the Certificate of Merger with the Delaware Secretary, no other corporate proceedings on the part of the Company or vote of the Company’s stockholders are necessary to authorize the execution and delivery by the Company of this Agreement and the consummation of the Merger. The Company Board of Directors has unanimously (i) determined that this Agreement, the Merger and the other transactions contemplated hereby are fair to, and in the best interests of, the Company and its stockholders, (ii) approved, authorized, adopted and declared advisable this Agreement, the Merger and other transactions contemplated hereby, including the Merger and (iii) resolved to recommend that the stockholders of the Company vote in favor of the adoption of this Agreement and the transactions contemplated hereby.

(b) The affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of this Agreement and the transactions contemplated hereby, including the Merger (the “Company Stockholder Approval”) is the only vote of the holders of any class or series of Company capital stock that is necessary under applicable Law and the Company Organizational Documents to approve the adoption of this Agreement and the transactions contemplated hereby, including the Merger, for the Company to engage in the transactions contemplated by this Agreement and to consummate the Merger.

(c) Other than in connection with or in compliance with (i) the filing of the Certificate of Merger with the Delaware Secretary, (ii) the filing of the Proxy Statement and any amendments or supplements thereto with the SEC, (iii) the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), (iv) the U.S. Securities Act of 1933, as amended, and the rules promulgated thereunder (the “Securities Act”), (v) applicable state securities and “blue sky” laws, (vi) the rules and regulations of NYSE, (vii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) and any other requisite clearances or approvals under any other applicable Antitrust Laws, (viii) the Company Stockholder Approval and (ix) the approvals set forth in Section 4.3(c) of the Company Disclosure Schedule (collectively, the “Company Approvals”), no authorization, consent, Order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Entity (the “Regulatory Filings and Consents”) is necessary, under applicable Law, for the consummation by the Company of the Merger, except for such Regulatory Filings and Consents that are not required to be obtained or made prior to consummation of the Merger or that, if not obtained or made, have not had and would not reasonably be expected to (x) have, individually or in the aggregate, a Company Material Adverse Effect or (y) prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement.

(d) The execution and delivery by the Company of this Agreement does not, and (assuming the Company Approvals are obtained) the consummation of the Merger and compliance with the provisions of this Agreement will not (i) result in any loss, suspension, limitation or impairment of any right of the Company or any of its Subsidiaries to own or use any assets required for the conduct of their business or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation, first offer, first refusal, adverse modification or acceleration of any obligation or to the loss of a benefit under any Company Material Contract, (ii) conflict with or result in any violation of any provision of the Company Organizational Documents or Company Subsidiary Organizational Documents or (iii) conflict with or violate any applicable Laws except, in the case of clauses (i) and (iii), for such losses, suspensions, limitations, impairments, conflicts, violations, defaults, terminations, cancellation, accelerations or Liens as has not had and would not reasonably be expected to (x) have, individually or in the aggregate, a Company Material Adverse Effect or (y) prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement.

Section 4.4 Reports and Financial Statements.

(a) The Company has timely filed or otherwise transmitted all forms, documents and reports required to be filed or otherwise so transmitted, as applicable, by it with the SEC (including under the Securities Act and the Exchange Act) since January 1, 2021 (all such documents and reports filed or furnished by the Company or any of its Subsidiaries, the “Company SEC Documents”) and has timely paid all fees due in connection therewith. As of their respective dates or, if amended, as of the date of the last such amendment (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), (i) the Company SEC Documents complied in all material respects with the requirements (A) of the Securities Act, (B) the Exchange Act and (C) the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), as the case may be, and, in each case, the applicable rules and regulations promulgated thereunder and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is, or at any time since January 1, 2021, has been, required to file any forms, reports or other documents with the SEC. No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act. As of the date of this Agreement, there are no outstanding or unresolved comments in any comment letters of the staff of the SEC received by the Company relating to the Company SEC Documents. To the knowledge of the Company, as of the date of this Agreement, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation. The Company is in compliance in all material respects with the applicable listing and corporate governance rules of NYSE.

(b) The consolidated financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in or incorporated by reference into the Company SEC Documents (the “Company Financial Statements”) (i) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries, as at the respective dates thereof, and their consolidated income, results of operations, changes in financial position and cash flows and stockholders’ equity for the respective periods then ended, all in accordance with U.S. generally accepted accounting principles (“GAAP”), (ii) were prepared in conformity with GAAP (except, in the case of the unaudited statements, as permitted by Form 10-Q and subject to normal year-end audit adjustments and the absence of footnote disclosure) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), (iii) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act, as applicable. No financial statements of any person other than the Company and its consolidated Subsidiaries are required by GAAP to be included in the consolidated financial statements of the Company. The books and records of the Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements. Since January 1, 2021, and to the date of this Agreement, the Company has not made any material change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy, promulgations by the Financial Accounting Standards Board or applicable Law.

(c) Neither the Company nor any of its Subsidiaries is a party to, nor does it have any commitment to become a party to, any “off-balance sheet arrangements” (as defined in Item 303(b) of Regulation S-K of the SEC).

Section 4.5 Internal Controls and Procedures.

(a) The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed, and since January 1, 2021, have been reasonably designed, to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

(b) Since January 1, 2021, the Company’s principal executive officer and principal financial officer have disclosed to the Company’s auditors and the audit committee of the Company Board of Directors (i) all known significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting (as such term is defined in paragraph (f) of Rule 13a-15 under the Exchange Act). The Company has made available to Acquiror all disclosures described in this Section 4.5(b) made by management to the Company’s auditors and audit committee from January 1, 2021, to the date hereof.

(c) Since January 1, 2021, neither the Company nor any of its Subsidiaries has received, in writing, any material complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls.

Section 4.6 No Undisclosed Liabilities. There are no Liabilities of the Company or any of its Subsidiaries of any nature whatsoever (whether accrued, absolute, determined, contingent or otherwise and whether due or to become due) of the type required to be (x) disclosed in the liabilities column of a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP or (y) reflected, reserved against or expressly disclosed in any notes or schedules thereto prepared in accordance with GAAP, except for (a) Liabilities that are reflected or reserved against on the audited consolidated balance sheet of the Company and its Subsidiaries included in its Annual Report on Form 10-K for the fiscal year ended December 30, 2023 (including Liabilities reflected, reserved against or expressly disclosed in any notes or schedules thereto), (b) Liabilities that are reflected or reserved against on the unaudited consolidated balance sheet of the Company and its Subsidiaries included in its Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2024 (including Liabilities reflected, reserved against or expressly disclosed in any notes or schedules thereto), (c) Liabilities incurred in the ordinary course of business consistent with past practice since June 29, 2024, (d) Liabilities incurred in connection with this Agreement and the transactions contemplated hereby and (e) Liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.7 Compliance with Law; Permits.

(a) The Company and its Subsidiaries are, and since January 1, 2021, have been, in compliance with all applicable Laws, except where such non-compliance has not had and would not reasonably be expected to (x) have, individually or in the aggregate, a Company Material Adverse Effect or (y) prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, neither the Company nor any of its Subsidiaries has (i) received any written notice or, to the knowledge of the Company, oral notice from any Governmental Entity regarding any actual or alleged failure by the Company, any Company Benefit Plan or any fiduciary of any Company Benefit Plan to comply with any Law or (ii) provided any notice to any Governmental Entity regarding any violation by the Company or any of its Subsidiaries of any Law.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries (i) hold, and have at all times since January 1, 2021, held, all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals, clearances, permissions, qualifications and registrations and Orders of, or issued by, all applicable Governmental Entities necessary for the lawful operation of the businesses of the Company and its Subsidiaries as is currently being conducted, including the research, development, manufacture, distribution, marketing, storage, transportation, use or sale of the products of the Company or its Subsidiaries (the “Company Permits”), (ii) have paid all fees and assessments due and payable in connection therewith, (iii) are in compliance in all respects with the terms and requirements of all Company Permits and (iv) the consummation of the Merger and compliance with the provisions of this Agreement will not result in any loss, suspension, limitation or impairment of any right of the Company or its Subsidiaries with respect to any Company Permit. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Company Permits are valid and in full force and effect and are not subject to any administrative or judicial proceeding that would reasonably be expected to result in any adverse modification, termination or revocation thereof and, to the knowledge of the Company, no suspension or cancellation of any such Company Permit is threatened.

(c) Since January 1, 2021, none of the Company, its Subsidiaries or, to the knowledge of the Company, any of their respective directors or officers or employees, agents or other persons acting on behalf of the Company or any of its Subsidiaries has, directly or indirectly, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) used any funds of the Company or any of its Subsidiaries for unlawful contributions, unlawful gifts, unlawful entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to governmental officials or employees or to political parties or campaigns from funds of the Company or any of its Subsidiaries or (iii) made any unlawful bribe, unlawful rebate, unlawful payoff, unlawful influence payment, unlawful kickback or other unlawful payment to any person, private or public, regardless of form, whether in money, property or services, to obtain favorable treatment in securing business to obtain special concessions for the Company or any of its Subsidiaries or to influence any act or decision of a government official or other person, in each case of (i) – (iii) in violation of any applicable anti-corruption or anti-bribery Law.

Section 4.8 Sanctions and Export Control Laws. Since January 1, 2020:

(a) Neither the Company nor any of its Subsidiaries, directors, officers, employees or agents is or has been, a Sanctioned Person or a Restricted Person.

(b) Neither the Company nor any of its Subsidiaries has materially violated any Sanctions and Export Control Laws.

(c) The Company and its Subsidiaries have in place written policies, controls, and systems reasonably designed to ensure material compliance with applicable Sanctions and Export Control Laws.

(d) Neither the Company nor any of its Subsidiaries has (i) made any voluntary, directed or involuntary disclosure to any Governmental Entity with respect to any alleged act or omission arising under or relating to any material non-compliance with any Sanctions and Export Control Laws, (ii) to the knowledge of the Company, been the subject of an investigation, inquiry or enforcement proceeding for a material violation of Sanctions and Export Control Laws, or (iii) received any notice, request, penalty or citation for any actual or potential material non-compliance with Sanctions and Export Control Laws.

Section 4.9 Investigations; Litigation. Except as has not had and would not reasonably be expected to (x) have, individually or in the aggregate, a Company Material Adverse Effect or (y) prevent, materially delay or materially impair the ability of the Company to consummate the Merger or the other transactions contemplated by this Agreement: (a) there is no investigation or review pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company or any of its Subsidiaries and (b) there are no Orders of, or before, any Governmental Entity against the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries is subject to ongoing obligations. As of the date hereof, there are not any (x) Legal Proceedings or (y) subpoenas, civil investigative demands or other written requests for information relating to potential violations of Law, in each case ((x) and (y)), that are pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties that have had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.10 Environmental Laws and Regulations. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) the Company and its Subsidiaries are, and since January 1, 2021, have been, in compliance with all applicable Environmental Laws (which compliance includes the possession by the Company and each of its Subsidiaries of all Company Permits required under applicable Environmental Laws to conduct their respective business and operations and compliance with the terms and conditions thereof), (b) there have been no Releases of Hazardous Materials for which the Company or any of its Subsidiaries (or to the knowledge of the Company, their predecessors) is liable that have given rise to or would reasonably be expected to give rise to any unresolved or outstanding Liability under applicable Environmental Laws to the Company or its Subsidiaries, (c) none of the Company or its Subsidiaries is subject to any outstanding Order that would reasonably be expected to result in Liabilities to the Company and its Subsidiaries under applicable Environmental Laws or concerning Hazardous Materials or Releases and (d) since January 1, 2021, neither the Company nor any of its Subsidiaries has received any unresolved written claim, notice, complaint or request for information from a Governmental Entity or any other person relating to actual or alleged material noncompliance with or material Liability under applicable Environmental Laws or otherwise relating to Hazardous Materials (including any such Liability or obligation arising under, retained or assumed by Contract or by operation of law).

Section 4.11 Employee Benefit Plans; Employment Matters.

(a) Section 4.11(a) of the Company Disclosure Schedule sets forth a correct and complete list of each material Company Benefit Plan for Company employees who are located within the United States, and, within thirty (30) Business Days after the date of this Agreement, the Company will update Section 4.11(a) of the Company Disclosure Schedule to set forth a correct and complete list of all remaining material Company Benefit Plans. With respect to each material Company Benefit Plan, to the extent applicable, correct and complete copies of the following have been, or within thirty (30) Business Days after the date of this Agreement will be, delivered or made available to Acquiror by the Company: (i) the Company Benefit Plan document, if written (including all amendments and attachments thereto), (ii) a written summary of the material terms thereof, if the Company Benefit Plan is not in writing, (iii) all related trust documents, (iv) all insurance Contracts or other funding arrangements, (v) the two (2) most recent annual reports (Form 5500) filed with the Internal Revenue Service (the “IRS”), (vi) the most recent determination, opinion or advisory letter from the IRS, (vii) the most recent summary plan description and any summary of material modifications thereto, (viii) all related, non-routine material filings and communications received from or sent to any Governmental Entity since January 1, 2021 and (ix) the most recent audited financial statement and/or actuarial valuation report.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan has been established, operated and administered in accordance with its terms and the requirements of all applicable Laws, including ERISA and the Code. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all contributions required to be made to any Company Benefit Plan by applicable Law or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan, have been timely made or paid in full, (ii) all reports, returns, notices and similar documents required to be filed with any Governmental Entity or distributed to any Company Benefit Plan participant have been timely filed or distributed and (iii) there are no pending, anticipated or, to the knowledge of the Company and its Subsidiaries, threatened actions, disputes, suits, hearings or claims (other than routine claims for benefits) by, on behalf of or against any of the Company Benefit Plans or any trusts related thereto. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Benefit Plan is, or since January 1, 2021, has been, the subject of an examination, investigation or audit by a Governmental Entity, or is the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.

(c) The IRS has issued a favorable determination, opinion or advisory letter with respect to each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code (each, a “Qualified Plan”), and such determination, advisory or opinion letter has not been revoked (nor has revocation been threatened), and, to the knowledge of the Company and its Subsidiaries, there are no existing circumstances and no events have occurred that would or would reasonably be expected to, individually or in the aggregate, adversely affect the qualified status of any Qualified Plan or its related trust.

(d) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any ERISA Affiliate, currently has, or has had during any period within the preceding six (6) years during which any such ERISA Affiliate has been a member of the same “controlled group” (within the meaning of Section 4001(a)(14) of ERISA) with the Company, an obligation to contribute to a “defined benefit plan” as defined in Section 3(35) of ERISA, a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code or a “multiemployer plan” as defined in Section 3(37) of ERISA or Section 414(f) of the Code (a “Multiemployer Plan”). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Benefit Plan is a “multiple employer plan” that is subject to Section 413(c) of the Code or Sections 4063 or 4064 of ERISA, or a “multiple employer welfare arrangement,” as defined in Section 3(40) of ERISA.

(e) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to each Company Benefit Plan that is subject to Title IV of ERISA (each, a “Title IV Plan”), (i) no liability under Title IV or Section 302 of ERISA has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full and, to the knowledge of the Company, no condition exists that, individually or in the aggregate, presents or would reasonably be expected to present a risk to the Company or any ERISA Affiliate of incurring any liability under Title IV or Section 302 of ERISA other than any liability for premiums due the Pension Benefit Guaranty Corporation (“PBGC”) (which premiums have been paid when due), (ii) the minimum funding standards under Section 302 of ERISA and Section 412 of the Code have been satisfied in all material respects and no waiver of any minimum funding standard or extension of any amortization period has been requested or granted and (iii) no proceedings have been commenced or threatened by the PBGC to terminate any Title IV Plan.

(f) With respect to each Multiemployer Plan, (i) neither the Company nor any ERISA Affiliate has made or suffered a “complete withdrawal” or a “partial withdrawal” as such terms are respectively defined in sections 4203 and 4205 of ERISA, from a Multiemployer Plan (or any liability resulting therefrom has been satisfied in full) except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) neither the Company nor any ERISA Affiliate has any contingent liability under Section 4204 of ERISA except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (iii) the withdrawal liability of the Company and its ERISA Affiliates under Subtitle E of Title IV of ERISA, computed as if a complete withdrawal by the Company and the ERISA Affiliates had occurred under each Multiemployer Plan on the date hereof, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(g) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries or sponsors has sponsored or has any obligation with respect to any employee benefit plan that provides for any post-employment or post-retirement medical or death benefits (whether or not insured) with respect to former or current directors or employees, or their respective beneficiaries or dependents, beyond their retirement or other separation from service, except as required by Section 4980B of the Code or comparable U.S. state Laws or applicable non-U.S. Laws.

(h) With respect to each Company Benefit Plan, (i) neither the Company nor its Subsidiaries have engaged in, and, to the knowledge of the Company, no other person has engaged in, any nonexempt “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) and (ii) none of the Company or any of its Subsidiaries or, to the knowledge of the Company, any other “fiduciary” (as defined in Section 3(21) of ERISA) has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of such Company Benefit Plan that, in the case of (i) or (ii) above, either individually or in the aggregate, could reasonably be expected to have a Company Material Adverse Effect.

(i) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries have incurred any material liability for any Tax or civil penalty imposed under Chapter 43 of the Code or Sections 409 or 502 of ERISA that has not been satisfied in full.

(j) Except as set forth in Section 4.11(j) of the Company Disclosure Schedule (or as made available by the Company to Acquiror within fifteen (15) Business Days of this Agreement) or as otherwise expressly provided in this Agreement or as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the execution of this Agreement and the consummation of the Merger will not, either alone or in combination with another event, (i) entitle any current or former officer, employee, director or individual consultant of the Company or any of its Subsidiaries to severance pay, unemployment compensation or accrued pension benefit or any other payment or benefit, (ii) accelerate the time of payment or vesting, or increase the amount of compensation or benefits due or payable to any current or former officer, employee, director or individual consultant of the Company or any of its Subsidiaries, (iii) trigger any funding obligation under any Company Benefit Plan, (iv) result in the forgiveness of Indebtedness for the benefit of any such Company Associate or (v) result in any payment (whether in cash or property or the vesting of property) to any “disqualified individual” (as such term is defined in Treasury Regulations Section 1.280G-1) that would, or would reasonably be expected to, individually or in combination with any other such payment or benefit, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).

(k) Except as set forth in Section 4.11(k) of the Company Disclosure Schedule, no Company Benefit Plan provides for, and neither the Company nor any of its Subsidiaries otherwise has any obligation to provide, a gross-up, or reimbursement of Taxes imposed under Sections 4999, 409A(a)(1)(B) or 457A of the Code, or otherwise.

(l) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan which is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been established, operated and maintained in compliance with Section 409A of the Code.

(m) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan subject to the Laws of any jurisdiction outside of the United States: (i) has been maintained in all respects in accordance with all applicable requirements; (ii) that is intended to qualify for special Tax treatment meets all requirements for such treatment; (iii) that is intended to be funded and/or book-reserved is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; and (iv) if required to be registered or approved by a non-U.S. governmental entity, has been registered or approved and has been maintained in good standing with the applicable regulatory authorities, and, to the knowledge of the Company, there are no existing circumstances or any events that have occurred since the date of the most recent approval or application therefor relating to any such plan that would reasonably be likely to adversely affect any such approval or good standing.

(n) The Company will make available to Acquiror, within fifteen (15) Business Days of this Agreement, a correct and complete list (for U.S. arrangements) and/or description (for non-U.S. arrangements) of each Contract that is a collective bargaining agreement, labor union contract, trade union agreement or works council agreement (each, a “Collective Bargaining Agreement”) to which the Company or any of its Subsidiaries are a party to and/or bound by. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2021, (i) to the knowledge of the Company, there have been no labor union organizing activities with respect to any employees of the Company or any of its Subsidiaries, (ii) there have been no representation or certification proceedings or petitions seeking a representation proceeding presently pending or, to the knowledge of the Company, threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority (iii) there has been no pending, or to the knowledge of the Company, threatened, strikes, lockouts, slowdowns, work stoppages, grievances, arbitrations, labor disputes or unfair labor practice complaints against the Company or any of its Subsidiaries, and (iv) no employees of the Company or any of its Subsidiaries are represented by any labor union, labor organization or works council with respect to such employment.

(o) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance in all respects with and have since January 1, 2021 complied in all respects with all Laws regarding employment and employment practices (including anti-discrimination), terms and conditions of employment and wages and hours (including classification of employees and independent contractors, and equitable pay practices) and other Laws in respect of any reduction in force (including notice, information and consultation requirements), and no claims, grievances or charges or complaints by the National Labor Relations Board or any comparable Governmental Entity relating to such non-compliance with the foregoing are pending or, to the knowledge of the Company, threatened.

(p) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the knowledge of the Company or its Subsidiaries, no employee of the Company or its Subsidiaries is in any respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, restrictive covenant or other obligation: (i) to the Company or its Subsidiaries or (ii) to a former employer of any such employee relating (A) to the right of any such employee to be employed by the Company or its Subsidiaries or (B) to the knowledge or use of trade secrets or proprietary information.

(q) Within fifteen (15) Business Days following the date of this Agreement, the Company will provide Acquiror with a correct and complete list of any settlement agreements entered into by the Company or any of its Subsidiaries with a current or former officer, employee or independent contractor of the Company or its Subsidiaries since January 1, 2021 that involves allegations relating to sexual harassment or sexual misconduct by either (i) an officer of the Company or its Subsidiaries or (ii) a Company Associate. Since January 1, 2021, to the knowledge of the Company, no material allegations of sexual harassment or sexual misconduct have been made to the Company or its Subsidiaries against (i) any officer of the Company or its Subsidiaries or (ii) any Company Associate, in each case, that the Company has failed to reasonably investigate and adequately address.

Section 4.12 Absence of Certain Changes or Events.

(a) Since December 31, 2023, through the date of this Agreement, except as expressly contemplated by this Agreement or as set forth on Section 4.12 of the Company Disclosure Schedule, the businesses of the Company and its Subsidiaries have been conducted in all material respects in the ordinary course of business.

(b) Since December 31, 2023, through the date of this Agreement, there has not been any fact, change, circumstance, event, occurrence, condition or development that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.13 Information Supplied; Proxy Statement. The information supplied or to be supplied by the Company for inclusion in the Proxy Statement will not, on the date that the Proxy Statement is first mailed to the stockholders of the Company, or on the date of the Company Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made therein based on information supplied by Acquiror or any of its respective Affiliates or Representatives in writing expressly for inclusion (whether directly or incorporated by reference) therein. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.

Section 4.14 Tax Matters.

(a) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) Each of the Company and its Subsidiaries has prepared and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by it, and all such Tax Returns are true, complete and accurate.

(ii) Each of the Company and its Subsidiaries has timely paid in full all Taxes required to be paid by it (whether or not shown on any Tax Return).

(iii) The U.S. federal income Tax Returns of the Company and its Subsidiaries have been examined (or the applicable statute of limitations has expired) through the Tax year ending on or before December 31, 2022, and neither the Company nor any of its Subsidiaries has waived or extended, or requested any waiver or extension for, any statute of limitations with respect to Taxes or agreed to any extensions of time with respect to a Tax assessment or deficiency.

(iv) All assessments for Taxes due by the Company or any of its Subsidiaries with respect to completed and settled audits or examinations or any concluded litigation have been timely paid in full.

(v) No deficiencies for Taxes have been claimed, proposed or assessed by any Governmental Entity in writing against or with respect to the income or assets of the Company or any of its Subsidiaries except for deficiencies which have been fully satisfied by payment, settled or withdrawn.

(vi) There are no audits, examinations, investigations or other proceedings ongoing, pending or threatened in writing in respect of any Taxes or Tax matters (including Tax Returns) of the Company or any of its Subsidiaries.

(vii) There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.

(viii) Each of the Company and its Subsidiaries has complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes (including information reporting requirements) with respect to payments made to or received from any employee, independent contractor, creditor, stockholder, customer or other third party.

(ix) During the five (5) year period ending on the date of this Agreement, no written claim has been made by any Governmental Entity in a jurisdiction where the Company or its Subsidiaries does not file Tax Returns or pay Taxes of a particular type claiming that any such entity is or may be subject to taxation by that jurisdiction, required to file such Tax Returns, or required to pay Taxes of such type.

(x) Neither the Company nor any of its Subsidiaries (A) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is the Company), (B) is a party to, bound by or has any obligation under any Tax sharing or Tax indemnity agreement or similar Contract or arrangement relating to the apportionment, sharing, assignment, indemnification or allocation of any Tax or Tax asset (other than an agreement or arrangement solely between or among the Company and/or its Subsidiaries) or (C) has any Liability for Taxes of any person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any analogous or similar provision of state, local or non-U.S. Law), as transferee, successor, by Contract or otherwise.

(xi) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of any (A) change in or incorrect method of accounting pursuant to Section 481(c) of the Code (or any analogous or similar provision of state, local or non-U.S. Law) prior to the Closing, (B) installment sale, intercompany transaction, or open transaction made or entered into prior to the Closing, or any “excess loss account,” existing as of immediately prior to the Closing, (C) prepaid amount received on or prior to the Closing, (D) “closing agreement” within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local or non-U.S. Law) entered into prior to the Closing or (E) election pursuant to Section 965(h) of the Code (or any analogous or similar provision of state, local or non-U.S. Law).

(xii) During the five (5) year period ending on the date of this Agreement, neither the Company nor any of its Subsidiaries has or has ever had a permanent establishment and otherwise has not had an office or fixed place of business in a jurisdiction outside of the jurisdiction in which the Company or its Subsidiaries, respectively, are organized.

(b) Other than with respect to the Separation Transactions, none of the Company or any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution that was purported or intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local or non-U.S. Law) occurring during the two (2) year period ending on the date of this Agreement.

(c) None of the Company or any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) (or any analogous or similar provision of state, local or non-U.S. Law).

(d) Except as set forth on Section 4.14(d) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has (i) deferred the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act, (ii) claimed any Tax credits under Sections 7001 through 7005 of the Families First Coronavirus Response Act and Section 2301 of the CARES Act, (iii) sought a covered loan under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)), as added by Section 1102 of the CARES Act or (iv) elected to defer any payroll, employment or similar Taxes pursuant to any payroll tax Executive Order.

(e) Neither the Company nor any of its Subsidiaries knows of any fact, agreement, plan or other circumstance that would reasonably be expected to cause the Separation Transactions to fail to qualify for the Tax-Free Status of the Transactions to the Company and the holders of Company Common Stock that received SpinCo common stock in the Separation Transactions (except with respect to any cash received in lieu of fractional shares).

(f) As of the date hereof, the representations set forth in the Company Signing Tax Opinion Representation Letter are true, complete and accurate in all material respects.

(g) The Company and its Subsidiaries are not aware of any fact, agreement, plan or other circumstance that would reasonably be expected to prevent or preclude the Company from delivering the Company Closing Tax Opinion Representation Letter immediately prior to the Closing.

(h) To the knowledge of the Company, all statements of fact contained in the Tax Matters Agreement and the Tax Materials are true, complete and accurate in all material respects. To the knowledge of the Company, (i) the Tax Matters Agreement has not been amended or modified as of the date hereof, and (ii) neither the Company nor SpinCo has submitted any supplemental requests relating to the IRS Ruling or any other ruling or determination from any Governmental Entity relating to the Separation Transactions.

(i) There has been no indemnification claim and, to the knowledge of the Company, there is no pending indemnification claim, and the Company is not aware of any fact which the Company believes will give rise to an indemnification obligation of the Company, in each case, relating to the Tax-Free Status of the Transactions, the basis for which claim exists or will exist prior to the Closing (it being agreed and understood that any fact related to the Company Organizational Documents, the Merger and the transactions contemplated by this Agreement shall not constitute a fact that violates this Section 4.14(i)).

(j) The Company is not and, to the knowledge of the Company, SpinCo is not in breach of the Tax Matters Agreement.

Section 4.15 Intellectual Property.

(a) Section 4.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all material Company Registrations.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) the Company and its Subsidiaries solely and exclusively own the Company Registrations free and clear of all Liens other than Permitted Liens, and the Company Registrations are, to the knowledge of the Company, valid and enforceable (and there currently is no written complaint, claim or notice, or, to the knowledge of the Company, threat, and since January 1, 2021, there has been no written complaint, claim or notice, or, to the knowledge of the Company, threat challenging the ownership, validity or enforceability of the Company Registrations, in each case, other than ordinary course proceedings related to Company Registrations, none of which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect);

(ii) each item of Company Intellectual Property will be owned (free and clear of all Liens other than Permitted Liens), and each item of Licensed IP and material Commercially Available Software will be available for use, by the Surviving Corporation and its Subsidiaries immediately following the Closing on substantially identical terms and conditions as it was owned or available for use by the Company and its Subsidiaries immediately prior to the Closing;

(iii) SpinCo and its Subsidiaries do not own any Intellectual Property used in the business of the Company and its Subsidiaries as currently conducted, other than the Intellectual Property expressly licensed to the Company and its Subsidiaries pursuant to (A) that certain Master Ownership and License Agreement Regarding Trademarks and Certain Related Intellectual Property, dated as of September 29, 2023, by and between the Company and SpinCo and (B) that certain Master Ownership and License Agreement Regarding Patents, Trade Secrets and Certain Related Intellectual Property, dated as of September 29, 2023, by and between the Company and SpinCo;

(iv) the Company and its Subsidiaries have taken reasonable measures to maintain the confidentiality of trade secrets and other material proprietary or confidential information included in the Company Intellectual Property;

(v) except as set forth on Section 4.15(b)(v) of the Company Disclosure Schedule, (x) the conduct of the business of the Company and its Subsidiaries does not infringe or violate, or constitute a misappropriation of, any Intellectual Property rights of any third party, and (y) since January 1, 2021, the Company and its Subsidiaries have not received in writing any complaint, claim or notice, or threat of any of the foregoing (including any notification that a license under any patent is or may be required) alleging any such infringement, violation or misappropriation;

(vi) each of the Company and its Subsidiaries complies in all material respects with (A) the Company’s or such Subsidiary’s applicable written privacy policies, if any, and (B) all applicable Laws relating to privacy, data protection and the collection, compilation, sharing, use, storage, transfer or security from unauthorized disclosure of personally identifiable information (including name, address, telephone number or email address) of its customers collected, used or held for use by the Company or the relevant Subsidiary;

(vii) except as set forth on Section 4.15(b)(vii) of the Company Disclosure Schedule, to the knowledge of the Company, no person (including any current or former employee or consultant of the Company or any of its Subsidiaries) is infringing, violating or misappropriating any of the Company Intellectual Property, and, since January 1, 2021, the Company and its Subsidiaries have not sent to or made against any third party in writing any complaint, claim or notice, or threat of any of the foregoing (including any notification that a license under any patent is or may be required); and

(viii) no Company Intellectual Property is subject to any Legal Proceeding, nor is the Company Intellectual Property subject to any Order or Contract limiting, restricting, or affecting the use, exploitation, registration, attempted registration, enforceability, transfer, or licensing of the Company Intellectual Property.

Section 4.16 Property. With respect to the real property owned by the Company or any Subsidiary of the Company (the “Company Owned Real Property”), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) either the Company or a Subsidiary of the Company has good, marketable and valid title to such Company Owned Real Property, free and clear of all Liens other than any Permitted Liens and (b) neither the Company nor any Subsidiary of the Company has received written notice of any pending condemnation proceeding with respect to any Company Owned Real Property, and, to the knowledge of the Company, no such proceeding is threatened. Either the Company or a Subsidiary of the Company has a good, subsisting and valid leasehold interest in each lease, sublease and other agreement under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property (such property subject to a lease, sublease or other agreement, the “Company Leased Real Property” and such leases, subleases and other agreements are, collectively, the “Company Real Property Leases”), in each case, free and clear of all Liens other than any Permitted Liens, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Real Property Lease (a) is a valid and binding obligation of the Company or the Subsidiary of the Company that is party thereto and, to the knowledge of the Company, of each other party thereto, and is in full force and effect, (b) no uncured default on the part of the Company or, if applicable, its Subsidiary or, to the knowledge of the Company, the landlord thereunder, exists under any such Company Real Property

Lease and (c) no event has occurred or circumstance exists which, with the giving of notice, the passage of time, or both, would constitute a breach or default under any such Company Real Property Lease. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is subleasing, licensing or otherwise granting any person any right to use or occupy a Company Owned Real Property or a Company Leased Real Property. No damage or destruction has occurred with respect to any of the Company Owned Real Property or the Company Leased Real Property that has not been repaired, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.17 Insurance. The Company and its Subsidiaries maintain insurance with reputable insurers in such amounts and against such risks reasonably consistent with customary and prudent industry practice for similar businesses. Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, all material insurance policies maintained by or on behalf of the Company or any of its Subsidiaries as of the date of this Agreement are in full force and effect, the Company and its Subsidiaries are in compliance with the terms and provisions of all such insurance policies, and neither the Company nor any of its Subsidiaries is in breach or default under, has received any written notice of, or has taken any action or failed to take action that would, or would reasonably be expected to, individually or in the aggregate, permit cancellation, termination or modification of, any such material insurance policies.

Section 4.18 Suppliers and Customers.

(a) Section 4.18(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of the Top Suppliers.

(b) Section 4.18(b) of the Company Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of the Top Customers.

Section 4.19 Material Contracts.

(a) Section 4.19(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date of this Agreement, of the following Contracts to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries (or any of their respective properties or assets) is bound (other than any Company Benefit Plan):

(i) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) or any Contract that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated under the Exchange Act;

(ii) any Contract that provides for or governs the formation, creation, operation, management or control of any partnership, strategic alliance, joint venture or similar arrangement involving the sharing of profits or losses, in each case, that is material to the business of the Company and its Subsidiaries, taken as a whole;

(iii) any Contract that provides for the license or other grant of rights by or to the Company or any of its Subsidiaries of any Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, other than (a) non-exclusive licenses or sublicenses of Intellectual Property entered into in the ordinary course of business consistent with past practice, including those entered into with customers, contractors, vendors, service providers, suppliers, resellers and distributors, (b) Contracts in which the licenses or grants of rights to use Intellectual Property are ancillary and incidental to the transaction contemplated in such Contract (including a sale of products or services to customers in the ordinary course of business), (c) licenses granted by the Company or any of its Subsidiaries to another Subsidiary, (d) licenses granted to the Company or any of its Subsidiaries of Commercially Available Software, (e) Contracts with officers, employees, or contractors of the Company or any of its Subsidiaries that assign to the Company or any of its Subsidiaries the rights in Intellectual Property developed by any such person in the scope of their employment or engagement with the Company or any of its Subsidiaries, and (f) nondisclosure agreements and confidentiality agreements, in each case of clause (a)-(f), that are entered into in the ordinary course of business;

(iv) any Contract that involves any settlement, conciliation or similar agreement (A) that is with any Governmental Entity or (B) pursuant to which the Company or any of its Subsidiaries is obligated after the date of this Agreement to pay consideration in excess of ten million dollars ($10,000,000);

(v) any loan agreement, credit agreement, note, debenture, bond, indenture, security agreement, guarantee or other Contract, in each case, pursuant to which any Indebtedness for borrowed money of the Company or any of its Subsidiaries may be incurred or is outstanding, or any guarantees by the Company or any of its Subsidiaries of any Indebtedness for borrowed money, in each case, that constitutes an Indebtedness obligation of the Company or any Company Subsidiary with a principal amount as of the date hereof greater than fifty million dollars ($50,000,000);

(vi) any Contract with respect to an acquisition by the Company of a third party or business that provides for payment of material “earn outs” by the Company or any of its Subsidiaries, other than those (A) with respect to which there are no outstanding obligations under such provisions or (B) involving total consideration less than ten million dollars ($10,000,000);

(vii) any Contract that (A) was entered into on or after January 1, 2021, and/or (B) has not yet been consummated, and involves the acquisition or Disposition, directly or indirectly (by merger or otherwise), of a business or all, or substantially all, of the capital stock or other equity interests of a person or all, or substantially all, of the material assets or properties of a person, other than any such acquisition for consideration (including any “earnouts” and contingent payments) that does not exceed twenty million dollars ($20,000,000); or

(viii) any Contract that expressly prohibits the payment of dividends or distributions in respect of, or the pledging of, any equity interest of, or the issuance of guarantees by, the Company or any of its Subsidiaries, in each case, that is material to the business of the Company and its Subsidiaries, taken as a whole.

Each Contract of the type described in clauses (i) through (viii) above (or set forth in Section 4.19(a) of the Company Disclosure Schedule or filed as an exhibit to the Company SEC Documents (other than any such Contract filed as an exhibit to the Company SEC Documents that, as of the date hereof, has expired pursuant to its terms or has been disclosed prior to the date hereof in the Company SEC Documents (without giving effect to the date limitation in the definition thereof) as having been terminated)), other than a Company Stock Plan, is referred to herein as a “Company Material Contract.” The Company has made available to Acquiror prior to the date of this Agreement, a complete and correct copy of each Company Material Contract as in effect on the date of this Agreement.

(b) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) neither the Company nor any Subsidiary of the Company is in breach of or default under the terms of any Company Material Contract and, to the knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract, (ii) no event has occurred or not occurred through the Company’s or any of its Subsidiaries’ action or inaction or, to the knowledge of the Company, through the action or inaction of any third party, that with or without notice or lapse of time or both would constitute a breach of or default under the terms of any Company Material Contract, (iii) each Company Material Contract is a valid and binding obligation of the Company or the Subsidiary of the Company that is party thereto and, to the knowledge of the Company, of each other party thereto, and is in full force and effect (in each case, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity) and (iv) neither the Company nor any of its Subsidiaries has received any written notice of the intention of any other party to any Company Material Contract to terminate for default, convenience or otherwise any Company Material Contract, nor to the knowledge of the Company, is any such party threatening to do so.

Section 4.20 Opinion of Financial Advisor. The Company Board of Directors has received the opinions of Goldman Sachs & Co. LLC and Lazard Frères & Co. LLC, each to the effect that, as of the date thereof and subject to the assumptions, limitations, qualifications and other matters considered in the preparation thereof, the $83.50 per share of Company Common Stock to be paid to the holders of Company Common Stock (other than Parent, Acquiror and their respective Affiliates) pursuant to this Agreement is fair from a financial point of view to such holders.

Section 4.21 Finders or Brokers. Except for Goldman Sachs & Co. LLC and Lazard Frères & Co. LLC, neither the Company nor any of its Subsidiaries has employed any investment banker, broker or finder in connection with the Merger who would be entitled to any fee or any commission in connection with or upon consummation of the Merger. Section 4.21 of the Company Disclosure Schedule sets forth a good faith estimated calculation, based on the Company’s fully diluted equity capitalization as of the Capitalization Date, of the aggregate amount of fees and commissions that are or would be payable to Goldman Sachs & Co. LLC and Lazard Frères & Co. LLC in connection with the consummation of the Merger (assuming the capitalization of the Company at the Closing is as set forth in Section 4.2(a)) (the “Broker Fees”). The Company has made available to Acquiror complete and correct copies of all agreements under which the Broker Fees are payable.

Section 4.22 State Takeover Statutes. Assuming the accuracy of the representation in the second sentence of Section 5.7, the Company Board of Directors has taken all action necessary to render inapplicable to this Agreement, the Voting Agreements and the transactions contemplated hereby (including the Merger) all potentially applicable state anti-takeover statutes or regulations (including Section 203 of the DGCL) and any similar provisions in the Company Certificate or Company Bylaws.

Section 4.23 No Additional Representations or Warranties; Acknowledgment of Disclaimer.

(a) Except for the representations and warranties expressly set forth in this Article IV or in a certificate delivered pursuant to this Agreement, neither the Company nor any other person on behalf of the Company or its Subsidiaries makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or with respect to any other information provided to Parent, Acquiror, Merger Sub or any of their Affiliates or Representatives, including its business, operations, assets, Liabilities, conditions (financial or otherwise) or prospects, in connection with the transactions contemplated hereby.

(b) The Company acknowledges and agrees that, except for the representations and warranties of Acquiror and Merger Sub expressly set forth in Article V and of Parent expressly set forth in Section 9.15(c), or in a certificate delivered pursuant to this Agreement, (a) none of Acquiror, Merger Sub or any of their Affiliates is making and none of them has made any representations or warranties (express or implied) relating to itself or its business, operations, assets, Liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and none of the Company or its Representatives is relying on any representation or warranty of Acquiror, Merger Sub or any of their Affiliates except for those expressly set forth in Article V and Section 9.15, and (b) no person has been authorized by Parent, Acquiror, Merger Sub or any of their Affiliates to make any representation or warranty relating to Parent, Acquiror, Merger Sub or any of their Affiliates or their respective businesses or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and if made, such representation or warranty has not been and shall not be relied upon by the Company.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND MERGER SUB

Acquiror and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 5.1 Organization. Acquiror is a Delaware limited liability company and Merger Sub is a Delaware limited liability company. Acquiror is duly formed, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub is duly formed, validly existing and in good standing under the Laws of the State of Delaware. Each of Acquiror and Merger Sub has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted except as has not had and would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect.

Section 5.2 Corporate Authority Relative to this Agreement; No Violation.

(a) Each of Acquiror and Merger Sub has the requisite corporate or similar power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement, including the Merger. The execution, delivery and performance of this Agreement by Acquiror and Merger Sub and the consummation by each of them of the Merger have been duly and validly authorized by the Acquiror Board of Managers and the board of managers of Merger Sub, and, subject to the approval of the adoption of this Agreement by the sole member of Merger Sub, no other corporate or similar proceedings on the part of either Acquiror or Merger Sub or vote of Acquiror’s members is necessary to authorize the execution and delivery by Acquiror and Merger Sub of this Agreement and the consummation of the Merger. The board of managers of Merger Sub has unanimously (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, the performance by Merger Sub of its covenants and agreements contained herein and the consummation of the Merger upon the terms and subject to the conditions contained herein; (ii) determined that this Agreement and the Merger are advisable and in the best interests of Merger Sub and its sole member; (iii) resolved to submit this Agreement to the sole member of Merger Sub for its approval of the adoption hereof; and (iv) resolved to recommend the adoption of this Agreement by the sole member of Merger Sub.

(b) Other than in connection with or in compliance with (i) the filing of the Certificate of Merger with the Delaware Secretary, (ii) the Exchange Act, (iii) the Securities Act, (iv) applicable state securities and “blue sky” laws, (v) the HSR Act and any other requisite or advisable clearances or approvals under any other applicable Antitrust Laws, and (vi) the adoption of this Agreement by the sole member of Merger Sub, which will occur immediately following the execution of this Agreement (collectively, the “Acquiror Approvals”), no Regulatory Filing or Consent is necessary, under applicable Law, for the consummation by Acquiror or Merger Sub of the Merger, except for such Regulatory Filings and Consents that are not required to be obtained or made prior to consummation of the Merger or that, if not obtained or made, have not had and would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect.

(c) The execution and delivery by Acquiror and Merger Sub of this Agreement does not, and (assuming the Acquiror Approvals are obtained) the consummation of the Merger and compliance with the provisions of this Agreement will not (i) conflict with or result in any violation of any provision of the Acquiror’s constituent documents or (ii) conflict with or violate any applicable Laws, except, in the case of clause (ii), for such conflicts or violations as have not had and would not reasonably be expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect.

Section 5.3 Information Supplied. The information supplied or to be supplied by or on behalf of Acquiror and Merger Sub in writing expressly for inclusion in the Proxy Statement will not, at the time the Proxy Statement is first mailed to the stockholders of the Company and on the date of the Company Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by Acquiror or Merger Sub with respect to statements made therein based on information supplied by the Company in writing expressly for inclusion therein.

Section 5.4 Financing. Acquiror has delivered to the Company a true and complete copy of (x) the executed commitment letter (including all attachments thereto), dated as of the date hereof, from the Debt Financing Sources party thereto (the “Debt Financing Commitment Letter”), pursuant to which and subject to the terms and conditions thereof such Debt Financing Sources have agreed to lend the amounts set forth therein (the “Debt Financing”) for the purpose of funding the transactions contemplated by this Agreement and the related fees and expenses and (y) the fee letter, redacted to remove fee amounts, pricing terms, pricing caps, “market flex” provisions and other economic terms, related thereto (collectively, the “Fee Letter” and together with the Debt Financing Commitment Letter, the “Debt Financing Letters”); provided that, in each case, such redactions would not reasonably be expected to adversely affect the conditionality, enforceability or termination provisions of, or to reduce the aggregate principal amount of, the Debt Financing. As of the date hereof, the Debt Financing Letters have not been amended, restated, amended and restated, supplemented or otherwise modified, and the commitments contained in the Debt Financing Commitment Letter have not been withdrawn, modified or rescinded in any respect. As of the date hereof, each Debt Financing Letter is in full force and effect and constitutes the legal, valid and binding obligations of Parent and, to the knowledge of Acquiror, the other parties thereto, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Except as expressly set forth in the Debt Financing Commitment Letter delivered to the Company pursuant to this Section 5.4, there are no side letters or other contracts, agreements, arrangements or understandings (written or oral) directly or indirectly related to the Debt Financing, which could affect the conditionality, enforceability or termination provisions of, or reduce the aggregate principal amount of, the Debt Financing. There are no conditions precedent (including pursuant to any “market flex” provisions) related to the funding of the Debt Financing, other than as expressly set forth in the Debt Financing Commitment Letter. Subject to the terms and conditions of the Debt Financing Letters, assuming satisfaction of the conditions in Sections 7.1 and 7.2, Acquiror and the Surviving Corporation will have, as of the Closing Date, sufficient funds to pay the aggregate Merger Consideration and all fees and expenses and other amounts payable by Acquiror in connection with the Merger and the other transactions contemplated by this Agreement (collectively, the “Required Amount”). As of the date of this Agreement, assuming the accuracy of the representations and warranties contained in Section 7.2(a), no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to (x) constitute a breach or default (or an event which with notice or lapse of time or both would constitute a default), in each case, on the part of Parent under the Debt Financing Letters or, to the knowledge of the Acquiror, any other party thereto under any term or condition of the Debt Financing Letters, (y) result in any of the conditions to the funding of the Debt Financing not being satisfied on a timely basis or (z) otherwise result in the Debt Financing not being available in accordance with the terms of the Debt Financing Letters on the Closing Date, and subject to the satisfaction of the conditions contained in Sections 7.1 and 7.2 herein, Acquiror does not have any reason to believe that Parent will be unable to satisfy any of the conditions to the Debt Financing to be satisfied by it on a timely basis with respect to the Debt Financing Commitment Letter or that the Debt Financing will not be available to Parent on the Closing Date. As of the date of this Agreement, no Debt Financing Source party to the Debt Financing Commitment Letter has notified Parent or the Acquiror of its intention to terminate any of the commitments in respect of the Debt Financing or not to provide all or any portion of the Debt Financing. As of the date hereof, Parent has fully paid (or caused to be paid) all commitment fees or other fees required to be paid prior to the date of this Agreement pursuant to the Debt Financing Letters.

Section 5.5 Merger Sub. Merger Sub is a wholly owned direct or indirect Subsidiary of Acquiror. Since its date of formation, Merger Sub has not carried on any business nor conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto.

Section 5.6 Litigation. As of the date hereof, there are no (x) Legal Proceedings of any nature or (y) subpoenas, civil investigative demands or other requests for information relating to potential violations of Law, in each case ((x) and (y)) pending or, to the knowledge of Acquiror, threatened against or relating to Acquiror, Merger Sub or any of their Affiliates, that challenge or seek to prevent, enjoin, alter or materially delay, or recover any damages or obtain any other remedy in connection with, this Agreement or the Merger in each case threatened against or relating to Acquiror, Merger Sub or any of their Affiliates.

Section 5.7 Stock Ownership. As of the date hereof, none of Parent, Acquiror, Merger Sub or any of their respective controlled Affiliates (other than pursuant to an employee benefit, pension or similar plan) owns any shares of Company Common Stock. Each of Parent, Acquiror, Merger Sub and any of their respective “Affiliates” or “Associates” (as such terms are defined in Section 203 of the DGCL) is not, and at no time during the last three (3) years has been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL.

Section 5.8 Solvency. None of Acquiror, Parent or Merger Sub is entering into this Agreement with the intent to hinder, delay or defraud either present or future creditors, and immediately after giving effect to the Merger and the other transactions contemplated by this Agreement, including the payment of the Merger Consideration, then assuming (a) satisfaction of the conditions to Acquiror’s and Merger Sub’s obligation to consummate the Merger as set forth herein; (b) the accuracy of the representations and warranties of the Company set forth in Article IV hereof (for such purposes, such representations and warranties shall be true and correct in all material respects without giving effect to (x) any “Company Material Adverse Effect,” “materiality” or similar qualifiers and (y) the exclusion contained in clause (b) of Section 4.6); and (c) the preparation in good faith based upon assumptions that were and continue to be reasonable of any estimates, projections or forecasts of the Company and its Subsidiaries, (i) the Surviving Corporation will not have incurred debts beyond its ability to pay such debts as they become due, (ii) the then-present fair value of the assets of the Surviving Corporation and its Subsidiaries will exceed the amount that will be required to pay their existing debts (including the probable amount of all contingent liabilities) as such debts become due, (iii) the assets of the Surviving Corporation and its Subsidiaries shall have a fair value in excess of their debts (including the probable amount of all contingent liabilities) and (iv) the Surviving Corporation will not have unreasonably small capital to carry on its business as proposed to be conducted following the Closing Date.

Section 5.9 Tax Matters.

(a) As of the date hereof, the representations set forth in the Acquiror Signing Tax Opinion Representation Letter are true, complete and accurate in all material respects.

(b) Acquiror is not aware of any fact, agreement, plan or other circumstance that would reasonably be expected to prevent or preclude Acquiror from delivering the Acquiror Closing Tax Opinion Representation Letter immediately prior to the Closing.

(c) Acquiror is not aware of any fact, agreement, plan or other circumstance that would reasonably be expected to prevent or preclude Acquiror Tax Counsel from delivering the Closing Tax Opinion, assuming delivery to Acquiror Tax Counsel of the Closing Tax Opinion Representation Letters.

(d) Acquiror has received the opinion of Acquiror Tax Counsel, addressed to Acquiror and dated as of the date hereof, in form and substance reasonably satisfactory to Acquiror, to the effect that, based upon the Signing Tax Opinion Representation Letters and any other facts, assumptions and representations set forth or referred to in such opinion, and subject to such qualifications and limitations as may be set forth in such opinion, for U.S. federal income Tax purposes, the Merger contemplated by this Agreement will not affect the qualification of (i) the Contribution and Distribution as a transaction qualifying for non-recognition of gain or loss to the Company pursuant to Sections 368, 355 and 361 of the Code, and (ii) the Distribution as a transaction qualifying for non-recognition of income, gain, or loss to the Company’s stockholders pursuant to Section 355 of the Code, except to the extent of cash received in lieu of fractional shares (the “Signing Tax Opinion”). Acquiror has delivered to the Company a copy of the Signing Tax Opinion and the Acquiror Signing Tax Opinion Representation Letter on the date hereof.

Section 5.10 No Additional Representations or Warranties; Acknowledgment of Disclaimer.

(a) Except for the representations and warranties of Acquiror and Merger Sub expressly set forth in this Article V and of Parent expressly set forth in Section 9.15(c), or in a certificate delivered pursuant to this Agreement, none of Parent, Acquiror, Merger Sub or any other person on behalf of Parent, Acquiror or Merger Sub makes any express or implied representation or warranty with respect to Parent, Acquiror or Merger Sub or with respect to any other information provided to the Company or any of its Subsidiaries or Representatives in connection with the transactions contemplated hereby.

(b) Acquiror and Merger Sub acknowledge and agree that, except for the representations and warranties expressly set forth in Article IV or in a certificate delivered pursuant to this Agreement, (a) none of the Company or any of its Affiliates is making and none of them has made any representations or warranties (express or implied) relating to itself (other than those made by the parties to the Voting Agreements solely with respect to themselves and their ownership of certain equity interests in the Company and not with respect to the Company or any other Affiliate of the Company) or its business, operations, assets, Liabilities, conditions (financial or otherwise) or prospects or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and none of Parent, Acquiror, Merger Sub or their respective Affiliates or Representatives is relying on any representation or warranty of the Company or any of its Affiliates except for those expressly set forth in Article IV and (b) no person has been authorized by the Company or any of its Affiliates to make any representation or warranty relating to the Company or any of its Affiliates or their respective businesses or otherwise in connection with the transactions contemplated by this Agreement, including the Merger, and if made, such representation or warranty has not been and shall not be relied upon by Parent, Acquiror or Merger Sub.

ARTICLE VI

COVENANTS AND AGREEMENTS

Section 6.1 Conduct of Business of the Company.

(a) During the period from the date hereof through the earlier of the termination of this Agreement in accordance with Article VIII and the Effective Time, except as required by applicable Law or as expressly required by this Agreement or as set forth in Section 6.1 of the Company Disclosure Schedule and for any action taken reasonably and in good faith in response to COVID-19 or COVID-19 Measures or any other similar public health outbreak, or unless the prior written consent of Acquiror (which shall not be unreasonably withheld, conditioned or delayed) has been obtained, the Company shall, and shall cause each of its Subsidiaries to, (x) use commercially reasonable efforts to conduct its business in the ordinary course consistent with past practice and (y) use commercially reasonable efforts to maintain and preserve substantially intact its business organization and preserve existing relationships with key employees, persons having significant business dealings with the Company or any of its Subsidiaries and any Governmental Entity that has jurisdiction over the Company or its Subsidiaries (it being agreed that no action by the Company or any of its Subsidiaries with respect to the matters specifically addressed by any provision of the immediately following sentence will be deemed a breach of this sentence unless such action would constitute a breach of such relevant provision of the immediately following sentence). Without limiting the generality of the foregoing, during the period from the date hereof through the earlier of the termination of this Agreement in accordance with Article VIII and the Effective Time, except as required by applicable Law or as expressly required by this Agreement or as set forth in the corresponding subsection of Section 6.1 of the Company Disclosure Schedule, or unless the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed; provided that Acquiror shall be permitted, in its sole discretion, to withhold, condition or delay consent with respect to Section 6.1(a)(vii)) has been obtained, the Company shall not, and shall cause its Subsidiaries not to:

(i) amend the Company Organizational Documents or the Company Subsidiary Organizational Documents (except, in the case of Company Subsidiary Organizational Documents, amendments that would not reasonably be expected to, directly or indirectly, materially and adversely affect Acquiror or any of its Subsidiaries (after giving effect to the Merger)) or otherwise take any action to exempt any person from any provision of the Company Organizational Documents or, except as would not be material and adverse to the Company, the Company Subsidiary Organizational Documents;

(ii) (i) split, combine or reclassify any of its capital stock or (ii) make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock, or any other securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exercisable or exchangeable for any shares of its capital stock except (A) pro rata dividends paid or pro rata distributions made by any Subsidiaries of the Company to the Company or to other wholly owned Subsidiaries of the Company in accordance with the applicable Company Subsidiary Organizational Documents, (B) (I) the acquisition by the Company of Company Shares in connection with the surrender of Company Shares by holders of Company Options in order to pay the exercise price of the Company Options, (II) the withholding of Company Shares to satisfy Tax obligations with respect to Company Options, Company Restricted Stock Units, Company Deferred Stock Units or Company Performance Stock Units in the ordinary course of business consistent with past practice or (III) the acquisition by the Company of Company Options, Company Restricted Stock Units, Company Deferred Stock Units or Company Performance Stock Units in connection with the forfeiture of such awards or (C) regular quarterly cash dividends on Company Common Stock declared and paid as set forth on Section 6.1(a)(ii) of the Company Disclosure Schedule;

(iii) (i) issue, sell, grant any right to acquire or otherwise permit to become outstanding any additional shares of its capital stock or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of its capital stock, except (A) pursuant to the settlement or exercise of Company Options, Company Restricted Stock Units, Company Deferred Stock Units or Company Performance Stock Units in accordance with their terms, (B) pursuant to any purchases of shares of Company Common Stock pursuant to the Company ESPP in accordance with the terms of such plan and in accordance with Section 3.3(f), (C) as required to comply with any Company Benefit Plan or other written agreement as in effect on the date of this Agreement that has been made available to Acquiror or (D) as permitted by Section 6.1(a)(x) of the Company Disclosure Schedule, (ii) enter into any agreement, understanding or arrangement with respect to the voting of shares of Company Common Stock, or (iii) adopt or implement a shareholder rights plan or similar arrangement;

(iv) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(v) (i) incur, assume, endorse, guarantee or otherwise become liable for any Indebtedness for borrowed money or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) (x) borrowings under the Company Credit Agreements or any credit facility (other than the issuance of letters of credit) of the Company or any of its Subsidiaries existing as of the date hereof (and to the extent such Company Credit Agreements or credit facilities are replaced or refinanced, such replacement credit facility) in an amount, in the aggregate, not to exceed two hundred million dollars ($200,000,000), (y) the issuance of letters of credit under the Company Credit Agreements or any credit facility of the Company or any of its Subsidiaries existing as of the date hereof (and to the extent such Company Credit Agreements or credit facilities are replaced or refinanced, such replacement credit facility) in an aggregate face amount not to exceed one hundred million dollars ($100,000,000) or (z) borrowings under any commercial paper program of the Company or any of its Subsidiaries in an amount, in the aggregate, not to exceed six hundred million dollars ($600,000,000) (the “Commercial Paper Cap”) at any time outstanding (provided that, to the extent the Company decides to replace or refinance any of the Company Notes as they mature with borrowings under the Company or its Subsidiaries’ respective commercial paper programs, the Commercial Paper Cap shall be increased by the amount necessary to replace or refinance such Company Notes, as applicable), (B) any Indebtedness for borrowed money in the ordinary course of business consistent with past practice (I) among the Company and its Subsidiaries or (II) among Subsidiaries of the Company or (C) guarantees by the Company of Indebtedness for borrowed money of Subsidiaries of the Company or guarantees by Subsidiaries of the Company of Indebtedness for borrowed money of the Company or any of its Subsidiaries, in each case (I) in the ordinary course of business consistent with past practice and (II) which Indebtedness is incurred in accordance with this clause (v); (ii) incur or suffer to exist any Lien on any of its material property or assets (including, for the avoidance of doubt, material Company Intellectual Property), except for Permitted Liens; (iii) redeem, repurchase, prepay, defease, cancel or otherwise acquire any Indebtedness for borrowed money, any debt securities or any calls, options, warrants or other rights with respect to any debt securities other than (x) repayments and prepayments under the Company Credit Agreements or (y) in the ordinary course of business consistent with past practice with respect to working capital lines of credit; or (iv) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person for Indebtedness (other than the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice) for borrowed money;

(vi) other than in the ordinary course of business consistent with past practice, (i) sell, transfer, license, mortgage, encumber, abandon or otherwise dispose (collectively, “Dispositions”) of any of its material Intellectual Property rights, properties or assets, other than (x) sales of Inventory or of obsolete equipment or licenses of Intellectual Property that do not constitute a Company Material Contract under Section 4.19(a)(iii), (y) Dispositions of assets or properties (excluding material Intellectual Property rights) in an amount not to exceed twenty-five million dollars ($25,000,000) individually or fifty million dollars ($50,000,000) in the aggregate, or (z) under Permitted Liens or (ii) cancel, release or assign any Indebtedness of any person owed to it or any material claims (for the avoidance of doubt, this Section 6.1(a)(vi) shall not limit the ability of the Company or any of its Subsidiaries to compromise or settle any Legal Proceeding in accordance with Section 6.1(a)(xii)) held by it against any person in excess of ten million dollars ($10,000,000) in the aggregate;

(vii) (A) acquire (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise) any other person or business, excluding any acquisitions of supplies and Inventory in the ordinary course of business consistent with past practice, (B) make any material investment in any other person (other than a Subsidiary of the Company in the ordinary course of business consistent with past practice), (C) make any loans or advances to any other person, except for (I) loans among the Company and any of its Subsidiaries or among the Company’s

Subsidiaries and other Subsidiaries of the Company, (II) loans or cash advances to employees and (III) extensions of credit to clients, in the case of each of clauses (I), (II) and (III), in the ordinary course of business consistent with past practice or (D) enter into any new material line of business;

(viii) make any capital expenditures other than capital expenditures not to exceed the aggregate amounts set forth in Section 6.1(a)(viii) of the Company Disclosure Schedule;

(ix) (A) other than in the ordinary course of business consistent with past practice, (x) terminate, amend (other than by renewing on terms not otherwise materially different), or waive, release or assign any right under, in a manner material and adverse to the Company and/or any of its Subsidiaries (as applicable), any Company Material Contract or any other Contract with consideration paid to or payable by the Company or any of the Company’s Subsidiaries of more than twenty-five million dollars ($25,000,000), in the fiscal year ended December 30, 2023 or in any single fiscal year thereafter or (y) enter into (1) any Contract that would constitute a Company Material Contract if it were in effect on the date of this Agreement (or amend any Contract such that it would constitute a Company Material Contract if such Contract were in effect on the date of this Agreement) or (2) any other Contract with consideration paid to or payable by the Company or any of the Company’s Subsidiaries of more than twenty-five million dollars ($25,000,000), in the fiscal year ending December 28, 2024 or in any single fiscal year thereafter (or amend any such Contract) or (B) enter into any Contract that contains, or amend any Contract such that it would contain, terms that purport to be binding on Acquiror and its Affiliates (other than the Company and its Subsidiaries) after giving effect to the Merger and materially restrict the ability of Parent and its Affiliates (other than the Company and its Subsidiaries) to (x) compete in any business or with any person or in any geographic area (including any non-compete provisions) or (y) purchase or sell products or services from or to any person, which restrictions in each case would be material and adverse to Parent and its Subsidiaries (provided, however, that the restriction set forth in this clause (B) shall only apply to the extent that the Company “knows” that any such Contract or amendment thereto would reasonably be expected to result in such material restriction or effect on Parent and its Subsidiaries (where such “knowledge” would be based on the standard of what a reasonable person would know or would reasonably be expected to know based on information that is publicly available about Parent and its Subsidiaries));

(x) other than (i) as required by applicable Law or (ii) pursuant to the requirements of any written Contract (including any Company Benefit Plan) in existence as of the date hereof, (A) increase the compensation or benefits (including equity and equity-based awards) payable or that become payable to any current or former employee or other service provider of the Company and/or any of its Subsidiaries, (B) grant any increase in severance or termination pay to any current or former employee or other service provider of the Company and/or any of its Subsidiaries or pay or award, or commit to pay or award, any bonuses or incentive compensation (including equity and equity-based awards) to any current or former employee or other service provider of the Company and/or any of its Subsidiaries, (C) grant or award, or commit to grant or award, any equity or equity-based awards or incentives (including any Company Options, Company Restricted Stock Unit, Company Deferred Stock Unit or Company Performance Stock Unit) to any current or former employee or other service provider of the Company and/or any of its Subsidiaries, (D) amend any existing written employment agreement or offer letter with any current or former employee or other service provider of the Company and/or any of its Subsidiaries who is a party to a written employment agreement or offer letter as of the date hereof, (E) amend or enter into any employment agreement or offer letter, (F) establish, adopt, enter into, amend, renew or terminate any Collective Bargaining Agreement or Company Benefit Plan (or any arrangement that would be a Company Benefit Plan if in effect on the date hereof), (G) take any action to accelerate any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former employee or other service provider of the Company and/or any of its Subsidiaries, other than as expressly provided by this Agreement, (H) amend the funding policy or contribution rate of any Company Benefit Plan or change any underlying actuarial assumptions used to calculate accrued benefit liabilities or benefits payable under any Company Benefit Plan, except as may be required by GAAP or applicable Law, (I) waive or modify any Restrictive Covenant, (J) terminate the employment or service of any employee or other service provider of the Company and/or any of its Subsidiaries, other than for cause, or (K) hire any person who would be an employee or other service provider of the Company and/or any of its Subsidiaries;

(xi) implement or adopt any material change in its financial accounting principles, practices or methods, other than as may be required by GAAP or applicable Law;

(xii) settle or compromise any Legal Proceeding, except for settlements or compromises (x) in the ordinary course consistent with past practice or (y) involving amounts to be paid by the Company (net of insurance proceeds and indemnity or similar payments) in settlement of ten million dollars ($10,000,000) or less, in each case ((x) and (y)), that (i) do not impose any material restriction on its business or the business of its Subsidiaries or Affiliates, (ii) do not relate to any litigation by any of the Company’s stockholders in connection with this Agreement or the Merger and (iii) do not include an admission of liability or fault on the part of the Company or any of its Subsidiaries; provided that the foregoing shall not permit the Company or any of its Subsidiaries to settle or compromise any Legal Proceeding that is not permitted pursuant to Section 6.5 or Section 6.15;

(xiii) (i) make, change or revoke any material Tax election, (ii) change any annual Tax accounting period or change any method of Tax accounting, except as may be required by Law or GAAP, (iii) file any material amended Tax Return, (iv) enter into any material “closing agreement” within the meaning of Section 7121 of the Code (or any analogous or similar provision of state, local or non-U.S. Law), (v) request any Tax ruling from any Governmental Entity or submit any supplemental requests relating to the IRS Ruling or any other ruling or determination from any Governmental Entity relating to the Separation Transactions, (vi) settle or compromise any material Tax liability or any audit, examination or other proceeding relating to a material amount of

Taxes or surrender any claim for a material refund of Taxes, (vii) file any material Tax Returns inconsistent with past practice, (viii) except in the ordinary course of business consistent with past practice, agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes, (ix) change or amend the Tax Matters Agreement or (x) take any action, or cause or otherwise permit any other person to take any action, outside the ordinary course of business which would reasonably be expected to (A) materially increase the Company’s or any of its Affiliates’ (which following the Closing shall include Acquiror and its Subsidiaries) liability for Taxes or (B) result in, or change the character of, any material amounts of income or gain (including any “subpart F income” as defined in Section 952 of the Code or “global intangible low-taxed income” as defined in Section 951A of the Code) that the Company or any of its Affiliates (which following the Closing shall include Acquiror and its Subsidiaries) must report on any Tax Return;

(xiv) other than in the ordinary course of business consistent with past practice, relinquish, abandon or permit to lapse, or fail to take any action necessary to maintain, any of its rights in any material Company Registrations;

(xv) except in the ordinary course of business consistent with past practice, make or forgive any loans to any employees, officers or directors of the Company or any of its Subsidiaries;

(xvi) close any plant or facility;

(xvii) take any action to cause any registration statement (other than a registration statement on Form S-8 that solely registers Company Common Stock) to be declared effective by the SEC or otherwise deemed to be effective (including by way of a Section 10(a)(3) update), or to issue, sell, transfer or offer to sell or transfer any securities pursuant to a registration statement other than pursuant to any registration statement on Form S-8 or pursuant to the Company Direct Stock Purchase and Dividend Reinvestment Plan pursuant to the registration statement on Form S-3 (File No. 333-277884); or

(xviii) authorize, offer to any third party, agree or commit (in writing or otherwise) to take any of the foregoing actions prohibited by this Section 6.1.

Section 6.2 Access; Integration Planning.

(a) The Company shall, and shall cause its Subsidiaries to, afford Acquiror and its employees, accountants, consultants, internal and external legal counsel, financial advisors, tax advisors and other Representatives reasonable access during normal business hours, upon reasonable advance notice, throughout the period prior to the earlier of the valid termination of this Agreement in accordance with Article VIII and the Effective Time, to its and its Subsidiaries’ personnel, properties, Contracts, commitments, books and records (including Tax Returns) and, during such period, the Company shall, and shall cause its Subsidiaries to, make available to Acquiror such other available information concerning its business, properties and personnel as Acquiror may reasonably request for the purpose of consummating the Merger and the other transactions contemplated hereby, for reasonable integration planning purposes, or for purposes of filing any Tax Returns required to be filed in connection with or as a result of the Merger and the other transactions contemplated hereby and shall instruct the Company’s (and its Subsidiaries’) independent accountants to provide access to their work papers and such other information (including Tax Returns and drafts of any U.S. federal income Tax Returns or other material state or non-U.S. income Tax Returns) as Acquiror may reasonably request. The foregoing notwithstanding, the Company shall not be required to provide access to or make available to any person any document or information if (i) doing so would, in the reasonable judgment of the Company and its outside counsel, violate any Law or the provisions of any Contract to which the Company or any of its Subsidiaries is a party, give rise to a material risk of jeopardizing the attorney-client privilege of the Company or any of its Subsidiaries, or result in the disclosure of any trade secrets of the Company or any of its Subsidiaries; provided that the Company will inform Acquiror of the general nature of the document or information being withheld and reasonably cooperate with Acquiror to provide such document or information in a manner that would not result in violation of Law or Contract, the loss or waiver of such privilege or the disclosure of any trade secret, or (ii) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; provided, further, that any access or investigation pursuant to this Section 6.2(a) shall be conducted in such a manner as not to interfere unreasonably with the business and operations of the Company or any of the Company’s Subsidiaries and shall not extend to or include any sampling or testing of environmental media. No investigation by Acquiror or its Representatives shall affect or be deemed to modify or waive the representations and warranties of the Company set forth in this Agreement.

(b) Without limiting Section 6.2(a), prior to the Closing, and except as prohibited by Law, the Company shall, and shall cause each Company Subsidiary and their respective Representatives to, use commercially reasonable efforts to (x) as promptly as reasonably practicable after the date hereof provide to Acquiror any Contract of the Company and its Subsidiaries for the procurement of goods and services with consideration payable by the Company or any of the Company’s Subsidiaries of more than twenty-five million dollars ($25,000,000) in the twelve months ended August 1, 2024 or in any single fiscal year thereafter as may be reasonably requested by Acquiror; (y) as promptly as reasonably practicable after the date hereof, provide to Acquiror a copy of the primary loan agreement, credit agreement, note, debenture, bond or indenture, in each case, as in effect on the date of this Agreement, pursuant to which any Indebtedness for borrowed money of the Company or any of its Subsidiaries may be incurred or is outstanding with a principal amount then-outstanding or commitments thereunder that is individually greater than one hundred million dollars ($100,000,000) as of the date of this Agreement, in each case, to the extent not previously provided to Acquiror prior to the date of this Agreement; and (z) cooperate with any reasonable due diligence requests and process regarding such Contracts as reasonably requested by Acquiror as contemplated by Section 6.2(a).

(c) The Parties agree to the covenants set forth on Section 6.2(c) of the Company Disclosure Schedule with respect to certain contracting policies of the Company and its Subsidiaries.

(d) The Parties hereto hereby agree that all information provided to them or their respective officers, directors, employees or Representatives in connection with this Agreement and the consummation of the Merger shall be governed in accordance with the confidentiality agreement, dated as of July 4, 2024, between the Company and Parent (as may be amended or supplemented, the “Confidentiality Agreement”), and the clean room agreement, dated as of August 3, 2024, between the Company and Parent (as may be amended or supplemented, the “Clean Room Agreement”).

(e) From and after the date hereof until the Effective Time, the Company and Acquiror shall, and shall cause their Subsidiaries and Representatives to, use their commercially reasonable efforts, subject to applicable Law, to cooperate with the other Party in connection with planning the integration of the business operations of the Surviving Corporation and Acquiror and their respective Subsidiaries following the Closing.

Section 6.3 No Solicitation by the Company.

(a) Except as expressly permitted by this Section 6.3, the Company shall, and shall cause each of its Subsidiaries, and shall use its reasonable best efforts to cause its and its Subsidiaries’ Representatives: (i) to immediately cease and cause to be terminated any solicitation, encouragement, discussions or negotiations with any persons (other than Parent and its Subsidiaries (including Acquiror) and their respective Representatives) that may be ongoing with respect to a Company Takeover Proposal and (ii) not to, directly or indirectly, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any non-public information with the intent of inducing the making of, or knowingly encouraging or knowingly facilitating, a Company Takeover Proposal (other than (x) solely in response to an unsolicited inquiry, to refer the inquiring person to the terms of this Section 6.3 and to limit its communication exclusively to such referral or (y) upon receipt of a bona fide, unsolicited written Company Takeover Proposal from any person that did not result from a material breach of this Section 6.3, solely to the extent necessary to ascertain facts or clarify terms with respect to a Company Takeover Proposal for the Company Board of Directors to be able to have sufficient information to make the determination described in Section 6.3(c)), (C) approve, adopt, publicly recommend or enter into, or publicly propose to approve, adopt, recommend or enter into, any letter of intent or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to a Company Takeover Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.3(c)), (D) take any action to make the provisions of any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (including any transaction under, or a third-party becoming an “interested stockholder” under, Section 203 of the DGCL) inapplicable to any person (other than Acquiror and its Affiliates) or to any transactions constituting or contemplated by a Company Takeover Proposal or (E) resolve or agree to do any of the foregoing. Notwithstanding anything to the contrary herein, prior to the time the Company Stockholder Approval is obtained, but not after, the Company and its Subsidiaries shall be permitted to waive any rights under any “standstill” or similar covenants in confidentiality or non-disclosure agreements entered into in connection with or applicable to a Company Takeover Proposal to which the Company or any of its Subsidiaries is a party to allow a person to make, or to amend, a Company Takeover Proposal or make any related communications; provided, that the Company may only take such action if the Company Board of Directors determines in good faith (after consultation with its outside financial advisor and outside legal counsel) that the failure of the Company Board of Directors to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law. None of the Company or its Subsidiaries shall enter into any confidentiality agreement or other agreement subsequent to the date hereof which prohibits the Company or any of its Subsidiaries from (x) providing to Acquiror or any of its Affiliates or Representatives the information required to be provided pursuant to this Section 6.3 or (y) otherwise complying with this Section 6.3. The Company and Acquiror hereby agree that all standstill or similar provisions in the Confidentiality Agreement shall, as of the date of this Agreement, terminate and be of no further force and effect.

(b) The Company shall, and shall cause its Subsidiaries to, promptly after the date hereof, request any person that has executed a currently in-effect confidentiality or non-disclosure agreement after January 1, 2021, and in connection with any actual or potential Company Takeover Proposal, to promptly after the date of such request return or destroy all confidential information in the possession of such person or its Representatives (other than from any person with which the Company has entered into an Acceptable Confidentiality Agreement and, prior to the date of the earlier of (x) the receipt of the Company Stockholder Approval and (y) the return or destruction of such information, enters into negotiations or discussions regarding any Company Takeover Proposal in accordance with this Section 6.3 other than as a result of any material breach of this Section 6.3 by the Company).

(c) Anything to the contrary contained in Section 6.3(a) notwithstanding, if at any time after the date of this Agreement and prior to the time that the Company Stockholder Approval is obtained, but not after, the Company or any of its Representatives receives a bona fide, unsolicited written Company Takeover Proposal from any person that did not result from a material breach of this Section 6.3 and if the Company Board of Directors determines, in good faith, after consultation with its outside financial advisor and outside legal counsel, that such Company Takeover Proposal constitutes or could reasonably be expected to result in a Company Superior Proposal, then the Company and its Representatives may, prior to the time the Company Stockholder Approval is obtained, but not after, (i) furnish, pursuant to an Acceptable Confidentiality Agreement, information with respect to the Company and its Subsidiaries to the person who has made such Company Takeover Proposal and its Representatives; provided that the Company, to the extent permitted under applicable Law (including any applicable Antitrust Law), shall substantially concurrently with the delivery to such person provide to Acquiror any non-public information concerning the Company or any of its Subsidiaries that is provided or made available to such person or its Representatives unless such non-public information has been previously provided or made available to Acquiror (which non-public information, for the avoidance of doubt, shall be subject to the Confidentiality Agreement and the Clean Room Agreement, and may, in order to comply with applicable Law, be restricted to certain designated Representatives of Acquiror) and (ii) engage in or otherwise participate in discussions or negotiations with the person making such Company Takeover Proposal and its Representatives regarding such Company Takeover Proposal. The Company shall as promptly as practicable (and in any event within twenty-four (24) hours) notify Acquiror if the Company Board of Directors makes a determination that a Company Takeover Proposal constitutes or could reasonably be expected to result in a Company Superior Proposal or if the Company furnishes information or enters into discussions or negotiations as provided in this Section 6.3(c).

(d) Without limiting the foregoing, the Company shall as promptly as practicable (and in any event within forty-eight (48) hours after receipt) notify Acquiror in the event that the Company or any of its Representatives receives a Company Takeover Proposal or a request for information relating to the Company or its Subsidiaries that constitutes or contemplates a Company Takeover Proposal, including the identity of the person making the Company Takeover Proposal and a description of the material terms and conditions thereof. The Company shall keep Acquiror reasonably informed, on a reasonably current basis, as to the status of (including any developments, discussions or negotiations) such Company Takeover Proposal (including by as promptly as practicable (and in any event within forty-eight (48) hours after receipt) providing to Acquiror a description of any changes to the material terms and conditions of such Company Takeover Proposal).

(e) Except as expressly permitted by Section 6.3(f) or Section 6.3(g), the Company Board of Directors shall not (i) (A) fail to include the Company Recommendation in the Proxy Statement, (B) change, qualify, withhold, withdraw or modify, or authorize or publicly propose to change, qualify, withhold, withdraw or modify, in a manner adverse to Acquiror, the Company Recommendation or (C) adopt, approve or recommend to stockholders of the Company, or resolve to or publicly propose or announce its intention to adopt, approve or recommend to stockholders of the Company a Company Takeover Proposal (any action described in this clause (i) being referred to as an “Adverse Recommendation Change”) or (ii) authorize, cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement (including an acquisition agreement, merger agreement, joint venture agreement or other agreement), commitment or agreement in principle with respect to any Company Takeover Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with Section 6.3(c)) (a “Company Acquisition Agreement”).

(f) Anything to the contrary set forth in this Agreement notwithstanding, prior to the time that the Company Stockholder Approval is obtained, but not after, the Company Board of Directors may, with respect to a bona fide, unsolicited Company Takeover Proposal that did not result from a material breach of this Section 6.3, make an Adverse Recommendation Change or cause the Company to terminate this Agreement in accordance with Section 8.1(g) in order to substantially concurrently with such termination enter into a definitive agreement relating to such Company Takeover Proposal if and only if, prior to taking either such action, (i) the Company has complied, in all material respects, with its obligations under this Section 6.3, (ii) the Company Board of Directors has determined, in good faith, after consultation with its outside financial advisor and outside legal counsel, that such Company Takeover Proposal constitutes a Company Superior Proposal and (iii) the Company Board of Directors determines, in good faith, after consultation with its outside financial advisor and outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided that prior to making such Adverse Recommendation Change or effecting such termination (and prior to making the determination set forth in clause (iii)), (A) the Company has given Acquiror at least five (5) Business Days’ prior notice of its intention to take such action, specifying the reasons therefor, including the terms and conditions of, and the identity of the person making, any such Company Takeover Proposal and has contemporaneously provided to Acquiror a copy of the Company Takeover Proposal and a copy of any proposed Company Acquisition Agreements and a copy of any financing commitments relating thereto (or, in each case, if not provided in writing to the Company, a written summary of the material terms and conditions thereof), (B) the Company shall have negotiated, in good faith, with Acquiror and its Representatives during such notice period (if, and to the extent, Acquiror has indicated its desire to negotiate to the Company) to enable Acquiror to propose revisions to the terms of this Agreement such that it would cause such Company Takeover Proposal to no longer constitute a Company Superior Proposal, (C) following the end of such notice period, the Company Board of Directors shall have considered, in good faith, any revisions to the terms of this Agreement proposed in writing by Acquiror (and not revoked), and shall have determined, in good faith, after consultation with its outside financial advisor and outside legal counsel, that the Company Takeover Proposal would nevertheless continue to constitute a Company Superior Proposal if the revisions proposed in writing by Acquiror (and not revoked) were to be given effect and (D) in the event of any change to any of the financial terms (including the form, amount, mix and timing of payment of consideration) or any other material terms of such Company Takeover Proposal, the Company shall, in each case, have delivered to Acquiror an additional notice consistent with that described in clause (A) above of this proviso and a new notice period under clause (A) of this proviso shall commence (except that the five (5) Business Day notice period referred to in clause (A) above of this proviso shall instead be equal to the longer of (x) three (3) Business Days and (y) the period remaining under the notice period under clause (A) of this proviso immediately prior to the delivery of such additional notice under this clause (D)) during which time the Company shall be required to comply with the requirements of this Section 6.3(f) anew with respect to such additional notice, including clauses (A) through (D) above of this proviso; provided, however, that the Company shall not terminate this Agreement pursuant to this Section 6.3(f) and Section 8.1(g) unless the Company pays, or causes to be paid, to Acquiror the Termination Fee pursuant to Section 8.3(c) prior to or concurrently with such termination. Anything to the contrary contained herein notwithstanding, neither the Company nor any of its Subsidiaries shall enter into any Company Acquisition Agreement unless this Agreement has been, or is substantially concurrently, terminated in accordance with its terms.

(g) Other than in connection with a Company Takeover Proposal, the Company Board of Directors may, at any time after the date of this Agreement and prior to the time the Company Stockholder Approval has been obtained, but not after, make an Adverse Recommendation Change in response to a Company Intervening Event (a “Company Intervening Event Recommendation Change”) if (i) the Company has complied, in all material respects, with its obligations under this Section 6.3 and (ii) prior to taking such action, the Company Board of Directors has determined, in good faith, after consultation with its outside financial advisor and outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided that prior to making such Company Intervening Event Recommendation Change, (A) the Company has given Acquiror at least five (5) Business Days’ prior written notice of its intention to take such action, and specifying the reasons therefor, including specifying in reasonable detail the facts and circumstances relating to such Company Intervening Event that render a Company Intervening Event Recommendation Change necessary, (B) the Company shall have negotiated, in good faith, with Acquiror and its Representatives during such notice period to enable Acquiror to propose revisions to the terms of this Agreement (if, and to the extent, Acquiror has indicated its desire to negotiate to the Company) and (C) following the end of such notice period, the Company Board of Directors shall have considered, in good faith, any revisions to the terms of this Agreement proposed in writing by Acquiror (and not revoked), and shall have determined, in good faith, after consultation with its outside financial advisor and outside legal counsel, that the failure to make a Company Intervening Event Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.

(h) Nothing contained in this Section 6.3 shall prohibit the Company or the Company Board of Directors from complying with its disclosure obligations under United States federal or state Law with regard to a Company Takeover Proposal, including (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a)(2)-(3) or Rule 14d-9 promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer), (ii) making any legally required (based upon the advice of outside counsel) disclosure to stockholders with regard to the transactions contemplated by this Agreement or a Company Takeover Proposal, or (iii) making any “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act pending disclosure of its position thereunder; provided that, in the case of clauses (i), (ii) and (iii) of this Section 6.3(h), no such action or disclosure that would amount to an Adverse Recommendation Change shall be permitted, made or taken other than in compliance with this Section 6.3.

Section 6.4 Employee Matters.

(a) For a period of at least twelve (12) months following the Effective Time (or, if earlier, the date of termination of the applicable Continuing Employee), Acquiror shall, or shall cause the Surviving Corporation to, provide each employee of the Company or any of its Subsidiaries who continues as of the Effective Time to be employed by Acquiror, the Surviving Corporation or any Affiliate of Acquiror (each, a “Continuing Employee”) with (i) at least the same level of base salary or hourly wage rate, as the case may be, and target annual short-term cash incentive opportunities at rates that, in each case, were provided to such Continuing Employee immediately prior to the Effective Time, (ii) employee benefits (including employee car, transit and housing allowances provided in the ordinary course of business consistent with past practice (collectively, the “Employee Allowances”), employee leave policies and arrangements, post-retirement medical benefits and 401(k) matching and contribution levels, but excluding all cash and equity incentive compensation, Company ESPP, the Company’s executive corporate aircraft policy, severance, defined benefit pension plans and change in control, retention or other similar non-reoccurring compensation arrangements) that are substantially comparable in the aggregate to those provided to such Continuing Employee by the Company and any of its Subsidiaries immediately prior to the Effective Time (subject to the foregoing exclusions), (iii) no less favorable severance payments and benefits and garden leave and/or notice requirements (excluding any treatment in respect of equity awards granted after the Closing) to those that would have been provided to such Continuing Employee prior to the Effective Time consistent with the terms of the applicable Company Benefit Plan (provided that the calculation of such severance benefits, including with respect to including Employee Allowances, is taken into account in a manner that is consistent with past practice prior to the Closing) and (iv) no less favorable target long-term incentive opportunities to those provided to such Continuing Employee by the Company or any of its Subsidiaries immediately prior to the Effective Time.

(b) The Parties (i) acknowledge that the transactions contemplated by this Agreement constitute a “change in control” or “change of control” or such other similar term for purposes of all Company Benefit Plans that contain a definition of “change in control” or “change of control” or such other similar term, as applicable, and (ii) agree to take all actions set forth on Section 6.4(b) of the Company Disclosure Schedule.

(c) To the extent unpaid as of the Closing Date, in respect of each Company Employee’s annual bonus for the calendar year prior to the calendar year to which the Closing Date occurs (the “Prior Year Annual Bonus”), Acquiror shall, or shall cause the Surviving Corporation to, pay to each Continuing Employee the Prior Year Annual Bonus in the ordinary course consistent with the Company’s past practice for paying Prior Year Annual Bonuses (including, for the avoidance of doubt, paying a Prior Year Annual Bonus to an employee who experiences an involuntary termination without “cause” following the end of the calendar year in which the Prior Year Annual Bonus relates but prior to the applicable payment date). For the avoidance of doubt, nothing in this Section 6.4(c) will impact the Company’s ability to make determinations in respect of Prior Year Annual Bonuses in accordance with Section 6.1(a)(x) of the Company Disclosure Schedule. In respect of each Continuing Employee’s annual bonus for the calendar year in which the Closing Date occurs (the “Closing Year Annual Bonus”), Acquiror shall, or shall cause the Surviving Corporation to, pay to each Continuing Employee the Closing Year Annual Bonus in an amount no less than the product obtained by multiplying (1) such Continuing Employee’s full bonus entitlement under the applicable Company Benefit Plan, assuming the greater of (A) target performance for all company performance goals, and (B) actual performance, extrapolated through the end of the applicable calendar year based on actual performance through the Closing Date, as determined in good faith by the Compensation and Talent Management Committee of the Board of Directors of the Company prior to the Closing Date; provided, that, in each case, individual performance adjustments shall be determined in accordance with the terms set forth in Section 6.4(c)(i) of the Company Disclosure Schedule, by (2) a fraction, the numerator of which equals the number of days that have elapsed from the first day of the calendar year in which the Closing Date occurs through the Closing Date and the denominator of which equals the total number of calendar days in such calendar year (the “Closing Year Annual Bonus Payment”); provided, that, notwithstanding the terms of any applicable Company Benefit Plan, the Closing Year Annual Bonus Payment will be payable at the same time that annual bonuses would have been paid absent the Merger, subject to the Continuing Employee’s continued employment with the Company or its Affiliates though the applicable payment date, unless the Continuing Employee’s employment is terminated due to an Early Good Leaver Termination (as defined below). If any Continuing Employee (x) experiences a termination of employment by the Surviving Corporation without Cause, due to the Continuing Employee’s death or disability, or, solely for Continuing Employees who are participants in the Company’s Change in Control Severance Policy for Key Executives as of the date of this Agreement, by the Continuing Employee for Good Reason (as each such term is defined in Section 6.4(c)(ii) of the Company Disclosure Schedule) prior to the payment of his or her Closing Year Annual Bonus and (y) executes and does not revoke a customary general release of claims in favor of the Surviving Corporation and its Affiliates pursuant to a form with substantially similar terms as the Release (as defined in Section 6.4(c)(iii) of the Company Disclosure Schedule) (each an “Early Good Leaver Termination”), such terminated Continuing Employee shall be entitled to receive (I) such Closing Year Annual Bonus, payable at the same time that the annual bonus would have been paid absent the Early Good Leaver Termination or, (II) if greater, the payment that such Continuing Employee would otherwise be entitled in respect of the Closing Year Annual Bonus under the severance benefits protections set forth in Section 6.4(a) above.

(d) At the Effective Time, each Continuing Employee shall be given service credit for all purposes, including for eligibility to participate, benefit levels and eligibility for vesting under Acquiror employee benefit plans and arrangements (collectively, the “Acquiror Benefit Plans”) with respect to his or her length of service with the Company (and its Subsidiaries and predecessors) prior to the Closing Date; provided that the foregoing shall not result in the duplication of benefits; provided, further, that the foregoing shall not be recognized with respect to benefit accruals under any defined benefit pension plan or for any purpose under any post-employment health or welfare benefit plan.

(e) In addition, and without limiting the generality of the foregoing, after the Effective Time, Acquiror shall use its reasonable best efforts to (i) cause each Continuing Employee to be immediately eligible to participate, without any waiting time, in any and all Acquiror Benefit Plans to the extent coverage under such Acquiror Benefit Plan replaces coverage under a comparable Company Benefit Plan in which such Continuing Employee participated immediately before the Effective Time; and (ii) for purposes of each Acquiror Benefit Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee from and after the Effective Time, (A) cause all pre-existing condition limitations, exclusions, waiting periods and actively at work requirements of such Acquiror Benefit Plan to be waived for such Continuing Employee and his or her covered dependents to the extent such pre-existing condition limitations, exclusions, waiting periods or actively at work requirements were waived or satisfied under the comparable Company Benefit Plan and (B) recognize, or cause to be recognized, any eligible expenses incurred by such Continuing Employee and his or her covered dependents under a Company Benefit Plan during the portion of the plan year prior to the date such Continuing Employee becomes eligible to participate in such Acquiror Benefit Plan to be taken into account under such Acquiror Benefit Plan for purposes of satisfying all deductible, co-insurance, co-payment and maximum out of pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Acquiror Benefit Plan.

(f) Unless otherwise directed by Acquiror at least ten (10) Business Days prior to the Closing Date, the Company shall take all actions necessary to terminate each of the Company’s tax-qualified defined contribution 401(k) retirement plans that exclusively cover non-union employees (the “Company Non-Union 401(k) Plans”), or cause such plan to be terminated, effective as of no later than the day immediately preceding the Closing Date, and contingent upon the occurrence of the Closing, and provide that participants in the Company Non-Union 401(k) Plans shall become fully vested in any unvested portion of their Company Non-Union 401(k) Plan accounts as of the date such plan is terminated. If the Company Non-Union 401(k) Plans are terminated, the Company shall provide Acquiror with evidence that the Company Non-Union 401(k) Plans have been terminated (effective no later than immediately prior to the Closing Date and contingent on the Closing) pursuant to resolutions of the Company, which such resolutions shall be provided to Acquiror at least three (3) Business Days prior to the Closing Date and shall be subject to Acquiror’s review and comment. If the Company Non-Union 401(k) Plans are terminated, Acquiror shall designate a tax-qualified defined contribution retirement plan with a cash or deferred arrangement that is sponsored by Acquiror or one of its Subsidiaries (the “Acquiror 401(k) Plan”) that will cover such eligible Continuing Employees who had participated in a Company Non-Union 401(k) Plan effective as of the Closing Date, provided that the Company reasonably cooperates in facilitating administrative payroll and recordkeeping matters. In connection with the termination of the Company Non-Union 401(k) Plans, Acquiror shall cause the Acquiror 401(k) Plan to accept from the Company Non-Union 401(k) Plans the “direct rollover” of the account balance (including, subject to the next sentence, the in-kind rollover of promissory notes evidencing all outstanding loans) of each Continuing Employee who participated in a Company Non-Union 401(k) Plan as of the date such plans are terminated and who elects such direct rollover in accordance with the terms of the applicable Company Non-Union 401(k) Plan and the Code. The Parties shall cooperate in good faith to work with the Company Non-Union 401(k) Plans and Acquiror 401(k) Plan recordkeepers to develop a process and procedure for effecting the in-kind direct rollover of promissory notes evidencing participant loans from the Company Non-Union 401(k) Plans to the Acquiror 401(k) Plan. In the event that a process and procedure acceptable to the Company Non-Union 401(k) Plans and Acquiror 401(k) Plan recordkeepers for effecting the in-kind rollover of loan promissory notes is agreed upon, the Parties shall take any and all commercially reasonable actions needed to permit each Continuing Employee with an outstanding loan balance under a Company Non-Union 401(k) Plan as of the Closing Date to continue to make scheduled loan payments to the applicable Company Non-Union 401(k) Plan after the Closing, pending the distribution and in-kind rollover of such promissory notes evidencing such loans, so as to prevent, to the extent reasonably possible, a deemed distribution or loan offset with respect to such outstanding loans.

(g) Notwithstanding anything in this Agreement to the contrary, the terms and conditions of employment for any Continuing Employees covered by a Collective Bargaining Agreement shall be governed by the applicable Collective Bargaining Agreement until the expiration, modification or termination of such Collective Bargaining Agreement in accordance with its terms or applicable Law.

(h) The Parties hereto acknowledge and agree that all provisions contained in this Section 6.4 are included for the sole benefit of the Parties hereto, and that nothing in this Section 6.4, whether express or implied, (i) shall create any third-party beneficiary or other rights (A) in any other person, including any current or former employees or other service providers of the Company or any Affiliate of the Company, any Continuing Employee, or any dependent or beneficiary thereof, or (B) to continued employment with Acquiror or any of its Affiliates (including, following the Effective Time, the Surviving Corporation), (ii) shall be treated as an amendment or other modification of any Company Benefit Plan or Acquiror Benefit Plan, or (iii) shall limit the right of Acquiror or its Affiliates (including, following the Effective Time, the Surviving Corporation) to amend, terminate or otherwise modify any Company Benefit Plan or Acquiror Benefit Plan.

Section 6.5 Regulatory Approvals; Efforts.

(a) Subject to the other terms of this Agreement, including Section 6.5(b) and Section 6.5(d), Parent, Acquiror, Merger Sub and the Company shall (and shall cause their respective Affiliates to, if applicable) use their respective reasonable best efforts to (i) promptly take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws to submit all notifications to and obtain all clearances, authorizations, consents, Orders and approvals of all Governmental Entities that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement, (ii) cooperate fully in promptly submitting all notifications and seeking to obtain all such clearances, authorizations, consents, Orders and approvals, and (iii) provide such other information to any Governmental Entity as such Governmental Entity may reasonably request in connection herewith including responding to any Request for Additional Information or Documentary Material under the Antitrust Laws as promptly as reasonably practicable. Each Party agrees to (i) make promptly its respective filings, if necessary, pursuant to the HSR Act with respect to the transactions contemplated by this Agreement no later than the date which is ten (10) Business Days after the execution of this Agreement, or such other later date determined by Acquiror reasonably and in good faith (consistent with its obligations in this Section 6.5 to use reasonable best efforts to promptly obtain the required approvals of Governmental Entities) and (ii) supply as promptly as practicable to the appropriate Governmental Entities any additional information and documentary material that may be requested pursuant to the HSR Act. Each Party agrees to make as promptly as practicable its respective filings and notifications (initially in draft form where customary), if any, under any other applicable Antitrust Law and to supply as promptly as practicable to the appropriate Governmental Entities any additional information and documentary material that may be requested pursuant to such applicable Antitrust Law.

(b) Without limiting the generality of Parent, Acquiror, Merger Sub and the Company’s undertakings pursuant to Section 6.5(a) but subject to Section 6.5(c), Section 6.5(d) and the proviso below, Parent, Acquiror and the Company (if requested by Acquiror or Parent) shall use their respective reasonable best efforts to avoid or eliminate each and every impediment under any Antitrust Law or trade regulation Law that may be asserted by any Governmental Entity so as to enable the Parties hereto to close the Merger as promptly as practicable including proposing, negotiating, committing to and effecting, by consent decree, hold separate orders, or otherwise, the sale, divestiture or disposition of such of its assets, properties or businesses or of the assets, properties or businesses to be acquired by it pursuant hereto, and the entrance into such other arrangements, as are necessary or advisable in order to avoid the entry of, or to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that would prevent the consummation of the transactions contemplated hereby as soon as practicable; provided that, notwithstanding anything in this Agreement to the contrary, none of Parent, Acquiror, Merger Sub or any other Subsidiary of Parent shall be required to, and the Company and its Subsidiaries shall not without the prior written consent of Parent, take any action, or commit to take any action, or agree to any condition or limitation contemplated in Section 6.5(a) (to the extent relating to the obligations in this Section 6.5(b)) or this Section 6.5(b) (A) that is not conditioned upon the consummation of the Merger, (B) with respect to any of Parent’s, Acquiror’s or their respective Subsidiaries operations, divisions, businesses, product lines, contracts, licenses, relationships, contractual rights or obligations, customers or assets or (C) that would result in, or would be reasonably likely to result in, the sale, divestiture or disposition of assets, properties or businesses of the Company or any of its Subsidiaries and/or the termination of any business (in any jurisdictions(s)) of the Company or any of its Subsidiaries that generated more than seven hundred fifty million dollars ($750,000,000) of annual consolidated revenues of the Company and its Subsidiaries during the twelve (12)-month period ending as of December 31, 2023 (each of clause (A), (B) or (C), a “Burdensome Condition”). In addition, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by any Governmental Entity challenging the transactions contemplated by this Agreement, each of the Parties shall, and shall cause its respective Affiliates to, in each case in accordance with and subject to Section 6.5(c) and Section 6.5(d), cooperate with each other in all respects and to use their respective reasonable best efforts to contest and defend on the merits any claim asserted in court by any Governmental Entity in order to avoid entry of, or to have vacated or terminated, any decree, Order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing. Acquiror shall be responsible for all filing fees and other similar fees required to be paid in connection with obtaining any consent, approval, order or authorization of, or making any declaration or filing with, any Governmental Entity in connection with the discharge of the Parties’ obligations under this Section 6.5; provided that none of Parent, Acquiror, Merger Sub or any other Subsidiary of Parent shall be required to, and the Company and its Subsidiaries shall not, without the prior written consent of Acquiror, take any action under this Section 6.5 that would result in, or would be reasonably likely to result in, individually or in the aggregate, a Burdensome Condition.

(c) Each Party shall promptly notify the other Party of any substantive communication received from, or given by such Party or any of its Affiliates to, any Governmental Entity or person relating to the matters that are the subject of this Section 6.5 and shall permit the other Party (and its advisors) to review in advance any proposed substantive communication by such Party (and its advisors or Affiliates) to any Governmental Entity and shall consider in good faith the views of the other Party in connection with any such proposed communication. None of the Parties shall, and each Party shall cause its Affiliates not to, participate in any substantive meeting or conference, whether in person or by telephone, with any Governmental Entity in respect of any filings, investigation (including any settlement of the investigation), litigation or other inquiry unless it consults with the other Party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend and participate at such meeting. The Parties shall, and shall cause their Affiliates to, coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other Party may reasonably request in connection with the foregoing. The Parties shall provide each other with copies of all substantive correspondence, filings or communications between them or any of their Representatives or Affiliates, on the one hand, and any Governmental Entity or members of its staff, on the other hand, with respect to this Agreement and the transactions contemplated by this Agreement. Acquiror and the Company may, as each deems advisable and necessary, (i) redact or remove references concerning the valuation of the businesses of the Company and its Subsidiaries and (ii) reasonably designate any competitively sensitive or any confidential business material provided to the other under this Section 6.5(c) as “counsel only” or, as appropriate, as “outside counsel only.” This Section 6.5(c) shall not apply with regard to Tax matters.

(d) The Parties acknowledge and agree that Acquiror shall control and direct, and the Company will cooperate reasonably, subject to applicable Law, with such direction and control, all strategy and decisions with respect to obtaining all Regulatory Approvals, including all filings (including where to file and the timing of such filings) and any withdrawals and/or refiling thereof, strategies, processes, negotiation of settlements (if any), and related proceedings contemplated by this Section 6.5, including for the avoidance of doubt the marketing or sale of any part of the Company’s, the Acquiror’s or any of their respective Affiliates’ businesses or assets; provided that Acquiror shall consult with and consider in good faith the views of the Company regarding the form and content of any such filings, withdrawals, refilings, strategies, processes, negotiations and related proceedings.

(e) Prior to the Closing, none of Parent, Acquiror, the Company or any of their respective Subsidiaries shall acquire, or agree to acquire, any businesses, assets or securities of a third party if such acquisition would, or would reasonably be expected to, prevent or materially delay satisfaction of the conditions set forth in Section 7.1(b) or Section 7.1(c).

(f) Prior to the Effective Time, the Company shall, and shall cause its Subsidiaries to, reasonably cooperate with Acquiror and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NYSE to cause the delisting of the Company Shares, the 1.250% Senior Notes due 2025, the 0.500% Senior Notes due 2029 and the 3.750% Senior Notes due 2034 from NYSE by the Surviving Corporation as promptly as practicable after the Effective Time and the deregistration of the Company Shares and the Company Notes under the Exchange Act as promptly as practicable after such delisting.

Section 6.6 Preparation of the Proxy Statement; Company Special Meeting.

(a) As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare and file with the SEC the Proxy Statement in preliminary form (and shall use its reasonable best efforts to do so within thirty (30) days of the date of this Agreement). Acquiror shall cooperate with the Company in the preparation of the Proxy Statement and furnish all information concerning Parent, Acquiror and Merger Sub that is required in connection with the preparation of the Proxy Statement. The Company will respond as promptly as practicable to any comments from the SEC or the staff of the SEC. No filing of, or amendment or supplement to, the Proxy Statement, will be made by the Company without providing Acquiror and its counsel a reasonable opportunity to review and comment thereon, and the Company shall reasonably consider all such comments in good faith. The Company shall notify Acquiror as promptly as practicable of the receipt of any comments (whether written or oral) from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Acquiror with copies of all correspondence between the Company and any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. If, at any time prior to the Company Special Meeting (or any adjournment or postponement thereof), any information relating to Acquiror or the Company, or any of their respective Affiliates, officers or directors, is discovered by Acquiror or the Company that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement would not include a misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. The Company will cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as reasonably practicable after the resolution of any comments of the SEC or the staff of the SEC with respect to the preliminary Proxy Statement (or confirmation of no comments to, or further review of, the preliminary Proxy Statement by the SEC or the staff of the SEC) (such date, the “Clearance Date”) (and in any event no later than five (5) Business Days following the Clearance Date).

(b) Subject to Section 6.3(f), the Company shall take all action necessary in accordance with applicable Laws and the Company Organizational Documents to set a record date for, duly give notice of, convene and hold a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval (the “Company Special Meeting”) as promptly as practicable following the Clearance Date. The Company shall, subject to Section 6.6(c), convene the Company Special Meeting on or around the twentieth (20th) Business Day following the commencement of the mailing of the Proxy Statement to its stockholders. Except as expressly permitted by Section 6.3, the Company Board of Directors (or any committee thereof) shall not make any Adverse Recommendation Change and, unless the Company shall have made an Adverse Recommendation Change if, and to the extent, permitted by this Agreement, shall include the Company Recommendation in the Proxy Statement and shall solicit, and use its reasonable best efforts to obtain, the Company Stockholder Approval at the Company Special Meeting.

(c) The Company shall cooperate with and keep Acquiror informed on a reasonably current basis regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. The Company may adjourn or postpone the Company Special Meeting only (i) if, as of the time which the Company Special Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Special Meeting or to the extent that at such time the Company has not received proxies sufficient to allow receipt of the Company Stockholder Approval, (ii) to allow time for the filing and dissemination of any supplemental or amended disclosure document that the Company Board of Directors has determined, in good faith, after consultation with the Company’s outside legal counsel, is necessary or required to be filed and disseminated under applicable Law, the Company Certificate or the Company Bylaws or (iii) with the prior written consent of Acquiror; provided, however, that any such adjournment or postponement shall be for not more than the amount of time that, in the reasonable judgment of the Company (after consultation with its outside legal counsel and after reasonably consulting with Acquiror and its outside legal counsel), is necessary to comply with applicable Law or the Company Certificate or the Company Bylaws, and, in any event, without the prior written consent of Acquiror (which shall not be unreasonably withheld, conditioned or delayed), shall not be to a date that is later than fifteen (15) Business Days after the date for which the Company Special Meeting was originally scheduled. Any additional postponements or adjournments shall be by mutual agreement of Acquiror and the Company. In no event will the record date of the Company Special Meeting be changed without Acquiror’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed), unless required by applicable Law. The Company shall, at the reasonable request of Acquiror, postpone or adjourn the Company Special Meeting if there are not sufficient affirmative votes in person or by proxy at such meeting to adopt this Agreement to allow reasonable time for the solicitation of proxies for the purposes of obtaining the Company Stockholder Approval. During any such period of adjournment or postponement, the Company and Acquiror shall each continue to comply with their respective obligations under Section 6.3 and this Section 6.6. Without the prior written consent of Acquiror, the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company Special Meeting.

(d) The Company shall cooperate with and keep Acquiror informed on a reasonably current basis regarding its solicitation efforts and voting results following dissemination of the definitive Proxy Statement.

Section 6.7 Takeover Statutes. The Company shall not take any action that would cause the Merger to be subject to requirements imposed by any takeover statute. If any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar state anti-takeover Laws and regulations may become, or may purport to be, applicable to the Merger, the Company shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated by this Agreement.

Section 6.8 Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by Acquiror and the Company. The Parties shall consult with one another prior to issuing, and provide each other with the opportunity to review and comment upon, any public announcement, statement or other disclosure with respect to this Agreement or the Merger and Acquiror and the Company shall not, and shall cause their respective Affiliates not to, issue any such public announcement, statement or disclosure prior to such consultation, except as may be required by Law, by the rules and regulations of NYSE or in connection with a Company Superior Proposal or Company Takeover Proposal or Adverse Recommendation Change or any action taken pursuant thereto. Anything in this Agreement to the contrary notwithstanding, (w) each of the Company and Acquiror may make any public statements in response to questions by the press, analysts, investors or analyst or investor calls, so long as such statements are not inconsistent with previous statements made jointly by the Company and Acquiror (or made by one Party after having consulted with the other Party), (x) no public announcement or statement or other disclosure shall be made in connection with a Company Superior Proposal, a Company Takeover Proposal or an Adverse Recommendation Change or any action taken pursuant thereto unless it is made in compliance with Section 6.3, (y) the Company may make any communication to employees of the Company and its Subsidiaries, so long as such statements are not inconsistent with previous statements made jointly by the Company and Acquiror and (z) this Section 6.8 shall not apply to any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement.

Section 6.9 Indemnification and Insurance.

(a) All rights to indemnification and exculpation from Liabilities for acts or omissions occurring at or prior to the Effective Time, and any rights to advancement of expenses, existing as of the date hereof in favor of any person who is or prior to the Effective Time becomes, or has been at any time prior to the date of this Agreement, a director or officer of the Company or any of the Company’s Subsidiaries or any of their respective predecessors (in each case, when acting in such capacity) (collectively, the “Company Indemnified Parties”) as provided in the Company Organizational Documents (or Company Subsidiary Organizational Documents) in effect as of the date hereof or any indemnification agreements in existence as of the date hereof (and provided to Acquiror as of the date hereof), shall survive the Merger and continue in full force and effect in accordance with their terms, and the Company Organizational Documents and the Company Subsidiary Organizational Documents shall not be amended, repealed or otherwise modified for a period of six (6) years from and after the Effective Time in any manner that would adversely affect the rights thereunder with respect to acts or omissions occurring at or prior to the Effective Time of such Company Indemnified Parties except to the extent required by applicable Law. From and after the Effective Time, Acquiror shall cause the Surviving Corporation and its Subsidiaries to comply with and honor the foregoing obligations.

(b) For a period of six (6) years from and after the Effective Time, the Surviving Corporation shall, and Acquiror shall cause the Surviving Corporation to, indemnify and hold harmless each Company Indemnified Party against any costs or expenses (including reasonable and reasonably documented attorneys’ fees), judgments, fines, losses, damages or Liabilities incurred in connection with any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of the fact that such person is or was a director or officer of the Company, any of the Company’s Subsidiaries or any of their respective predecessors or, while serving as a director or officer, and pertaining to matters existing or occurring or actions or omissions taken at or prior to the Effective Time, including with respect to this Agreement and the Merger, in each case, to the fullest extent permitted by the Company Organizational Documents (or Company Subsidiary Organizational Documents) in effect as of the date hereof, and the Surviving Corporation shall, and Acquiror shall cause the Surviving Corporation to, also advance reasonable and reasonably documented expenses to the Company Indemnified Parties as incurred to the fullest extent permitted by the Company Organizational Documents (or Company Subsidiary Organizational Documents, as applicable) in effect as of the date hereof; provided that the Company Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined by a final and non-appealable judicial determination that such Company Indemnified Party is not entitled to indemnification under this Section 6.9 or otherwise. The Surviving Corporation shall not, and Acquiror shall cause the Surviving Corporation not to, without the prior written consent of the applicable Company Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), settle, compromise or consent to the entry of any judgment in any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, for which such Company Indemnified Party would reasonably be expected to be entitled to and sought indemnification hereunder, unless such settlement, compromise or consent (i) does not require such Company Indemnified Party to perform any covenant or refrain from engaging in any activity and (ii) does not include any statement as to, or an admission of, fault, violation, culpability, malfeasance or nonfeasance by, or on behalf of, such Company Indemnified Party. The Surviving Corporation shall provide the applicable Company Indemnified Party with the opportunity to reasonably participate in (but not control) the defense of any matter for which such Company Indemnified Party would reasonably be expected to be entitled to and sought indemnification hereunder. Acquiror’s and the Surviving Corporation’s obligations under this Section 6.9(b) shall continue in full force and effect for the period beginning upon the Effective Time and ending six (6) years from the Effective Time; provided that all rights to indemnification in respect of any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, asserted or made within such period shall continue until the final disposition of such claim, action, suit, proceeding or investigation.

(c) Prior to the Effective Time, at the Company’s option, the Company shall, or, if the Company does not, Acquiror shall, cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancelable extension of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, the “D&O Insurance”), with respect to acts or omissions occurring at or prior to the Effective Time and for a claims reporting or discovery period of at least six (6) years from and after the Effective Time; provided, however, that the Company (or the Surviving Corporation, as applicable) shall not pay an amount for the D&O Insurance in excess of three hundred percent (300%) of the aggregate annual premium currently paid by the Company for such insurance for the policy period that includes the date of this Agreement. If the D&O Insurance has been obtained by either the Company or the Surviving Corporation prior to or as of the Effective Time, Acquiror shall cause the D&O Insurance to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation. If the Company or the Surviving Corporation for any reason fails to obtain the D&O Insurance as of the Effective Time, (i) the Surviving Corporation shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the directors’ and officers’ insurance and fiduciary liability insurance of the Company in place as of the date of this Agreement with the Company’s current insurance carrier(s) or with an insurance carrier(s) with the same or better credit rating as the Company’s current insurance carrier(s) with respect to such insurance and with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing such insurance as of the date of this Agreement, or (ii) Acquiror will provide, or cause the Surviving Corporation to provide, for a period of not less than six (6) years after the Effective Time, the Company Indemnified Parties who are insured under the Company’s directors’ and officers’ insurance and fiduciary liability insurance with comparable such insurance that provides coverage for acts, omissions or events occurring at or prior to the Effective Time (including in connection with the approval of this Agreement and the consummation of the Merger) from an insurance carrier(s) with the same or better credit rating as the Company’s current insurance carrier(s) for such insurance, that is no less favorable than the existing insurance of the Company as of the date of this Agreement or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that Acquiror and the Surviving Corporation shall not be required to pay an aggregate annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premium currently paid by the Company for such insurance for the policy period that includes the date of this Agreement; provided, further, that if the aggregate annual premium of such insurance coverage exceeds such amount, Acquiror or the Surviving Corporation shall be obligated to obtain insurance with the greatest coverage available, with respect to matters occurring at or prior to the Effective Time (including in connection with the approval of this Agreement and the consummation of the Merger), for a cost not exceeding such amount.

(d) The provisions of this Section 6.9 are (i) intended to be for the benefit of, and shall be enforceable by, each of the Company Indemnified Parties, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Organizational Documents (or Company Subsidiary Organizational Documents), by Contract or otherwise. Notwithstanding anything in this Agreement to the contrary, following the Effective Time, no Party shall amend, or seek to amend, this Section 6.9 (except to the extent such amendment permits the Company to provide broader indemnification rights on a retroactive basis to the Company Indemnified Parties).

(e) In the event that the Surviving Corporation or Acquiror or any of their respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving person of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, Acquiror and/or the Surviving Corporation, as applicable, shall cause proper provision to be made so that the successors and assigns or transferees of the Surviving Corporation or Acquiror, as the case may be, expressly assume or succeed to their respective obligations set forth in this Section 6.9.

Section 6.10 Control of Operations. Without in any way limiting any Party’s rights or obligations under this Agreement, the Parties understand and agree that (a) nothing contained in this Agreement shall give Acquiror or the Company, directly or indirectly, the right to control or direct the other Party’s operations prior to the Effective Time and (b) prior to the Effective Time, each of the Company and Acquiror shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective operations.

Section 6.11 Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Merger by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company (including each director and officer of the Company) to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law. The Company shall provide Acquiror with a reasonable opportunity to review any resolutions or other documents in respect of the actions described in this Section 6.11 and will implement any reasonable comments that are timely provided by Acquiror in respect thereof.

Section 6.12 Tax Matters.

(a) Each of the Company and Acquiror shall use its reasonable best efforts to obtain the Closing Tax Opinion.

(b) Immediately prior to the Closing, the Company shall execute and deliver the Company Closing Tax Opinion Representation Letter to Acquiror Tax Counsel.

(c) Immediately prior to the Closing, Acquiror shall execute and deliver the Acquiror Closing Tax Opinion Representation Letter to Acquiror Tax Counsel and, to the extent reasonably requested by the Company, Kirkland & Ellis LLP in connection with any other Tax opinion received by the Company with respect to the matters addressed in the Signing Tax Opinion and Closing Tax Opinion.

(d) The Company shall make the Section 336(e) Election prior to the due date (including extensions) for filing such election and provide Acquiror with a copy of such timely filed Section 336(e) Election; provided, however, that if the Company determines prior to filing such election that it is not beneficial to do so, the Company shall consult with Acquiror as to whether or not such election should be filed and making any determinations with respect thereto under the Tax Matters Agreement.

(e) The Company shall keep Acquiror reasonably apprised regarding any significant developments, discussions or communications (whether written or otherwise), to the extent practical, in advance of such developments, discussions or communications related to the Separation Transactions, in connection with or as part of, any Tax compliance program, audit, examination or other proceeding that could be expected to relate to a substantial amount of Taxes.

Section 6.13 Financing Cooperation.

(a) The Company shall use its reasonable best efforts, and shall cause its Subsidiaries to use their respective reasonable best efforts, to provide, and the Company and its Subsidiaries shall use their respective reasonable best efforts to cause each of their respective Representatives to provide, at Acquiror’s sole cost and expense, to Parent, Acquiror and its Affiliates all customary cooperation that may be reasonably requested by Parent or Acquiror (including reasonable requests of the Debt Financing Sources) to assist Parent, Acquiror and its Affiliates in arranging, obtaining, syndicating and consummating the Debt Financing (or any issuance, sale or offering of debt securities and/or delayed draw term loans, in each case, in lieu thereof as contemplated in the Debt Financing Commitment Letter) or any Exchange Offer (collectively, the “Financing”) (it being understood that the arrangement or receipt of any such financing is not a condition to the Merger), including:

(i) furnishing Parent, Acquiror and its Affiliates with (A) the financial statements required by paragraph 2 of Annex II to Exhibit B to the Debt Financing Commitment Letter and (B) such other customary financial and other customary information regarding the Company and its Subsidiaries as Parent, Acquiror or its Affiliates may reasonably request in connection with any Financing, including customary historical financial and other information regarding the Company reasonably necessary to permit Parent or Acquiror to prepare pro forma financial statements customary for the Financing;

(ii) reasonably assisting Parent, Acquiror, its Affiliates and the Debt Financing Sources in the preparation of customary offering and syndication materials for any Financing, including by providing customary information for due diligence purposes (including records, data or other information reasonably necessary to support any statements or statistical information relating to the Company that are included in such materials) and customary letters authorizing the distribution of information relating to the Company and its Subsidiaries to the Debt Financing Sources (it being agreed that any such authorization letter shall not include any representation, warranty or certification as to projections, pro forma statements or similar information);

(iii) reasonably cooperating with the marketing efforts for any portion of the Financing;

(iv) reasonably cooperating with legal counsel to Parent, Acquiror, its Affiliates or any Debt Financing Sources;

(v) providing customary information with respect to the Company to assist Parent or Acquiror in obtaining any corporate, securities or facility ratings from any ratings agencies, in each case, to the extent reasonably requested in writing by the Acquiror or Parent in connection with the Financing;

(vi) furnishing any documentation and other information regarding the Company and its Subsidiaries that the Debt Financing Sources reasonably determine is required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, in each case, at least four (4) Business Days prior to the Closing Date if requested by Acquiror in writing at least ten (10) Business Days prior to the Closing Date;

(vii) causing members of senior management of the Company to participate in a reasonable number of rating agency presentations, due diligence sessions, lender meetings, “road shows” and similar sessions and meetings or conference calls with prospective lenders, financing sources, investors, rating agencies and other Debt Financing Sources, in each case, that may be reasonably requested in writing by Parent, Acquiror or its Affiliates in connection with the arrangement of the Financing during normal business hours and with reasonable advance written notice to the Company;

(viii) using reasonable best efforts to cause the Company’s independent accountants to provide reasonable and customary assistance and cooperation to Parent, Acquiror and its Affiliates in connection with any Financing, including by obtaining customary “comfort letters” in connection with any Financing and participating in a reasonable number of accounting due diligence sessions during normal business hours;

(ix) provide or cause to be provided any customary certificates, or other customary closing documents as may reasonably be requested by Parent, Acquiror or its Affiliates in connection with the Financing (provided that no obligation under any document or agreement with respect thereto will take effect until the Closing); and

(x) facilitate the execution and delivery of definitive financing documentation as may be reasonably requested by Parent, Acquiror or its Affiliates in connection with the Financing (provided that no obligation under any document or agreement with respect thereto will take effect until the Closing).

(b) Notwithstanding any other provision set forth herein or in any other agreement between Acquiror or Parent, on the one hand, and the Company, on the other hand (or their respective Affiliates), the Company agrees that Acquiror and Parent may share confidential information with respect to the businesses of the Company and its Subsidiaries with the Debt Financing Sources, and that Parent, Acquiror and such Debt Financing Sources may share such information with potential financing sources in connection with any marketing efforts for the Financing; provided, however, that the recipients of such information and any other information contemplated to be provided by Parent, Acquiror or any of its Affiliates pursuant to this Section 6.13(b) agree to customary confidentiality arrangements, including confidentiality provisions contained in customary bank books and offering memoranda. The Company, on behalf of itself and its Subsidiaries, hereby consents to the use of their logos in connection with the Financing; provided, however, that logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company, its Subsidiaries or the reputation or goodwill of the Company or its Subsidiaries.

(c) For the avoidance of doubt, the Company shall not be required to provide, or to cause its Subsidiaries or its or their respective Representatives to provide, cooperation under this Section 6.13 that unreasonably interferes with the ongoing business of the Company or any of its Subsidiaries or provide any information that the Company does not otherwise already prepare in the ordinary course of its business that would be burdensome in any material respect for the Company to prepare. Nothing in this Section 6.13 shall require the Company or its Subsidiaries to (i) bear any out-of-pocket cost or expense or pay any fee in connection with the Financing, other than to the extent contingent upon the Closing or for which the Company shall be reimbursed by Parent, Acquiror or its Affiliates, (ii) incur any liability in connection with the Financing prior to the Effective Time, (iii) enter into any binding agreement or commitment that would be effective prior to the Effective Time (other than customary authorization and representation letters or auditor engagement letters for purposes of effecting the cooperation envisioned hereunder) and that does not terminate without liability to the Company and its Subsidiaries upon termination of this Agreement, (iv) provide or prepare any financial statements (x) not contemplated by Section 4.4(b) or (y) that the Company does not otherwise prepare in the ordinary course of its business, (v) pass resolutions or consents (except those that are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing) to approve or authorize the execution of the Debt Financing or any definitive documentation related thereto that would be effective prior to the Closing Date, (vi) conflict with the Company Organizational Documents or any of the Company Subsidiary Organizational Documents, (vii) take any action that would result in the contravention of, or that could result in a violation or breach of, or a default (with or without notice, lapse of time or both) under, any material Contract to which the Company or any of its Subsidiaries is party or by which it is bound or applicable Law, (viii) provide any solvency or other similar certificate of its chief financial officer or similar representative prior to the Closing Date, (ix) provide or prepare any projections or pro forma financial statements, (x) deliver or cause to be delivered any opinion of counsel in connection with the Financing or (xi) take any action that would (A) reasonably be expected to cause any natural person serving as a director, manager, partner, officer, employee, accountant, advisor, consultant, auditor, agent or other representative of the Company or any of its Subsidiaries to incur any personal liability or (B) require the Company or any of its Subsidiaries to provide access to, or disclose, information that reasonably would be expected to result in the waiver of, or otherwise jeopardize, any attorney-client, work product or other applicable privilege or protection.

(d) Acquiror shall, promptly upon written request by the Company, (i) reimburse the Company for all reasonable and documented out-of-pocket costs and expenses incurred by the Company and its Subsidiaries and its and their respective Representatives in connection with their respective obligations under this Section 6.13 and (ii) indemnify, defend and hold harmless the Company and its Subsidiaries and their respective Representatives to the fullest extent permitted by applicable Law from and against any and all Liability suffered, sustained or incurred by, or asserted against, any of them, directly or indirectly relating to, or arising out of, this Section 6.13, the arrangement of the Financing or providing any of the information utilized in connection therewith, whether in respect of direct claims, third-party claims or otherwise, other than to the extent any of the foregoing are determined by a final, non-appealable judgment of a court of competent jurisdiction to have arisen from (A) the Willful Breach of the obligations of the Company, its Subsidiaries and their respective Representatives under this Section 6.13 or any fraud, intentional misrepresentation, willful misconduct, bad faith or gross negligence of the Company, its Subsidiaries or their respective Representatives or (B) material misstatements or omissions in information provided by the Company, its Subsidiaries or their respective Representatives in connection with the Financing.

Section 6.14 Treatment of Certain Company Indebtedness.

(a) The Company shall, and shall cause the Company’s Subsidiaries to, deliver all notices and take all other actions reasonably requested by Acquiror that are required to, in accordance with the terms thereof, terminate all commitments outstanding under the Company Credit Agreements, repay in full all obligations, if any, outstanding thereunder, and facilitate the release of all Liens, if any, securing such obligations, and the release of all guarantees, if any, in connection therewith, in each case, on the Closing Date as of the Effective Time. In furtherance and not in limitation of the foregoing, the Company shall, and shall cause the Company’s Subsidiaries to, use reasonable best efforts to deliver to Acquiror at least three (3) Business Days prior to the Closing Date, and shall deliver to Acquiror on or prior to the Closing Date, a customary executed payoff letter with respect to each Company Credit Agreement (the “Payoff Letters”) (and drafts reasonably in advance thereof), from the applicable agent on behalf of the persons to whom such Indebtedness is owed, which Payoff Letters together with any related release documentation shall, among other things, include the payoff amount and provide that all Liens (and guarantees), if any, granted in connection therewith relating to the assets, rights and properties of the Company and the Company’s Subsidiaries securing such Indebtedness and any other obligations secured thereby, shall, upon the payment of the amount set forth in the applicable Payoff Letter on the Closing Date, be automatically released and terminated.

(b) Parent, Acquiror or any of their Affiliates may, or may request the Company to, in which case the Company shall use its reasonable best efforts to, commence as promptly as practicable following receipt of such request, one or more consent solicitations regarding certain proposed amendments to the Company Indentures (any such consent solicitation, a “Consent Solicitation”) as reasonably requested by Parent, including to eliminate, waive or amend the change of control provisions and to amend the reporting covenants in such Company Indentures.

(i) Any Consent Solicitation shall be made on such terms and conditions as determined by Acquiror subject to the reasonable approval of the Company (other than with respect to the Reserved Terms of any such Consent Solicitation which shall be determined by Acquiror in its sole discretion) and subject to the proviso to this sentence, and the Company shall waive any of the conditions relating to any Consent Solicitation to be made by the Company (other than the terms and conditions set forth in the proviso to this sentence), as applicable, as may be reasonably requested by Acquiror in writing and shall not, without the written consent of Acquiror, waive any condition to any such Consent Solicitation or make any changes to any such Consent Solicitation other than as consented to or approved by Acquiror; provided that, each such Consent Solicitation shall include the following conditions: (x) such Consent Solicitation shall not conflict with or violate any applicable Laws, (y) the proposed amendments that are the subject of such Consent Solicitation shall only become operative substantially concurrently with the Effective Time (including the obtaining by Acquiror of financing or otherwise having cash sufficient, and providing such amount to the Company, to fund any consent fees and other related fees and expenses) and (z) receipt of the requisite consents in respect of any Consent Solicitation. Subject to the foregoing, the Company shall use its reasonable best efforts to promptly make any change to the terms and conditions of any Consent Solicitation reasonably requested by Acquiror.

(ii) Provided that the requisite consents in respect of any Consent Solicitation have been received with respect to the applicable Company Notes (which may be prior to the Effective Time), the Company shall execute (or cause to be executed) a supplemental indenture to the applicable Company Indenture reflecting the terms of such Consent Solicitation, and shall use commercially reasonable efforts to cause the trustee under such Company Indenture to enter into such supplemental indenture, as the case may be; provided that the proposed amendments therein shall only become operative substantially concurrently with the Effective Time.

(c) The Company shall, and shall cause its Subsidiaries to, and shall use reasonable best efforts to cause its and its Subsidiaries’ respective Representatives to, use its and their respective reasonable best efforts to provide all cooperation reasonably requested by Parent or Acquiror in connection with the commencement and conduct of any Consent Solicitation, or any exchange offer to exchange all or a portion of the Company Notes for securities of Parent (any exchange offer, together with any Consent Solicitation, an “Exchange Offer”), including assistance with the preparation of one or more offering memorandums, offers to purchase and consent solicitation statements, letters of transmittal and consents (if required) and press releases. Any documents (including all amendments or supplements thereto) and all mailings to the holders of the Company Notes in connection with any Consent Solicitation conducted by the Company shall be subject to the prior review of, and comment by, the Company and Acquiror and shall be reasonably acceptable in form and substance to each of them; provided that, for the avoidance of doubt, the terms and conditions of any Consent Solicitation shall be subject to Section 6.14(b) above. If at any time prior to the completion of any Exchange Offer, any information should be discovered by Acquiror or the Company that Acquiror or the Company reasonably believes should be set forth in an amendment or supplement to the documentation relating thereto, so that such documentation shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties hereto, and an appropriate amendment or supplement prepared by Acquiror (or at the reasonable request of Acquiror, prepared by the Company) describing such information (which amendment or supplement shall be reasonably satisfactory in form and substance to Acquiror) shall be disseminated to the holders of the applicable Company Notes.

(d) At or prior to the Effective Time, Acquiror shall provide (or cause to be provided) to the Company funds in an amount equal to the consent fee payable in connection with any Consent Solicitation pursuant to this Section 6.14.

(e) Acquiror shall, promptly upon written request by the Company, (i) reimburse the Company for all reasonable and documented out-of-pocket costs and expenses (including attorneys’ and accountants’ fees, fees of the trustees for the Company Notes and their counsel, and fees of any exchange agents, solicitation agents and other agents and their counsel) incurred by the Company or any of its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.14 and (ii) indemnify, defend and hold harmless the Company and its Subsidiaries and their respective Representatives to the fullest extent permitted by applicable Law from and against any and all Liability suffered, sustained or incurred by, or asserted against, any of them, directly or indirectly relating to, or arising out of, the transactions contemplated by this Section 6.14 and any information used in connection therewith (other than (A) information furnished by or on behalf of the Company or its Subsidiaries expressly for use in connection with any Exchange Offer contemplated by this Section 6.14 or (B) the Willful Breach of the obligations of the Company, its Subsidiaries and their respective Representatives under this Section 6.14 or any fraud, intentional misrepresentation, willful misconduct, bad faith or gross negligence of the Company, its Subsidiaries or their respective Representatives (to the extent determined by a final, non-appealable judgment of a court of competent jurisdiction)).

Section 6.15 Transaction Litigation. In the event that any litigation related to this Agreement, the Merger or the other transactions contemplated hereby is brought by any stockholder or other holder of any Company Securities (whether directly or on behalf of the Company or otherwise) against the Company and/or its directors or officers, the Company shall (i) promptly notify Acquiror of such litigation, (ii) keep Acquiror reasonably informed with respect to the status thereof and (iii) give Acquiror the opportunity to participate, subject to a customary joint defense agreement, in the defense or settlement of any such litigation. Notwithstanding anything to the contrary contained herein, the Company shall not settle or enter into any negotiations for full or partial settlement of any such litigation, including, in each case, any payment of fees, without the prior written consent of Acquiror (which consent shall not be unreasonably conditioned, withheld or delayed); provided, however, that Acquiror shall not be obligated to consent to any settlement that does not include a full release of Acquiror and its Affiliates or that imposes equitable relief upon Acquiror or its Affiliates (including, after the Effective Time, the Company and its Subsidiaries).

Section 6.16 Obligations of Merger Sub and Surviving Corporation. Acquiror shall cause Merger Sub or the Surviving Corporation, as applicable, to perform its obligations under this Agreement, and, prior to the Effective Time, Merger Sub shall not engage in any activities of any nature except as provided in, or contemplated by, this Agreement. Acquiror shall, immediately following the execution and delivery of this Agreement, deliver or cause to be delivered the irrevocable written consent of the sole member of Merger Sub approving and adopting this Agreement in accordance with the DLLCA and the organizational documents of Merger Sub.

Section 6.17 Notification of Certain Matters.

(a) Each of the Company and Acquiror shall promptly notify the other of (i) any written notice or other communication received by such Party (or any of its controlled Affiliates or, to such Party’s knowledge, any of its other Affiliates or Representatives) from any person alleging that the consent of such person is or may be required in connection with the Merger, if the failure to obtain such consent would reasonably be expected to materially affect, impede or impair the consummation of the Merger and (ii) any Legal Proceedings commenced or, to such Party’s knowledge, threatened against, the Company or Acquiror or any of their respective Affiliates, that seek to materially impede or delay the consummation of the Merger, or that make allegations that, if true, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or an Acquiror Material Adverse Effect.

(b) The Company shall promptly notify Acquiror of (i) any inaccuracy of any representation or warranty of the Company contained herein in any material respect at any time during the term hereof and (ii) any failure of the Company (or its Subsidiaries) to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it hereunder, in each case, if and only to the extent that such inaccuracy, or such failure, would reasonably be expected to cause either of the conditions to the obligations of Acquiror and Merger Sub to consummate the transactions contemplated hereby set forth in Section 7.2(a) or Section 7.2(b) to fail to be satisfied. For the avoidance of doubt, the delivery of any notice pursuant to this Section 6.17(a) shall not affect or be deemed to modify any representation or warranty (or cure any inaccuracy thereof) of the Company set forth in this Agreement or the conditions to the obligations of Acquiror and Merger Sub to consummate the transactions contemplated by this Agreement or the remedies available to the Parties hereunder.

(c) Acquiror shall promptly notify the Company of (i) any inaccuracy of any representation or warranty of Acquiror or Merger Sub contained herein in any material respect at any time during the term hereof and (ii) any failure of Acquiror or Merger Sub to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it hereunder, in each case, if and only to the extent that such inaccuracy, or such failure, would reasonably be expected to cause either of the conditions to the obligations of Acquiror and Merger Sub to consummate the transactions contemplated hereby set forth in Section 7.3(a) or Section 7.3(b) to fail to be satisfied. For the avoidance of doubt, the delivery of any notice pursuant to this Section 6.17(c) shall not affect or be deemed to modify any representation or warranty (or cure any inaccuracy thereof) of Acquiror or Merger Sub set forth in this Agreement or the conditions to the obligations of the Company to consummate the transactions contemplated by this Agreement or the remedies available to the Parties hereunder.

Section 6.18 Financing Obligation.

(a) Each of Acquiror and Parent shall, and shall cause their applicable Subsidiaries to, use reasonable best efforts to obtain the Financing on or prior to the Closing Date in an amount, when taken together with available cash on hand and other sources of funds available to Parent and Acquiror to consummate the Merger and the other transactions contemplated by this Agreement, sufficient to pay the Required Amount, including by (i) complying with its obligations under the Debt Financing Commitment Letter, (ii) maintaining in effect the Debt Financing Commitment Letter or the definitive financing agreements related to the Financing (the “Definitive Agreements”) in accordance with the terms and conditions thereof, (iii) negotiating and entering into Definitive Agreements on a timely basis on terms and conditions (including any “market flex” provisions) contained in the Debt Financing Commitment Letter or such other terms and conditions as Parent may determine, so long as such other terms and conditions would not constitute a Prohibited Modification, (iv) enforcing its rights under the Debt Financing Letters or the Definitive Agreements, (v) satisfying, or causing to be satisfied (or, if applicable, obtaining waivers of), on or prior to the Closing Date all conditions applicable to Acquiror, Parent and/or their Subsidiaries contained in the Debt Financing Commitment Letter (or any Definitive Agreements), including the payment of any commitment, engagement or placement fees required as a condition to the initial funding of the Financing and (vi) otherwise taking, or causing to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper and advisable to arrange and obtain the Financing; provided that, notwithstanding anything herein to the contrary, the documentation related to the bridge loan facility contemplated by the Debt Financing Commitment Letter and the funding thereunder shall not be required unless and until necessary to obtain funds sufficient to pay the Required Amount on the Closing Date. Acquiror shall keep the Company informed on a reasonably current basis and in reasonable detail of the status of its efforts to arrange the Financing, including, for the avoidance of doubt, notifying the Company of any reduction in the aggregate principal amount of the Debt Financing in connection with Acquiror or Parent obtaining other Financing in lieu thereof as contemplated by the Debt Financing Commitment Letter and permitted hereby and thereby. Acquiror shall give the Company prompt written notice (A) upon having knowledge of any material violation, material breach or material default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material violation, material breach or material default) by any party to the Debt Financing Commitment Letter or the Definitive Agreements or any early termination of the commitments thereunder (other than any termination in accordance with the terms thereof), (B) of any written notice or other written communication from any Debt Financing Source with respect to any actual or threatened breach, default, termination or repudiation by any party to the Debt Financing Commitment Letter or the Definitive Agreements of any provision thereof or (C) if for any reason Acquiror has determined in good faith that it will not be able to obtain all or any portion of the Debt Financing on the terms contemplated by the Debt Financing Commitment Letter or the Definitive Agreements in an amount sufficient, when taken together with available cash on hand and other sources of funds available to Parent and Acquiror to consummate the Merger and the other transactions contemplated by this Agreement, to pay the Required Amount. As soon as reasonably practicable, Acquiror shall provide any information reasonably requested by the Company relating to any circumstance referred to in clauses (A) through (C) of the immediately preceding sentence.

(b) Neither of Parent nor Acquiror shall, without the prior written consent of the Company, amend, modify, supplement, waive (or otherwise grant consent under) the Debt Financing Commitment Letter (or any Definitive Agreement) or replace (including via the issuance of New Company Notes (as defined in the Debt Financing Commitment Letter as in effect on the date hereof) or the incurrence of a Qualifying Loan Facility (as defined in the Debt Financing Commitment Letter as in effect on the date hereof)) all or any portion of the commitments in respect of the Debt Financing or, if applicable, provided under the Definitive Agreements, in each case, to the extent such amendment, modification, supplement, replacement or waiver would reasonably be expected to (u) reduce the amount of the Debt Financing to an amount that would result in Acquiror having insufficient funds, when taken together with available cash on hand and other sources of funds available to Parent and Acquiror to consummate the Merger or the other transactions contemplated by this Agreement, to pay the Required Amount, (v) otherwise adversely affect the ability of Acquiror to consummate the transactions contemplated by this Agreement on the Closing Date, including the ability to pay the Required Amount in full, (w)(i) impose new or additional conditions precedent to the initial funding of the Debt Financing other than as contemplated by the Debt Financing Commitment Letter (as in effect on the date hereof) (or the Definitive Agreements, as applicable) or (ii) otherwise modify the conditions precedent to the initial funding of the Debt Financing (as in effect on the date hereof) in a manner reasonably expected to delay, prevent or impede the funding of the Debt Financing (or satisfaction of the conditions precedent to the Debt Financing) on the Closing Date or make such funding materially less likely to occur, (x) delay in any material respect the Closing, (y) adversely affect the termination provisions of the Debt Financing Commitment Letter (or the Definitive Agreements, as applicable) or (z) adversely affect the ability of Acquiror to enforce its rights against the other parties to the Debt Financing Commitment Letter (or the Definitive Agreements, as applicable) (clauses (u) through (z), “Prohibited Modifications”); provided, however, subject to compliance with the other provisions of Section 6.18, Parent and Acquiror may amend, modify, supplement or waive any provision of the Debt Financing Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or similar entities that have not executed the Debt Financing Commitment Letter as of the date hereof, in each case, as contemplated by the Debt Financing Commitment Letter on the date hereof. As soon as reasonably practicable, Acquiror will provide the Company with true, correct and complete executed copies of any amendment or supplement to, or modification of or waiver under, the Debt Financing Letters (it being agreed that copies of any fee letters may be delivered in redacted form removing only the fee amounts, pricing terms, pricing caps, “market flex” provisions and other economic terms therein). Notwithstanding anything to the contrary in the foregoing, to the extent that the Debt Financing contemplated by the Debt Financing Commitment Letter is replaced in whole or in part by the incurrence of a Qualifying Loan Facility (as defined in the Debt Financing Commitment Letter as in effect on the date hereof), the parties hereto acknowledge and agree that the definitive documentation with respect to such Qualifying Loan Facility shall constitute Definitive Agreements and such Qualifying Loan Facility shall constitute a Debt Financing for purposes of, and shall be subject to the provisions of, this Section 6.18(b) and Section 6.18(c).

(c) If all or any portion of the Debt Financing becomes unavailable on the terms and conditions of the Debt Financing Commitment Letter (except in accordance with its terms) (including the “market flex” provisions thereof), Acquiror shall (i) notify as soon as reasonably practicable (and in any event within three (3) Business Days) the Company of such event and (ii) use its reasonable best efforts to obtain, on or prior to the Closing Date, the alternative financing from the same or alternative sources, which may include one or more of a loan financing, an offering and sale of notes, or any other financing or offer and sale of other debt securities, or any combination thereof, in an amount sufficient, when added to any portion of the Debt Financing that is and will be available and cash on hand and other sources of available funds, to pay in cash the Required Amount on terms and conditions that would not constitute a Prohibited Modification; provided that nothing contained in this Section 6.18 shall require, and in no event shall the “reasonable best efforts” of Parent, Acquiror or any of their Subsidiaries be deemed or construed to require, Parent, Acquiror or any such Subsidiary to seek or accept such alternative financing on terms materially less favorable in the aggregate than the terms and conditions described in the Debt Financing Commitment Letter (including the exercise of “market flex” provisions) as in effect on the date of this Agreement, as determined in the reasonable judgment of Acquiror. In such event, the term “Debt Financing” as used in this Agreement shall be deemed to include any such alternative debt financing, and the term “Debt Financing Commitment Letter” as used in this Agreement shall be deemed to include any commitment letter entered into in respect of any such alternative debt financing.

(d) Acquiror expressly acknowledges and agrees that (i) obtaining the Debt Financing is not a condition to the Closing and (ii) notwithstanding anything contained in this Agreement to the contrary, Acquiror’s obligations hereunder are not conditioned in any manner upon Acquiror obtaining the Debt Financing, or any other financing.

ARTICLE VII

CONDITIONS TO CONSUMMATION OF THE MERGER

Section 7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each Party to effect the Merger shall be subject to the fulfillment (or waiver by each of the Company and Acquiror, to the extent not prohibited under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) No Legal Prohibition. No Order by any Governmental Entity of competent jurisdiction shall have been entered and shall continue to be in effect, and no Law shall have been adopted or be effective, in each case that temporarily or permanently prohibits, enjoins or makes illegal the consummation of the Merger (any of the foregoing, a “Legal Restraint”).

(c) Regulatory Approval. (i) The waiting period (and any extension thereof, including any timing agreement entered into with the relevant Governmental Entity) applicable to the Merger under the HSR Act shall have expired or been terminated; and (ii) all other clearances or approvals under applicable Antitrust Laws in the jurisdictions set forth on Section 7.1(c) of the Company Disclosure Schedule (collectively, “Regulatory Approvals”), shall have been obtained, or are deemed obtained, or the respective authority concluded in writing that the transactions contemplated hereby are not subject to its jurisdiction.

Section 7.2 Conditions to Obligations of Acquiror and Merger Sub. The respective obligations of Acquiror and Merger Sub to effect the Merger shall be subject to the fulfillment (or waiver by Acquiror, to the extent not prohibited under applicable Law) on or prior to the Closing Date of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of the Company set forth in (i) Article IV (other than in the Company Fundamental Representations, Section 4.2(a) (Capital Stock) and Section 4.12(b) (Absence of Certain Changes or Events)) shall be true and correct both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, other than for failures to be so true and correct (without regard to materiality, Company Material Adverse Effect and similar qualifiers contained in such representations and warranties) that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (ii) the Company Fundamental Representations shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date; (iii) Section 4.2(a) (Capital Stock) shall be true and correct both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except for any de minimis inaccuracies and (iv) Section 4.12(b) (Absence of Certain Changes or Events) shall be true and correct at and as of the date of this Agreement; provided that, in the case of clauses (i), (ii) and (iii) above, representations and warranties that are made as of a particular date or period need be true and correct (in the manner set forth in clauses (i), (ii) and (iii) above, as applicable) only as of such date or period.

(b) Performance of Obligations of the Company. The Company shall have performed or complied with in all material respects all covenants required by the Agreement to be performed or complied with by it prior to the Closing.

(c) No Company Material Adverse Effect. No Company Material Adverse Effect shall have arisen or occurred following the date of this Agreement that is continuing.

(d) Closing Certificate. The Company shall have delivered to Acquiror a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or another senior officer, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

(e) Burdensome Condition. (i) No Burdensome Condition shall be a condition to receipt of any Regulatory Approval, (ii) there shall not be in effect at or upon the Closing any Order or Law resulting, individually or in the aggregate, in a Burdensome Condition and (iii) no Regulatory Approval shall contain, include or impose any Burdensome Condition.

(f) Closing Tax Opinion. Acquiror shall have received the opinion of Acquiror Tax Counsel, addressed to Acquiror and dated as of the Closing Date, in form and substance reasonably satisfactory to Acquiror, to the effect that, based upon the Closing Tax Opinion Representation Letters and any other facts, assumptions and representations set forth or referred to in such opinion, and subject to such qualifications and limitations as may be set forth in such opinion, for U.S. federal income Tax purposes, the Merger contemplated by this Agreement will not affect the qualification of (i) the Contribution and Distribution as a transaction qualifying for non-recognition of gain or loss to the Company pursuant to Sections 368, 355 and 361 of the Code, and (ii) the Distribution as a transaction qualifying for non-recognition of income, gain, or loss to the Company’s stockholders pursuant to Section 355 of the Code, except to the extent of cash received in lieu of fractional shares (the “Closing Tax Opinion”). Notwithstanding the foregoing, this Section 7.2(f) shall not apply (and will not be a condition to the obligations of Acquiror and Merger Sub to effect the Merger) if Acquiror Tax Counsel determines that it cannot render the Closing Tax Opinion, for reasons other than as a result of material changes in (x) Law or (y) facts, as set forth in either the Company Signing Tax Opinion Representation Letter or the Acquiror Signing Tax Opinion Representation Letter, since the date hereof.

Section 7.3 Conditions to Obligations of the Company. The obligations of the Company to effect the Merger shall be subject to the fulfillment (or waiver by the Company, to the extent permissible under applicable Law) on or prior to the Closing Date of the following additional conditions:

(a) Representations and Warranties. The representations and warranties of Acquiror set forth in (i) Article V (other than in Section 5.1 (Organization) and Section 5.2 (Corporate Authority Relative to this Agreement; No Violation) (other than Section 5.2(c)(ii))) shall be true and correct both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, other than for failures to be so true and correct (without regard to materiality, Acquiror Material Adverse Effect and similar qualifiers contained in such representations and warranties) that would not, individually or in the aggregate, reasonably be expected to have an Acquiror Material Adverse Effect and (ii) Section 5.1 (Organization) and Section 5.2 (Corporate Authority Relative to this Agreement; No Violation) (other than Section 5.2(c)(ii)) shall be true and correct in all material respects both at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date; provided that representations and warranties that are made as of a particular date or period need be true and correct (in the manner set forth in clauses (i) and (ii), as applicable) only as of such date or period.

(b) Performance of Obligations of Acquiror and Merger Sub. Each of Acquiror and Merger Sub shall have performed or complied with in all material respects all covenants required by the Agreement to be performed or complied with by it prior to the Closing.

(c) Closing Certificate. Acquiror shall have delivered to the Company a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or another senior officer, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

TERMINATION

Section 8.1 Termination or Abandonment. Anything in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, as follows:

(a) by the mutual written consent of the Company and Acquiror;

(b) by either the Company or Acquiror, if the Effective Time shall not have occurred on or prior to August 13, 2025 (the “Outside Date”); provided that if on August 13, 2025 all of the conditions to Closing, other than the conditions set forth in Section 7.1(b), Section 7.1(c) and Section 7.2(e) (in each case, as it relates to an Antitrust Law), shall have been satisfied or shall be capable of being satisfied at such time, the Outside Date shall be automatically extended by six (6) months (and all references to the Outside Date herein shall be as so extended); provided, further, that if on such extended Outside Date all of the conditions to Closing, other than the conditions set forth in Section 7.1(b), Section 7.1(c) and Section 7.2(e) (in each case, as it relates to an Antitrust Law), shall have been satisfied or shall be capable of being satisfied at such time, the Outside Date will again be extended by six (6) months (and all references to the Outside Date herein shall be as so extended); provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to a Party if the failure of the Closing to have occurred on or before the Outside Date was primarily due to the failure of such Party to perform any of its obligations under this Agreement (which failure constitutes a material breach of this Agreement);

(c) by either the Company or Acquiror if, prior to the Effective Time, any Legal Restraint permanently restraining, enjoining or otherwise prohibiting or making illegal the Merger or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable; provided that the Party seeking to terminate this Agreement pursuant to this Section 8.1(c) shall have complied in all material respects with its obligations under Section 6.5 to contest, appeal and remove such Legal Restraint; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to a Party if the issuance of the Legal Restraint or the occurrence of any such other action was primarily due to the failure of such Party to perform any of its obligations under this Agreement (which failure constitutes a material breach of this Agreement);

(d) by either the Company or Acquiror, if the Company Stockholder Approval shall not have been obtained at the Company Special Meeting (or any adjournment or postponement thereof) at which a vote was taken on the matter;

(e) by the Company if (i) Acquiror or Merger Sub has breached any representation, warranty, covenant or other agreement contained in this Agreement, which breach would result in the conditions in Section 7.3(a) or Section 7.3(b) not being satisfied and (ii) which breach, failure to perform or inaccuracy (A) is either not curable or (B) if capable of being cured, is not cured by the earlier of (I) the Outside Date and (II) the date that is twenty (20) Business Days following written notice from the Company to Acquiror; provided, however, that the right to terminate the Agreement pursuant to this Section 8.1(e) shall not be available to the Company if it is then in breach of any representations, warranties, covenants or agreements under this Agreement (which breach would result in the conditions set forth in Section 7.2(a) or Section 7.2(b) not being satisfied);

(f) by Acquiror (i) if the Company has breached any representation, warranty, covenant or other agreement contained in this Agreement (other than an intentional and material breach of Section 6.3), which breach would result in the conditions in Section 7.2(a) or Section 7.2(b) not being satisfied and (ii) which breach, failure to perform or inaccuracy (A) is either not curable or (B) if capable of being cured, is not cured by the earlier of (I) the Outside Date and (II) the date that is twenty (20) Business Days following written notice from Acquiror to the Company; provided, however, that the right to terminate the Agreement pursuant to this Section 8.1(f) shall not be available to the Acquiror if it is then in breach of any representations, warranties, covenants or agreements under this Agreement (which breach would result in the conditions set forth in Section 7.3(a) or Section 7.3(b) not being satisfied);

(g) by the Company, prior to receipt of the Company Stockholder Approval, in order to substantially concurrently with such termination enter into a definitive agreement relating to a Company Superior Proposal to the extent permitted by and subject to the terms of Section 6.3(f) so long as the Company pays, or causes to be paid, to Acquiror the Termination Fee pursuant to Section 8.3(c) prior to or concurrently with, and as a condition to the effectiveness of, such termination; or

(h) by Acquiror, (i) at any time following an Adverse Recommendation Change or (ii) if the Company shall have intentionally and materially breached Section 6.3; provided that Acquiror’s right to terminate this Agreement pursuant to this Section 8.1(h) shall expire upon receipt of the Company Stockholder Approval.

The Party seeking to terminate this Agreement pursuant to this Section 8.1 shall give written notice of such termination to the other Parties in accordance with Section 9.7, specifying the provision of this Agreement pursuant to which such termination is effected.

Section 8.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall terminate (except that the Confidentiality Agreement, the Clean Room Agreement and the provisions of this Section 8.2, Section 8.3 and Article IX shall survive any termination), and there shall be no other Liability on the part of the Company, on the one hand, or Acquiror or Merger Sub, on the other hand, to the other except (a) as provided in Section 8.3 or (b) Liability arising out of or resulting from fraud or any Willful Breach of any provision of this Agreement occurring prior to termination (in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity, including for the avoidance of doubt, in the case of the Company, damages based on the loss of premium offered to each holder of Company Common Stock, which the Company shall be entitled to retain).

Section 8.3 Termination Fees and Remedies.

(a) If (i) (A) Acquiror or the Company terminates this Agreement pursuant to Section 8.1(b) and the Company Stockholder Approval shall not have been obtained, (B) Acquiror or the Company terminates this Agreement pursuant to Section 8.1(d) or (C) Acquiror terminates this Agreement pursuant to Section 8.1(f) (or this Agreement is terminated under any other provision of Section 8.1, and at such time could have been terminated as described in clause (A), (B) or (C)), (ii) a Company Takeover Proposal shall have been made or publicly made known after the date of this Agreement and not, as applicable, (x) in the case of a Company Takeover Proposal that has not been publicly made known after the date of this Agreement, withdrawn in writing in good faith (with a copy of such written withdrawal having been delivered to Acquiror), or (y) in the case of a proposal made known publicly, publicly withdrawn, in each case ((x) and (y)), prior to such termination (in the case of a termination pursuant to Section 8.1(b) or Section 8.1(f)) or the later of the Company Special Meeting and any postponement or adjournment thereof (in the case of a termination pursuant to Section 8.1(d)) and (iii) at any time on or prior to the first (1st) anniversary of such termination, the Company or any of its Subsidiaries enters into a definitive agreement with respect to, or consummates, any

Company Takeover Proposal (provided that references in the definition of “Company Takeover Proposal” to twenty percent (20%) shall be deemed to be fifty percent (50%)) with any person (a “Company Takeover Transaction”), the Company shall pay or cause to be paid to Acquiror or its designee the Termination Fee, by wire transfer (to an account designated by Acquiror) in immediately available funds, upon the earlier of entering into such definitive agreement with respect to any Company Takeover Transaction and the consummation of any Company Takeover Transaction.

(b) If Acquiror terminates this Agreement pursuant to Section 8.1(h), the Company shall pay or cause to be paid to Acquiror or its designee the Termination Fee, by wire transfer (to an account designated by Acquiror) in immediately available funds, within three (3) Business Days after such termination.

(c) If this Agreement is terminated by the Company pursuant to Section 8.1(g), the Company shall pay or cause to be paid to Acquiror or its designee the Termination Fee, by wire transfer (to an account designated by Acquiror) in immediately available funds, prior to or concurrently with, and as a condition to the effectiveness of, such termination.

(d) “Termination Fee” shall mean a cash amount equal to eight hundred million dollars ($800,000,000). Anything to the contrary in this Agreement notwithstanding, if the Termination Fee shall become due and payable in accordance with this Section 8.3, from and after such termination and payment of the Termination Fee in full pursuant to and in accordance with this Section 8.3, the Company shall have no further Liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than as provided under this Section 8.3 except in the case of fraud or Willful Breach and Acquiror agrees, on behalf of itself and its Affiliates and their respective Representatives, that, following payment by the Company to Acquiror of the Termination Fee, no person shall be entitled to bring or maintain any Legal Proceeding against the Company or any of its Affiliates or any of their respective Representatives relating to, or arising out of, this Agreement, any of the transactions contemplated hereby or any matter forming the basis of this Agreement’s termination, except in each case for fraud or Willful Breach. In no event shall Acquiror or its designee be entitled to more than one (1) payment of the Termination Fee in connection with a termination of this Agreement pursuant to which such Termination Fee is payable.

(e) If this Agreement is terminated by (i) either Acquiror or the Company pursuant to Section 8.1(b) and at the time of such termination any of the conditions to the Closing set forth in Section 7.1(c), Section 7.1(b) (solely as a result of a Legal Restraint in respect of an Antitrust Law issued or entered after the date of this Agreement) or Section 7.2(e) shall not have been fulfilled (or waived to the extent permissible under applicable Law) but all other conditions to the Closing set forth in Article VII either have been waived or fulfilled or would be fulfilled if the Closing were to occur on such date or (ii) either Acquiror or the Company pursuant to Section 8.1(c) (solely as a result of a final and non-appealable Legal Restraint in respect of an Antitrust Law issued or entered after the date of this Agreement), the Company shall become entitled to a cash amount equal to one billion two hundred fifty million dollars ($1,250,000,000), which shall be paid, or caused to be paid, by Acquiror to the Company or its designee, by wire transfer (to an account designated by the Company) in immediately available funds, within three (3) Business Days after the applicable termination (“Reverse Termination Fee”).

(f) Anything to the contrary in this Agreement notwithstanding, if the Reverse Termination Fee shall become due in accordance with this Section 8.3, from and after such termination and payment of the Reverse Termination Fee in full pursuant to and in accordance with this Section 8.3, none of Parent, Acquiror or Merger Sub shall have any further Liability of any kind for any reason in connection with this Agreement or the termination contemplated hereby other than as provided under this Section 8.3, except in the case of fraud or Willful Breach and the Company agrees, on behalf of itself and its Affiliates and their respective Representatives, that, following payment by Acquiror to the Company of the Reverse Termination Fee, no person shall be entitled to bring or maintain any Legal Proceeding against Acquiror or any of its Affiliates or any of their respective Representatives relating to, or arising out of, this Agreement, any of the transactions contemplated hereby or any matter forming the basis of this Agreement’s termination, except in each case for fraud or Willful Breach. In no event shall the Company or its designee be entitled to more than one (1) payment of the Reverse Termination Fee in connection with a termination of this Agreement pursuant to which such Reverse Termination Fee is payable.

(g) Each of the Parties hereto acknowledges that the payment of the Termination Fee or the Reverse Termination Fee, as applicable, is not intended to be a penalty, but rather is a reasonable amount that will compensate the other Party in the circumstances in which the Termination Fee or Reverse Termination Fee, as applicable, is due and payable, and which do not involve fraud or Willful Breach of this Agreement, for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. Each of the Company and Acquiror acknowledges that the agreements contained in this Section 8.3 are an integral part of the Merger, and that, without these agreements, the other Party would not enter into this Agreement. Accordingly, if a Party fails to pay in a timely manner any amount due pursuant to this Section 8.3, then (i) such Party shall reimburse the payee Party or its designee for all reasonable costs and expenses (including reasonable disbursements and fees of outside legal counsel) incurred in the collection of such overdue amount, including in connection with any related claims, actions or proceedings commenced with respect thereto and (ii) such Party shall pay to the payee Party or its designee interest on such amount from and including the date payment of such amount was due but excluding the date of actual payment at the prime rate set forth in The Wall Street Journal in effect on the date such payment was required to be made plus two percent (2.00%).

ARTICLE IX

MISCELLANEOUS

Section 9.1 No Survival. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger, except for covenants and agreements which contemplate performance after the Effective Time or otherwise expressly by their terms survive the Effective Time (including, for the avoidance of doubt, Section 6.9 (Indemnification and Insurance)).

Section 9.2 Expenses. Except as set forth in Section 6.5(b), Section 6.13, Section 6.14 and Section 8.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the other transactions contemplated by this Agreement shall be paid by the Party incurring or required to incur such expenses.

Section 9.3 Counterparts; Effectiveness. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy, electronic delivery or otherwise) to the other Parties. Signatures to this Agreement transmitted by electronic mail in “portable document format” form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

Section 9.4 Governing Law. This Agreement, and all claims or causes of action (whether at law, in Contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 9.5 Jurisdiction; Specific Enforcement.

(a) Each of the Parties hereto (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (the “Chosen Courts”), with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, including the Merger, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement, including the Merger, in any court other than any such Chosen Court. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any Legal Proceeding arising out of this Agreement or the transactions contemplated hereby in the Chosen Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such Chosen Court that any such Legal Proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Each of the Parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.7 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby, including the Merger.

(b) The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the courts designated in Section 9.5(a) without proof of actual damages, and all such rights and remedies at law or in equity shall be cumulative, except as may be limited by Section 8.3. Nothing contained in this Section 9.5(b) shall be deemed to be an election of remedies. The Parties further agree that no Party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.5; and each Party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each Party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by any other Party and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the terms, provisions, covenants and obligations of this Agreement.

Section 9.6 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, INCLUDING THE MERGER. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.7 Notices. All notices and other communications hereunder shall be in writing in one of the following formats and shall be deemed given (a) upon actual delivery if personally delivered to the Party to be notified; (b) when sent if sent by email to the Party to be notified (with notice deemed given upon transmission; provided that no “bounceback” or notice of non-delivery is received); or (c) when delivered if sent by a courier (with confirmation of delivery); in each case to the Party to be notified at the following address:

If to Acquiror, Parent or Merger Sub, to:

c/o Mars, Incorporated

6885 Elm Street

McLean, VA, 22101

Attention: Peter Seka, General Counsel, Corporate Development

Email:    [***]

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

(212) 735-3000

Attention: Howard Ellin

Neil Stronski

June Dipchand

Email:    [***]

If to the Company, to:

Kellanova

One Kellogg Square

Battle Creek, MI 49017

Attention: Todd Haigh,

Senior Vice President, Chief

Legal Officer

Email:    [***]

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Eric Schiele

Allison Wein

Emily Lichtenheld

Email:    [***]

or to such other address as any Party shall specify by written notice so given. Any Party to this Agreement may notify any other Party of any changes to the address or any of the other details specified in this paragraph; provided that such notification shall only be effective on the date specified in such notice or three (3) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

Section 9.8 Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by any of the Parties hereto without the prior written consent of the other Parties; provided that each of Merger Sub and Acquiror may assign any of their rights hereunder to a wholly owned direct or indirect Subsidiary of Parent upon prior written notice to the Company, but no such assignment shall relieve Parent, Acquiror or Merger Sub of any of its obligations hereunder. Subject to the first sentence of this Section 9.8, this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. Any purported assignment not permitted under this Section 9.8 shall be null and void.

Section 9.9 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

Section 9.10 Entire Agreement. This Agreement together with the exhibits hereto, schedules hereto, the Confidentiality Agreement and the Clean Room Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof, and this Agreement is not intended to grant standing to any person other than the Parties hereto. Notwithstanding anything in this Agreement to the contrary, the Parties hereto acknowledge and agree that the Company Disclosure Schedule is not incorporated by reference into, and shall not be deemed to constitute a part of, this Agreement or the “agreement of merger” for purposes of Section 251 of the DGCL, but shall have the effects provided in this Agreement.

Section 9.11 Amendments; Waivers. At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Acquiror, and Merger Sub; provided that, without the further approval of the stockholders of the Company and the sole member of Merger Sub, no such amendment or waiver shall be made or given after the Company Stockholder Approval that requires the approval of the stockholders of the Company or the sole member of Merger Sub under the DGCL or DLLCA, as applicable, unless the required further approval is obtained. At any time and from time to time prior to the Effective Time, either the Company, on the one hand, or Acquiror and Merger Sub, on the other hand, may, to the extent not prohibited by applicable Law and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of Acquiror or Merger Sub, in the case of an extension by the Company, or of the Company, in the case of an extension by Acquiror and Merger Sub, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of any such Party contained herein. The foregoing notwithstanding, no failure or delay by any Party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 9.12 Headings. Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.13 No Third-Party Beneficiaries. Except for (a) the right of the Company Indemnified Parties to enforce the provisions of Section 6.9 (Indemnification and Insurance), (b) at and after the Effective Time, the rights of the holders of shares of Company Common Stock to receive the Merger Consideration in accordance with the terms and conditions of this Agreement and any dividends or other distributions declared in accordance with the terms of Section 6.1 with a record date prior to the Effective Time to which holders of shares of Company Common Stock as of such record date become entitled and that remain unpaid as of the Effective Time, (c) at and after the Effective Time, the rights of the holders of Company Options, Company Restricted Stock Units, Company Deferred Stock Units and Company Performance Stock Units to receive the payments contemplated by the applicable provisions of Section 3.3, in each case in accordance with the terms and conditions of this Agreement and (d) the rights of the Debt Financing Sources contemplated by Section 9.16, each of Acquiror, Merger Sub and the Company agrees that (i) their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other Party hereto, in accordance with and subject to the terms of this Agreement, and (ii) this Agreement is not intended to, and does not, confer upon any person other than the Parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

Section 9.14 Interpretation.

(a) It is understood and agreed that the specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Company Disclosure Schedule is not intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Schedule in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this Agreement or included in the Company Disclosure Schedule is or is not material for purposes of this Agreement.

(b) For the purposes of this Agreement, (i) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; (ii) references to the terms Article, Section, paragraph, Exhibit and Schedule are references to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; (iv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; (vii) the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; (viii) references to “written” or “in writing” include in electronic form; (ix) provisions shall apply, when appropriate, to successive events and transactions; (x) a reference to any person includes such person’s successors and permitted assigns; (xi) references to “$” shall mean U.S. dollars; (xii) any reference to “days” means calendar days unless Business Days are expressly specified; (xiii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following

Business Day; (xiv) references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and (xv) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Each of the Parties has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

Section 9.15 Guaranty.

(a) Parent, in order to induce the Company to execute and deliver this Agreement, hereby absolutely, unconditionally and irrevocably guarantees, as principal and not merely as surety (the “Guaranty”), to the Company, the Surviving Corporation and their successors and assigns, with respect to each and every covenant, agreement and other obligation of Acquiror and Merger Sub, including the due, punctual and full payment and performance of Acquiror’s and Merger Sub’s (including their permitted designees’ and assigns’) obligations hereunder when due (and including, for the avoidance of doubt, in connection with any breach of any of Acquiror’s and Merger Sub’s representations, warranties or covenants herein) (the “Guaranteed Obligations ”), subject to any and all limitations on Acquiror’s and Merger Sub’s covenants, agreements and other obligations hereunder. Any breach or nonperformance of any such obligations of Acquiror or Merger Sub (or any of their successors or assigns) shall also be deemed to be a default of Parent. So long as this Section 9.15 is in effect, Parent shall not exercise any right or remedy arising by reason of its performance of the Guaranty (subject to any and all limitations on Acquiror’s and Merger Sub’s covenants, agreements and other obligations hereunder), whether by subrogation, reimbursement, indemnification, contribution or otherwise, against the Company, the Surviving Corporation or their successors and assigns or any express intended third party beneficiary described in Section 9.13 of any Guaranteed Obligations, or any other guarantor of the Guaranteed Obligations or any security therefor.

(b) This Guaranty is a guarantee of payment and performance, and not of collection, and Parent acknowledges and agrees that this Guaranty is full and unconditional, and no release or extinguishment of Acquiror’s and/or Merger Sub’s and/or their respective designees’ or assigns’ Liabilities (other than in accordance with the terms of this Agreement), whether by decree in any bankruptcy proceeding or otherwise, will affect the continuing validity and enforceability of this Guaranty. Parent hereby waives (i) any right to require the Company, as a condition of payment or performance by Parent of any obligations of Acquiror or Merger Sub hereunder, to proceed against Acquiror or Merger Sub or pursue any other remedy whatsoever in the event that Acquiror or Merger Sub fails to perform its obligations hereunder or that any other action be taken or not taken as a condition to Parent’s liability for the Guaranteed Obligations or as a condition to the enforcement of this Agreement or the Guaranteed Obligations against Parent, and (ii) to the fullest extent permitted by applicable Law, any defenses or benefits that may be derived from or afforded by Law which limit the liability of or exonerate guarantors or sureties. If and whenever Acquiror or Merger Sub defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, Parent shall, subject to any and all limitations on Acquiror’s and Merger Sub’s covenants, agreements and other obligations hereunder, as soon as reasonably practicable following demand, unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits are conferred on the Company, the Surviving Corporation, their successors and assigns and any third party beneficiary as such person would have received if the Guaranteed Obligations had been duly performed and satisfied by Acquiror and Merger Sub.

(c) Parent represents and warrants to the Company that (i) Parent is a Delaware corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority necessary to execute and deliver this Guaranty and to perform its obligations hereunder, (ii) the execution, delivery and performance by Parent of this Guaranty have been approved by all requisite corporate action and, assuming the due authorization, execution and delivery of this Agreement by the Company, the execution and delivery of this Guaranty by Parent constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, (iii) no other action on the part of Parent or any holder of capital stock of, or other equity or voting interest in, Parent is necessary to authorize the execution, delivery and performance by Parent of this Guaranty, (iv) Parent will have as of the Closing available funds sufficient to perform its obligations under this Section 9.15. Except for the representations and warranties of Parent expressly set forth in this Section 9.15(c) and of Acquiror and Merger Sub expressly set forth in Article V, or in a certificate delivered pursuant to this Agreement, none of Parent, Acquiror, Merger Sub or any other person on behalf of Parent, Acquiror or Merger Sub makes any express or implied representation or warranty with respect to Parent, Acquiror, Merger Sub or with respect to any other information provided to the Company or any of its Affiliates in connection with the transactions contemplated hereby.

(d) Without limiting in any way the foregoing Guaranty, but subject in all respects to any and all limitations on Acquiror’s and Merger Sub’s covenants, agreements and other obligations hereunder, Parent agrees to cause, and to take all actions to enable, Acquiror and Merger Sub to adhere to each provision of the Agreement which requires an act or omission on the part of Acquiror or Merger Sub or any of their respective Affiliates to cause or enable Acquiror and Merger Sub to comply with their respective obligations under this Agreement.

(e) This Guaranty is to be a continuing guaranty and accordingly is to remain in force until all Guaranteed Obligations have been performed or satisfied. This Guaranty is in addition to and without prejudice to and not in substitution for any rights that the Company, the Surviving Corporation, their successors and assigns and any third-party beneficiary may now or in future have or hold for the performance and observance of the Guaranteed Obligations. The Guaranteed Obligations shall be discharged as a result of (i) indefeasible payment and performance in full of the Guaranteed Obligations in accordance with the terms of this Agreement, or (ii) those defenses to the payment of the Guaranteed Obligations that Acquiror or Merger Sub has under the specific terms of this Agreement.

(f) As a separate and independent stipulation, Parent acknowledges, confirms and agrees that any of the Guaranteed Obligations (including any monies payable) that is or becomes unenforceable against, or not capable of recovery from, Acquiror or Merger Sub by reason of any legal limitation, disability or incapacity on or of Acquiror or Merger Sub or any other fact or circumstances (other than any limitation imposed by this Agreement) shall nevertheless be enforceable against and recoverable from Parent as though the same had been incurred by Parent and Parent was the sole or principal obligor in respect of that Guaranteed Obligation. Without limiting the generality of the foregoing, (i) Parent hereby waives: (A) notice of acceptance of this Guaranty, and of the creation or existence of any of the Guaranteed Obligations and of any action by the Company in reliance hereon or in connection herewith; and (B) presentment, demand for payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Guaranteed Obligations; and (ii) the liability of Parent under this Agreement and the Guaranty shall be irrevocable and enforceable irrespective of (subject to any and all limitations on Acquiror’s and Merger Sub’s covenants, agreements and other obligations hereunder): (A) any change in the time, manner, terms, place of payment, or in any other term of all or any of the Guaranteed Obligations, or any other document executed in connection therewith; (B) any release, amendment, waiver, or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (C) failure, omission, delay, waiver, or refusal by the Company, the Surviving Corporation, their successors and assigns and any third-party beneficiary to exercise, in whole or in part, any right or remedy held by such person with respect to the Guaranteed Obligations unless and to the extent Parent is actually and materially prejudiced by such failure, omission, delay, waiver, or refusal; and (D) any change in the existence, structure, or ownership of Parent, Acquiror or Merger Sub, or any insolvency, bankruptcy, reorganization, or other similar proceeding.

(g) Notwithstanding anything to the contrary set forth herein, the Company hereby acknowledges and agrees that (i) no recourse hereunder may be had against any Representative or stockholders of Parent, whether by or through attempted piercing of the corporate veil or otherwise, by the enforcement of any judgment or assessment or by any legal or equitable Legal Proceeding, by virtue of any Law, or otherwise, and (ii) no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any Representative or stockholders of Parent under this Section 9.15 or for any claim based on, in respect of or by reason of the Guaranteed Obligations. The Company acknowledges and agrees that Parent is agreeing to enter into this Section 9.15 in reliance on the provisions set forth in this Section 9.15(g) and that this Section 9.15(g) shall survive the termination of this Agreement. For the avoidance of doubt, in no event shall the potential liability of Parent in connection with this Agreement or the transactions contemplated hereby exceed that of Acquiror in connection with this Agreement or the Merger and the transaction contemplated hereby.

(h) The provisions of Section 9.1 (No Survival), Section 9.2 (Expenses), Section 9.3 (Counterparts; Effectiveness), Section 9.4 (Governing Law), Section 9.5 (Jurisdiction; Specific Enforcement), Section 9.6 (Waiver of Jury Trial), Section 9.7 (Notices), Section 9.8 (Assignment; Binding Effect), Section 9.9 (Severability), Section 9.10 (Entire Agreement), Section 9.11 (Amendments; Waivers), Section 9.12 (Headings), Section 9.13 (No Third-Party Beneficiaries), Section 9.14 (Interpretation) and Section 9.16 (Financing Parties) of this Agreement will be deemed to be applicable to this Section 9.15, and for the purposes of such Sections, Parent shall be considered a “Party”.

Section 9.16 Financing Parties. Notwithstanding anything in this Agreement to the contrary, each of the Parties to this Agreement, on behalf of itself and each of its Affiliates, hereby (a) agrees that it will not bring or support any action, cause of action, claim, suit, litigation, cross-claim or third-party claim or any proceeding, whether in law or in equity, whether in contract or in tort or otherwise against any Debt Financing Source, arising out of or relating to, this Agreement, the Financing or any of the agreements (including the Debt Financing Letters and definitive debt financing agreements) entered into in connection with the Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than exclusively in the United States District Court for the Southern District of New York sitting in the County of New York, New York (and appellate courts thereof) or if such court does not have subject matter jurisdiction, the Supreme Court of the State of New York, County of New York, and irrevocably submits itself and its property with respect to any such proceeding to the exclusive jurisdiction of such courts, and irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such proceeding in such courts, (b) agrees that any such proceeding shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), (c) agrees that service of process upon such person in any such proceeding shall be effective if notice is given in accordance with Section 9.7, (d) agrees that notwithstanding anything to the contrary contained herein, none of the Company, any of its Affiliates or any of their respective stockholders, partners, members, officers, directors, employees, controlling persons, agents and Representatives shall have any rights or claims against any Debt Financing Source relating to or arising out of this Agreement, the Financing, the Debt Financing Letters, any definitive debt financing agreement or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether at law or equity, in contract, in tort or otherwise, (e) KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TRIAL BY JURY IN ANY PROCEEDING BROUGHT AGAINST ANY DEBT FINANCING SOURCE IN ANY WAY ARISING OUT OF OR RELATING TO, THIS AGREEMENT, THE FINANCING, THE DEBT FINANCING LETTERS, ANY DEFINITIVE DEBT FINANCING AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PERFORMANCE OF ANY SERVICES THEREUNDER and (f) agrees that the Debt Financing Sources are express third-party beneficiaries of, and may enforce, any of the provisions herein reflecting the foregoing agreements in this Section 9.16 (and such provisions (and the definitions used in such provisions (as used in such provisions)) shall not be amended, modified, waived or terminated in any respect that is adverse in any material respect to the Debt Financing Sources without the prior written consent of the applicable Debt Financing Sources (and any such amendment, modification, waiver or termination without such prior written consent shall be null and void)). This Section 9.16 shall not limit the rights of the parties to the Financing under the Debt Financing Letters or other definitive debt financing agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

KELLANOVA

By:	/s/ Steve Cahillane
Name: Steve Cahillane
Title: Chairman, President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

ACQUIROR 10VB8, LLC

By:	/s/ Peter Seka
Name: Peter Seka
Title: Authorized Signatory

By:	/s/ Jean-Christophe Roux
Name: Jean-Christophe Roux
Title: Authorized Signatory

MERGER SUB 10VB8, LLC

By:	/s/ Peter Seka
Name: Peter Seka
Title: Authorized Signatory

By:	/s/ Jean-Christophe Roux
Name: Jean-Christophe Roux
Title: Authorized Signatory

MARS, INCORPORATED
(solely for the purposes of Section 6.2(b), Section 6.5, Section 6.18 and Section 9.15)

By:	/s/ Peter Seka
Name: Peter Seka
Title: Authorized Signatory

By:	/s/ Jean-Christophe Roux
Name: Jean-Christophe Roux
Title: Authorized Signatory

[Signature Page to Agreement and Plan of Merger]

Final Form

Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

KELLANOVA

FIRST: The name of the Corporation is Kellanova (the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (as amended from time to time, the “DGCL”).

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is ten thousand (10,000) shares of capital stock, consisting of 10,000 shares of common stock, each having a par value of $0.01 per share.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation (the “Board of Directors”).

(b) The directors shall have concurrent power with the stockholders to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”).

(c) The number of directors constituting the Board of Directors shall be as from time to time fixed by, or in the manner provided in, the Bylaws. Election of directors need not be by written ballot unless the Bylaws so provide.

SIXTH: The following provisions of this Article SIXTH shall apply with respect to matters arising prior to or on [•], 2024, whether asserted or claimed prior to, at or after such date, and shall continue in effect for such matters until [•], 2030:

(a) No person who is or was at any time a director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, provided, however, that unless and except to the extent otherwise permitted from time to time by applicable law, the provisions of this Article shall not eliminate or limit the liability of a director or officer (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL (iv) for any transaction from which the director or officer derived an improper personal benefit, (v) for any action by or in the right of the Corporation, in the case of officers only, or (vi) for any act or omission occurring prior to the date this Article becomes effective.

(b) Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation existing at the time of such repeal or modification shall not adversely affect any right or protection of a director or officer of the Corporation.

(c) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation, where the basis of such proceeding is an alleged action or omission in an official capacity as such, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in paragraph (d) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding

(or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise (hereinafter an “undertaking”).

(d) If a claim under paragraph (c) of this Section is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the

Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Section or otherwise shall be on the Corporation.

(e) The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

(f) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

(g) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any director, officer, employee or agent of the Corporation, whether or not acting in his or her capacity as such or at the request of the Corporation, to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

SEVENTH: The following provisions of this Article SEVENTH shall apply with respect to matters arising after [•], 2024:

No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability of: (i) a director or officer for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders; (ii) a director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) a director or officer for any transaction from which the director or officer derived an improper personal benefit; (iv) a director under Section 174 of the DGCL; or (v) an officer in any action by or in the right of the Corporation. Any amendment, repeal or elimination of this Article SEVENTH shall not affect its application with respect to an act or omission by a director or officer occurring before such amendment, repeal or elimination. All references in this Article SEVENTH to an “officer” shall mean only a person who, at the time of an act or omission as to which liability is asserted, falls within the meaning of the term “officer,” as defined in Section 102(b)(7) of the DGCL.

EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books and records of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation, the Bylaws or the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation.

Final Form

Exhibit B

AMENDED AND RESTATED

BYLAWS

OF

KELLANOVA

A Delaware Corporation

Effective [•], 2024

B-i

B-ii

ARTICLE VIII

INDEMNIFICATION

Section 1.	Indemnification Provisions with Respect to Historic Matters	B-29
Section 2.	Indemnification Provisions with Respect to Future Matters	B-32

ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Section 1.	Forum for Adjudication of Certain Disputes	B-40

ARTICLE X

AMENDMENTS

Section 1.	Amendments	B-41
Section 2.	Entire Board of Directors	B-41

B-iii

AMENDED AND RESTATED BYLAWS

OF

KELLANOVA

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, Count of Newcastle.

Section 2. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”).

Section 2. Annual Meetings. The annual meeting of stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the annual meeting of stockholders.

Section 3. Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the “Certificate of Incorporation”), special meetings of stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, if there be one, or (ii) the President, (iii) any Vice President, if there be one, (iv) the Secretary or (v) any Assistant Secretary, if there be one, and shall be called by any such officer at the request in writing of (i) the Board of Directors, (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings or (iii) stockholders owning a majority of the capital stock of the Corporation issued and outstanding and entitled to vote on the matter for which such special meeting of stockholders is called. Such request shall state the purpose or purposes of the proposed meeting. At a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 4. Notice. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given in accordance with Section 232 of the DGCL, and such notice shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at such meeting, if such date is different from the record date for determining stockholders entitled to notice of such meeting and, in the case of a Special Meeting of Stockholders, the purpose or purposes for which the meeting is called. Unless otherwise required by law, notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining stockholders entitled to notice of such meeting.

Section 5. Adjournments and Postponements. Any meeting of the stockholders may be adjourned or postponed from time to time by the chairman of such meeting or by the Board of Directors, without the need for approval thereof by stockholders, to reconvene or convene, respectively at the same or some other place. Notice need not be given of any such adjourned or postponed meeting (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication) if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned or postponed meeting are (i) with respect to an adjourned meeting, (a) announced at the meeting at which the adjournment is taken, (b) displayed during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication, or (c) set forth in the notice of meeting given in accordance with Section 4 of this Article II, or (ii) with respect to a postponed meeting, are publicly announced. At the adjourned or postponed meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment or postponement is for more than thirty (30) days, notice of the adjourned or postponed meeting in accordance with the requirements of Section 4 of this Article II hereof shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment or postponement, a new record date for stockholders entitled to vote is fixed for the adjourned or postponed meeting, the Board of Directors shall fix a new record date for notice of such adjourned or postponed meeting in accordance with Section 11 of this Article II, and shall give notice of the adjourned or postponed meeting to each stockholder of record entitled to vote at such adjourned or postponed meeting as of the record date fixed for notice of such adjourned or postponed meeting.

Section 6. Quorum. Unless otherwise required by the DGCL or other applicable law or the Certificate of Incorporation, the holders of a majority of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5 of this Article II, until a quorum shall be present or represented.

Section 7. Voting. Unless otherwise required by law, the Certificate of Incorporation or these Amended and Restated Bylaws (these “Bylaws”), or permitted by the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, any question brought before any meeting of the stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the Corporation’s capital stock present at the meeting in person or represented by proxy and entitled to vote on such question, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 11(a) of this Article II, each stockholder represented at a meeting of the stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy as provided in Section 8 of this Article II. The Board of Directors, in its discretion, or the chairman of a meeting of the stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Section 8. Proxies. Each stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(i) A stockholder, or such stockholder’s authorized officer, director, employee or agent, may execute a document (meaning (a) any tangible medium on which information is inscribed, and includes handwritten, typed, printed or similar instruments, and copies of such instruments; and (b) an electronic transmission) authorizing another person or persons to act for such stockholder as proxy.

(ii) A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such transmission must either set forth or be submitted with information from which it can be determined that the transmission was authorized by the stockholder. If it is determined that such transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

(iii) The authorization of a person to act as proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL, provided that such authorization shall set forth, or be delivered with information enabling the Corporation to determine, the identity of the stockholder granting such authorization.

Any copy, facsimile telecommunication or other reliable reproduction of the document (including any electronic transmission) authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original document for any and all purposes for which the original document could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original document.

Section 9. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with Section 228(d) of the DGCL. A consent must be set forth in writing or in an electronic transmission. No consent shall be effective to take the corporate action referred to therein unless consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner required by this Section 9 of this Article II within sixty (60) days of the first date on which a consent is so delivered to the Corporation. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than sixty (60) days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Corporation. If the person is not a stockholder of record when the consent is executed, the consent shall not be valid unless the person is a stockholder of record as of the record date for determining stockholders entitled to consent to the action. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those stockholders who have not consented and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this Section 9 of this Article II.

Section 10. List of Stockholders Entitled to Vote. The Corporation shall prepare, not later than the tenth (10th) day before each meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date. Such list shall be arranged in alphabetical order, and show the address of each stockholder and the number of shares registered in the name of each stockholder; provided, that the Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten (10) days ending on the day before the meeting date (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.

Section 11. Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix, as the record date for stockholders entitled to notice of such adjourned meeting, the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting in accordance with the foregoing provisions of this Section 11 of this Article II.

(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with Section 228(d) of the DGCL. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

Section 12. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by Section 10 of this Article II or the books and records of the Corporation, or to vote in person or by proxy at any meeting of stockholders. As used herein, the stock ledger of the Corporation shall refer to one (1) or more records administered by or on behalf of the Corporation in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfer of stock of the Corporation are recorded in accordance with Section 224 of the DGCL.

Section 13. Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if there shall be one, or in his or her absence, or there shall not be a Chairman of the Board of Directors or in his or her absence, the President. The Board of Directors shall have the authority to appoint a temporary chairman to serve at any meeting of the stockholders if the Chairman of the Board of Directors or the President is unable to do so for any reason. Except to the extent inconsistent with any rules and regulations adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by stockholders.

ARTICLE III

DIRECTORS

Section 1. Number and Election of Directors. The Board of Directors shall consist of one or more members, each of whom shall be a natural person. The number of directors may be determined thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at each Annual Meeting of Stockholders and each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

Section 2. Vacancies. Unless otherwise required by law or the Certificate of Incorporation, vacancies on the Board of Directors or any committee thereof resulting from the death, resignation or removal of a director, or from an increase in the number of directors constituting the Board of Directors or such committee or otherwise, may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall, in the case of the Board of Directors, hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal and, in the case of any committee of the Board of Directors, shall hold office until their successors are duly appointed by the Board of Directors or until their earlier death, resignation or removal.

Section 3. Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation except as may be otherwise provided in the DGCL, the Certificate of Incorporation, or these Bylaws.

Section 4. Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, if there be one, the President, or by any director. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, the President, or any director serving on such committee. Notice of any special meeting stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) not less than twenty-four hours before the date of the meeting, by telephone, or in the form of a writing or electronic transmission, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5. Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as chairman of such meeting. Except as provided below, the Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 6. Resignations and Removals of Directors. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if there be one, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect when delivered or, if such resignation specifies a later effective time or an effective time, determined upon the happening of an event or events, in which case, such resignation takes effect upon such effective time. Unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of

Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 7. Quorum. Except as otherwise required by law, or the Certificate of Incorporation, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the vote of a majority of the directors or committee members, as applicable, present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 8. Actions of the Board by Written Consent. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, (a) any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and (b) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person, whether or not then a director, may provide, through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event) no later than sixty (60) days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board of Directors, or the committee thereof, in the same paper or electronic form as the minutes are maintained.

Section 9. Meetings by Means of Conference Telephone. Unless otherwise provided in the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 of this Article III shall constitute presence in person at such meeting.

Section 10. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of

Directors to act at the meeting in the place of any absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have the power or authority to (i) approve, adopt, or recommend to the stockholders any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend, or repeal any of these Bylaws. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these Bylaws and, to the extent that there is any inconsistency between these Bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

Section 11. Subcommittees. Unless otherwise provided in the Certificate of Incorporation, these Bylaws, or the resolution of the Board of Directors designating a committee, such committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee. Except for references to committees and members of committees in Section 10 of this Article III, every reference in these Bylaws to a committee of the Board of Directors or a member of a committee shall be deemed to include a reference to a subcommittee or member of a subcommittee.

Section 12. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 13. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the

Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes such contract or transaction.

ARTICLE IV

OFFICERS

Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Treasurer and a Secretary. The Board of Directors, in its discretion, also may choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation. Any officer may be removed, with or without cause, at any time by the Board of Directors.

Section 2. Election. The Board of Directors, at its first meeting held after each Annual Meeting of Stockholders (or action by written consent of stockholders in lieu of the Annual Meeting of Stockholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation or other entity in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation, unless the Board of Directors designates the President as the Chief Executive Officer, and, except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these Bylaws or by the Board of Directors.

Section 5. President. The President shall, subject to the oversight and control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these Bylaws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and, if the President is also a director, the Board of Directors. If there be no Chairman of the Board of Directors, or if the Board of Directors shall otherwise designate, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these Bylaws or by the Board of Directors.

Section 6. Vice Presidents. At the request of the President or in the President’s absence or in the event of the President’s inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there are more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8. Treasurer. The Treasurer shall have the custody of the Corporation’s funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the President taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer’s possession or under the Treasurer’s control belonging to the Corporation.

Section 9. Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer’s inability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under the Assistant Treasurer’s control belonging to the Corporation.

Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

ARTICLE V

STOCK

Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by any two authorized officers of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. The Corporation shall not have power to issue a certificate in bearer form.

Section 2. Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,”

with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5. Dividend Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6. Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7. Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VI

NOTICES

Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given in writing directed to such director’s, committee member’s or stockholder’s mailing address (or by electronic transmission directed to such director’s, committee member’s or stockholder’ electronic mail address, as applicable) as it appears on the records of the Corporation and shall be given: (a) if mailed, when the notice is deposited in the United States mail, postage prepaid, (b) if delivered by courier service, the earlier of when the notice is received or left at such director’s, committee member’s or stockholder’s address or (c) if given by electronic mail, when directed to such director’s, committee member’s or stockholder’s electronic mail address unless such director, committee member or stockholder has notified the corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the under applicable law, the Certificate of Incorporation or these Bylaws. Without limiting the manner by which notice otherwise may be given effectively to stockholders, but subject to Section 232(e) of the DGCL, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. The Corporation may give notice by electronic mail in accordance with the first sentence of this Section 1 of this Article VI without obtaining the consent required by the second sentence of this Section 1 of this Article VI. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iii) if by any other form of electronic transmission, when directed to the stockholder. Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that (i) the Corporation is unable to deliver by such electronic transmission two consecutive notices given by the Corporation and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice, provided, however, the inadvertent failure to discover such inability shall not invalidate any meeting or other action.

Section 2. Waivers of Notice. Whenever any notice is required, by applicable law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by law, the Certificate of Incorporation or these Bylaws.

ARTICLE VII

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 8 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE VIII

INDEMNIFICATION

Section 1. Indemnification Provisions with Respect to Historic Matters. The following provisions of this Section 1 of this Article VIII shall apply with respect to matters arising prior to or on [•], 2024, whether asserted or claimed prior to, at or after such date, and shall continue in effect for such matters until [•], 2030:

(a) Right to Indemnification. Each person who was or is made a party, or is threatened to be made a party to, or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “Proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative (i) is or was a director or officer of the Corporation or (ii) is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (hereinafter, an “indemnitee”), whether the basis of such Proceeding is an alleged action or omission in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes, or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, trustee, employee or agent, and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in Section 1(b) of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a Proceeding (or part thereof) initiated by such indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section 1(a) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition (hereinafter an “Advancement of Expenses”); provided, however, that if the DGCL requires, an Advancement of Expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision, from which there is no further right to appeal, that such indemnitee is not entitled to be indemnified for such expenses under this Section 1(a) or otherwise (hereinafter an “Undertaking”).

(b) Right of Indemnitee to Bring Suit. If a claim under Section 1(a) of this Article VIII is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty days, the indemnitee may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim. If successful, in whole or in part, in any suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i), any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an Advancement of Expenses), it shall be a defense that, and (ii) any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct, or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section 1(b) or otherwise, shall be on the Corporation.

(c) Non-Exclusivity of Rights; Reliance. The rights to indemnification and to the Advancement of Expenses conferred in this Section 1 (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, these Bylaws, the Certificate of Incorporation, vote of stockholders or disinterested directors, or otherwise and (ii)

cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a person’s service prior to the date of such termination. The rights of an indemnitee to indemnification, advancement of expenses or otherwise under this Section 1 shall vest at the time such person is elected or appointed a director, officer, trustee, employee or agent, and no amendment, modification, alteration or repeal of this Section shall affect the rights of any indemnitee or his or her successors whose rights previously vested prior to the time of any such amendment modification, alternation or repeal without such person’s written consent.

(d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trustor other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

(e) Other Indemnification. The Corporation may, to the extent authorized from time-to-time by the Board of Directors, grant rights to indemnification and to the Advancement of Expenses to any director, officer, employee or agent of the Corporation, whether or not acting in his or her capacity as such, or at the request of the Corporation, to the fullest extent of the provisions of this Section 1 with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation.

Section 2. Indemnification Provisions with Respect to Future Matters. The following provisions of this Section 2 of this Article VIII shall apply with respect to matters arising after [•], 2024.

(a) Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 2(c) of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 2(c) of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) Authorization of Indemnification. Any indemnification under this Section 2 of this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 2(a) of this Article VIII or Section 2(b) of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) Good Faith Defined. For purposes of any determination under Section 2(c) of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The provisions of this Section 2(d) of this Article VIII shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 2(a) of this Article VIII or Section 2(b) of this Article VIII, as the case may be.

(e) Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 2(c) of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 2(a) of this Article VIII or Section 2(b) of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 2(a) of this Article VIII or Section 2(b) of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 2(c) of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 2(e) of this Article VIII shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

(f) Expenses Payable in Advance. Expenses (including attorneys’ fees) incurred by a director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 2 of this Article VIII. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

(g) Non-Exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2 of this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 2(a) of this Article VIII and Section 2(b) of this Article VIII shall be made to the fullest extent permitted by law. A right to indemnification or to advancement of expenses arising under a provision of the Certificate of Incorporation or these Bylaws shall not be eliminated or impaired by an amendment to the Certificate of Incorporation or these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred. The provisions of this Section 2 of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 2(a) of this Article VIII or Section 2(b) of this Article VIII but whom the Corporation has the power or obligation to indemnify, under the provisions of the DGCL, or otherwise.

(h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Section 2 of this Article VIII.

(i) Certain Definitions. For purposes of this Section 2 of this Article VIII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 2 of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. The term “another enterprise” as used in this Section 2 of this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. For purposes of this Section 2 of this Article VIII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 2 of this Article VIII.

(j) Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 2 of this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) Limitation on Indemnification. Notwithstanding anything contained in this Section 2 of this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 2(e) of this Article VIII), the Corporation shall not be obligated to, under this Section 2 of this Article VIII, indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

(l) Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Section 2 of this Article VIII to directors and officers of the Corporation.

ARTICLE IX

FORUM FOR ADJUDICATION OF CERTAIN DISPUTES

Section 1. Forum for Adjudication of Certain Disputes. Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a duty (including any fiduciary duty) owed by any current or former director, officer, stockholder, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation arising out of or relating to any provision of the DGCL, the Certificate of Incorporation or these Bylaws (each, as in effect from time to time), or (iv) any action asserting a claim against the Corporation or any current or former director, officer, stockholder, employee or agent of the Corporation governed by the internal affairs doctrine of the State of Delaware; provided, however, that, in the event that the Court of Chancery of the State of Delaware lacks subject matter jurisdiction over any such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another state or federal court located within the State of Delaware, in each such case, unless the Court of Chancery (or such other state or federal court located within the State of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein. Unless the Corporation gives an Alternative Forum Consent, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Failure to enforce the foregoing provisions would cause the Corporation irreparable harm and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions. Any person or entity purchasing, otherwise acquiring or holding any interest in shares of capital stock of the

Corporation shall be deemed to have notice of and consented to the provisions of Section 1 of this Article IX. The existence of any prior Alternative Forum Consent shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in Section 1 of this Article IX with respect to any current or future actions or claims.

ARTICLE X

AMENDMENTS

Section 1. Amendments. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of a meeting of the stockholders or Board of Directors, as the case may be, called for the purpose of acting upon any proposed alteration, amendment, repeal or adoption of new Bylaws. All such alterations, amendments, repeals or adoptions of new Bylaws must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office. Any amendment to these Bylaws adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

Section 2. Entire Board of Directors. As used in this Article X and in these Bylaws generally, the term “entire Board of Directors” means the total number of directors which the Corporation would have if there were no vacancies.

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Adopted as of: [•], 2024

Exhibit 99.1

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of August 13, 2024, among Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), and the W.K. Kellogg Foundation Trust, a Michigan charitable trust for the sole benefit of the W.K. Kellogg Foundation (the “Foundation”) (“Stockholder”), a stockholder of Kellanova, a Delaware corporation (the “Company”).

WHEREAS, as of the date hereof, the Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934 (as amended, and the rules promulgated thereunder the “Exchange Act”)) of the number of shares of public common stock of the Company, par value $0.25 (“Company Shares”), as set forth opposite such Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Merger Sub 10VB8, LLC, a Delaware limited liability company and direct or indirect, wholly owned subsidiary of Acquiror (“Merger Sub”), Mars, Incorporated, a Delaware corporation (for the purposes of specific sections only), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, Merger Sub will merge with and into the Company with the Company surviving the merger (the “Merger”);

WHEREAS, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, is a condition to the consummation of the Merger;

WHEREAS, as of the date hereof and subject to the terms and conditions herein, the Stockholder has determined to vote in favor of the Merger and the other transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, Acquiror has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Company Shares, now or hereafter “beneficially owned” by Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.01 Voting Agreement. From the date hereof until the termination of this Agreement in accordance with Section 5.03, Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Special Meeting) of the stockholders of the Company concerning proposals related to the Merger, Merger Agreement, any Company Takeover Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Shares owned (whether beneficially or of record) at such time by Stockholder to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Shares (including any New Company Shares (as defined below), as applicable) owned (whether beneficially or of record) at such time by Stockholder:

(a) with respect to each meeting at which a vote of Stockholder on the Merger is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b) against any Company Takeover Proposal, without regard to the terms of such Company Takeover Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the Merger Agreement;

(c) against any other action, agreement or transaction that is intended, or that would or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the performance by Stockholder of his, her or its obligations under this Agreement; and

(d) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement (clauses (a) through (d) of this Section 1.01, the “Required Votes”); provided that, notwithstanding the foregoing, nothing in this Agreement shall require Stockholder to vote in any manner with respect to any amendment to the Merger Agreement if such amendment (i) decreases the Merger Consideration, changes the form of the Merger Consideration or otherwise adversely affects the consideration payable to the holders of Company Common Stock, (ii) other than as contemplated by the Merger Agreement (as it exists on the date of this Agreement) including Section 7.1(c) of the Company Disclosure Schedule thereto, imposes any material restrictions or any additional material conditions on the consummation of the Merger or the payment of the Merger Consideration to the Company’s stockholders or (iii) extends the Outside Date beyond the latest date to which the Merger Agreement (as it exists on the date of this Agreement) contemplates extension of the Outside Date (each such amendment, an “Adverse Amendment”).

(e) For the avoidance of doubt, except as expressly set forth in this Section 1.01, Stockholder shall not be restricted from voting in any manner with respect to any other matters presented or submitted to the stockholders of the Company.

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Section 1.02 Solicitation. Stockholder further agrees that, until the termination of this Agreement, Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with either any proposal to approve the Merger Agreement and the Merger or any Company Takeover Proposal, (b) subject to Section 5.15, initiate a stockholders’ vote with respect to a Company Takeover Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to a Company Takeover Proposal; provided that nothing herein (including Section 4.04) shall prohibit Stockholder or any of its Representatives from participating at the Company’s direction in any discussions or negotiations with respect to a possible stockholders’ consent or voting agreement in connection with any Company Takeover Proposal in the event that the Company becomes, and only while the Company is, permitted to take such actions pursuant to Section 6.3(c) or Section 6.3(f) of the Merger Agreement with respect to such Company Takeover Proposal.

Section 1.03 Irrevocable Proxy. Stockholder hereby revokes any and all previous proxies granted by Stockholder with respect to Company Shares owned (whether beneficially or of record) by it as of the date of this Agreement. In the event, but only in the event, that Stockholder fails to comply with any of its obligations set forth in Section 1.01 with respect to the Required Votes (and Stockholder shall give prompt written notice of such failure in accordance with Section 5.04 and, in any event, before the closing of the voting at the Company Special Meeting with sufficient time to allow Acquiror to exercise its rights under this Section 1.03), then Stockholder hereby irrevocably grants to, and appoints, Acquiror and any designee of Acquiror (determined in Acquiror’s sole discretion) as Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.03) any Company Shares owned (whether beneficially or of record) by Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01. The proxy granted by Stockholder pursuant to this Section 1.03, if it becomes effective, and except upon the termination of this Agreement in accordance with Section 5.03, is irrevocable and is granted in consideration of the Acquiror entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Stockholder hereby affirms that such irrevocable proxy, if it becomes effective, is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5.03, is intended to be irrevocable. Each Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.03, to vote its Company Shares (including any New Company Shares) in accordance with Section 1.01(a) through Section 1.01(d) above. The parties agree that the foregoing is a voting agreement.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Acquiror that:

Section 2.01 Authorization.

(a) Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder. The execution and delivery of this Agreement by Stockholder, the performance by Stockholder of his, her or its covenants and obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder (to the extent Stockholder is not a natural person), and no additional proceedings or actions on the part of Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity. No consent of Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02 Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any further consent or other action by any person under any provision of any agreement or other instrument binding on Stockholder or (iii) result in the creation of any Lien upon the Company Shares.

Section 2.03 Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of Stockholder, threatened against Stockholder or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Acquiror of its rights under this Agreement or the ability of Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

Section 2.04 No Inconsistent Agreements. Except for this Agreement, Stockholder has not:

(a) granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Company Shares with respect to the matters set forth in Section 1.01; or

(b) deposited any of his, her or its Company Shares into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Company Shares (or any other agreement or arrangement with respect to the voting of such Company Shares), other than under the terms of the trust agreement of Stockholder.

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Section 2.05 Ownership. As of the date hereof, Stockholder owns (whether beneficially or of record) those Company Shares set forth opposite Stockholder’s name on Exhibit A. Stockholder is a trust that, together with the Foundation, is the sole beneficial owner and has and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof or as provided in Section 4.02(c) (“Exempt Transfers”), will have at all times through the receipt of the Company Stockholder Approval such beneficial ownership, free and clear of all Liens (other than Permitted Liens (as defined below)). (a) Stockholder has and, other than in connection with Exempt Transfers, will have at all times through the receipt of the Company Stockholder Approval sole voting power (including the right to control such vote as contemplated herein) and sole power of disposition with respect to such Company Shares (and any New Company Shares), and sole power to issue instructions with respect to the matters set forth in Article 1 hereof and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by this Agreement, Liens applicable to the Company Shares that may exist pursuant to securities Laws, under the Company’s organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Company Shares held in brokerage accounts, Liens imposed pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions, Liens imposed pursuant to the terms of a Rule 10b5-1 Trading Plan (as defined below) in effect as of the date of this Agreement or Liens imposed under the terms of any trust in effect as of the date of this Agreement (but none of the terms of any such trust or Lien will impede, restrict, delay or preclude performance by Stockholder of, or compliance by such Stockholder with, its obligations under this Agreement) (collectively, “Permitted Liens”)), (b) no person other than Stockholder has any right to direct or approve the voting or disposition of any of the Company Shares as it relates to the matters covered by this Agreement, and (c) Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Company Shares owned (whether beneficially or of record) by Stockholder, other than as provided in Section 4.02(c).

Section 2.06 Broker Fees. There is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission that would be payable by any Person other than Stockholder.

Section 2.07 Acknowledgement. Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror represents and warrants to Stockholder that:

Section 3.01 Authorization.

(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquiror has been duly authorized by all necessary corporate action on the part of Acquiror, and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

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(b) This Agreement has been duly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02 Non-Contravention. The execution, delivery and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on the Acquiror or (iii) result in the creation of any Lien upon any of the properties or assets of Acquiror.

Section 3.03 Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of the Acquiror, threatened against Acquiror or any of its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Stockholder of its rights under this Agreement or the ability of Acquiror to fully perform its covenants and obligations pursuant to this Agreement.

ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.01 No Proxies for or Encumbrances on Company Shares. Stockholder shall not, without the prior written consent of Acquiror, directly or indirectly, (i) grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Company Shares or deposit any Company Shares in a voting trust, or (ii) create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent Stockholder from voting the Company Shares owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02 No Transfer of Company Shares.

(a) During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.03, except as consented to in advance in writing by Acquiror, Stockholder agrees not to, directly or indirectly, sell, transfer, assign, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily (“Transfer”) the

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Company Shares or any New Company Shares, other than to a Permitted Transferee (as defined below), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of, any Company Shares or New Company Shares; provided, that, a Transfer may be made to a Permitted Transferee only if (i) such Permitted Transferee agrees in writing to be bound by the terms of this Agreement as if they were a party hereto; (ii) such written instrument expressly provides Acquiror with the ability to enforce the obligations of Stockholder and the Permitted Transferee with respect to the Company Shares, including causing such Company Shares to vote in accordance with the Required Votes; and (iii) prompt notice of such Transfer to such Permitted Transferee is delivered to Acquiror pursuant to Section 5.04.

(b) From and after the date of this Agreement through the term of this Agreement, Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Company Shares or any certificate or uncertificated interest representing any of Stockholder’s Company Shares, except as permitted by, and in accordance with, this Agreement.

(c) Notwithstanding the foregoing, this Section 4.02 shall not apply to Transfers of Company Shares by Stockholder executed pursuant to the terms of a Rule 10b5-1 Trading Plan that is in existence as of the date of this Agreement and which has been made available to Acquiror prior to the date of this Agreement and which is attached hereto as Exhibit B.

(d) Any attempted Transfer of Company Shares in violation of this Section 4.02 shall be null and void.

(e) A “Permitted Transferee” means, with respect to Stockholder, (i) to any person by will or the laws of intestacy, (ii) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of Stockholder (if Stockholder is a natural person), (iii) any trust, the beneficiaries of which include only Stockholder and his or her family members (including the persons named in clause (ii)) (if Stockholder is a natural person), (iv) any partnership or limited liability company, all partners or members of which include only Stockholder and his or her family members (including the persons named in clause (ii)) and any trust named in clause (iii) (if Stockholder is a natural person), (v) if Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Company Shares (including any New Company Shares), (vi) an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, and (vii) in the event that Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement. For the avoidance of doubt, a Permitted Transferee may Transfer Company Shares to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02. A “Rule 10b5-1 Trading Plan” means any written plan that meets the requirements of Rule 10b5-1 under the Exchange Act.

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Section 4.03 Additional Company Shares. Stockholder agrees that any Company Shares (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Company Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Company Shares currently owned by Stockholder (it being understood, for the avoidance of doubt, that any such New Company Shares shall be subject to the terms of this Agreement as though owned by Stockholder on the date hereof, and the representations and warranties in Article 2 above shall be true and correct as of the date that beneficial ownership of such New Company Shares is acquired).

Section 4.04 No Solicitation. Stockholder hereby agrees that, during the term of this Agreement, Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company otherwise is then-prohibited from taking under Section 6.3 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take certain actions set forth in Section 6.3 of the Merger Agreement with respect to a Company Takeover Proposal, Stockholder in his or her capacity as an officer or director of the Company, if Stockholder is an officer or director, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

Section 4.05 Disclosure. Stockholder hereby consents to and authorizes the publication and disclosure by Acquiror and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of Stockholder’s identity and ownership, this Agreement and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement; provided, that Acquiror shall (with respect to any of its disclosures) give Stockholder and its legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided, that by executing this Agreement, Stockholder hereby consents to the filing of this Agreement by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). As promptly as practicable after obtaining actual knowledge thereof, Stockholder shall notify the Acquiror and the Company of any required corrections with respect to such information previously supplied by Stockholder to Acquiror or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06 Appraisal and Dissenter’s Rights. Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Company Shares or New Company Shares.

Section 4.07 Share Dividends, etc. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Company Shares, the terms “Company Shares” and “New Company Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

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ARTICLE 5

MISCELLANEOUS

Section 5.01 Definitional and Interpretative Provisions.

(a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b) For the purposes of this Agreement, (i) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; (ii) references to the terms Article, Section, paragraph and Exhibits are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; (iv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; (vii) the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; (viii) references to “written” or “in writing” include in electronic form; (ix) provisions shall apply, when appropriate, to successive events and transactions; (x) a reference to any person includes such person’s successors and permitted assigns; (xi) references to “$” shall mean U.S. dollars; (xii) any reference to “days” means calendar days unless Business Days are expressly specified; (xiii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following Business Day; (xiv) references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and (xv) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Each of the parties hereto has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

(c) For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

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Section 5.02 Further Assurances. Acquiror and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03 Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and by the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the entering into of any Adverse Amendment, (iii) the mutual written consent of Acquiror and Stockholder and (iv) the receipt of the Company Stockholder Approval; provided, that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any Willful Breach (with respect to this Agreement) prior to such termination. Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto. Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Section 5.02) shall survive any termination of this Agreement. The representations, warranties and covenants of Stockholder contained herein shall not survive the termination of this Agreement.

Section 5.04 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered in accordance with the terms of Section 9.7 of the Merger Agreement: to Acquiror or the Company in accordance with Section 9.7 of the Merger Agreement or to Stockholder at its address set forth in Exhibit A attached hereto, with a copy (which shall not constitute notice) to Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY 10003, Attn: John A. Kupiec and Kyle A. Harris, Email: [***] and [***] (or at such other address for a party as shall be specified by like notice). Stockholder shall be required to give Acquiror prompt (and in any event within 24 hours) written notice of any breaches of any representation, warranty, covenant or agreement of Stockholder set forth in this Agreement that would prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

Section 5.05 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Acquiror may transfer or assign its rights and obligations to any Affiliate of Acquiror.

Section 5.07 Governing Law; Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether at law, in Contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other

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than the State of Delaware. Each of Acquiror and Stockholder agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto (a) consents to submit himself, herself or itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (the “Chosen Courts”), with respect to any dispute arising out of, relating to or in connection with this Agreement or any of the actions contemplated hereby, (b) agrees that he, she or it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, and (c) agrees that he, she or it will not bring any action arising out of, relating to or in connection with this Agreement or any actions contemplated by this Agreement in any court other than any such Chosen Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any claim, action, suit, litigation, arbitration, proceeding or governmental or administrative investigation, audit, inquiry or action (“Legal Proceeding”) arising out of this Agreement or the transactions contemplated hereby in the Chosen Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such Chosen Court that any such Legal Proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses in accordance with Section 5.04 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the actions contemplated hereby.

Section 5.08 Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 5.07.

Section 5.09 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Company Board of Directors has approved the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto.

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Section 5.10 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11 Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by Stockholder, on the one hand, or Acquiror, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Stockholder, on the one hand, and Acquiror, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement.

Section 5.12 Entire Agreement. This Agreement, the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, and to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 5.13 No Third-Party Beneficiaries. Each of Acquiror and Stockholder agrees that (a) his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and (b) this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.03) and to remedies hereunder.

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Section 5.14 Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Company Shares beneficially owned by Stockholder. All rights, ownership and economic benefits of and relating to such Company Shares shall remain vested in and belong to Stockholder, and the Acquiror shall not have any authority to direct Stockholder in the voting or disposition of such Company Shares except as otherwise provided herein.

Section 5.15 Capacity. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Company Shares and nothing herein shall limit, restrict or otherwise affect any actions taken by Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement. Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each cash, however, in accordance with the applicable terms of the Merger Agreement.

Section 5.16 No Liability. Stockholder (in its capacity as a stockholder of the Company) shall be not liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement by the Company.

Section 5.17 Trust Acknowledgement. The parties hereto acknowledge and agree that Stockholder owns the Company Shares (and will own any New Company Shares) in trust for the benefit of its sole beneficiary, the Foundation.

Section 5.18 No Other Representations. Acquiror and Stockholder acknowledge and agree that, except for the representations and warranties expressly set forth in Section 2 and Section 3 of this Agreement, neither Acquiror nor Stockholder makes, has made, or shall be deemed to have made, any representation or warranty in connection with this Agreement. Acquiror and Stockholder acknowledge and agree that each is not entering into this Agreement in reliance on any representation or warranty, express or implied, except for the representations and warranties expressly set forth in Section 2 or Section 3, as applicable.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ACQUIROR 10VB8, LLC

By:	/s/ Peter Seka
Name: Peter Seka
Title: Authorized Signatory

By:	/s/ Jean-Christophe Roux
Name: Jean-Christophe Roux
Title: Authorized Signatory

[Signature Page to Voting Agreement]

TRUSTEES OF THE W.K. KELLOGG FOUNDATION TRUST

By: THE NORTHERN TRUST COMPANY, as corporate trustee

By:	/s/ Marina Jaudenes
Name: Marina Jaudenes
Title: Sr. Vice President

By:	/s/ La June Montgomery Tabron
Name: La June Montgomery Tabron, as Co-Trustee
Title: Co-Trustee

By:	/s/ Steven A. Cahillane
Name: Steven A. Cahillane, as Co-Trustee
Title: Co-Trustee

By:	/s/ Richard M. Tsoumas
Name: Richard M. Tsoumas, as Co- Trustee
Title: Co-Trustee

[Signature Page to Voting Agreement]

Exhibit A

Stockholder Information

Stockholder	Company Shares	Notice Address
W.K. Kellogg Foundation Trust	50,830,838	[***]

Exhibit B

10b5-1 Plan Information

[***]

Exhibit 99.2

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of August 13, 2024 (the “Effective Date”), among (i) Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), (ii) each of (a) Gund Family Twelfth Investment Partnership, a New Jersey general partnership, (b) Gund Family Thirteenth Investment Partnership, a New Jersey general partnership, (c) G. Zachary Gund Article III, LLC, a Massachusetts limited liability company, (d) GCG Investments, LLC, a Massachusetts limited liability company, (e) Dionis Trust by and through the trustees of Dionis Trust, solely in their capacities as such, and (f) the Marital Trust for Gordon Gund by and through the trustees of the Marital Trust for Gordon Gund, solely in their capacities as such (each of (a) through (f), a “Stockholder,” and, collectively, the “Stockholders”), in such Stockholder’s capacity as a stockholder of Kellanova, a Delaware corporation (the “Company”).

WHEREAS, as of the date hereof, each Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934 (as amended, and the rules promulgated thereunder the “Exchange Act”)) of the number of shares of public common stock of the Company, par value $0.25 per share (“Company Shares”), as set forth opposite such Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Merger Sub 10VB8, LLC, a Delaware limited liability company and direct or indirect, wholly owned subsidiary of Acquiror (“Merger Sub”), Mars, Incorporated, a Delaware corporation (for the purposes of specific sections only), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, Merger Sub will merge with and into the Company with the Company surviving the merger (the “Merger”);

WHEREAS, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, is a condition to the consummation of the Merger;

WHEREAS, as of the date hereof and subject to the terms and conditions herein, each Stockholder has determined to vote in favor of the Merger and the other transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, Acquiror has requested each Stockholder, and such Stockholder has agreed, to enter into this Agreement with respect to all Company Shares, now or hereafter “beneficially owned” by such Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.01 Voting Agreement. From the date hereof until the termination of this Agreement in accordance with Section 5.03, each Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Special Meeting) of the stockholders of the Company concerning proposals related to the Merger, Merger Agreement, any Company Takeover Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Shares owned (whether beneficially or of record) at such time by such Stockholder to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Shares (including any New Company Shares (as defined below), as applicable) owned (whether beneficially or of record) at such time by such Stockholder:

(a) with respect to each meeting at which a vote of such Stockholder on the Merger is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b) against any Company Takeover Proposal, without regard to the terms of such Company Takeover Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the Merger Agreement;

(c) against any other action, agreement or transaction that is intended, or that would or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the performance by such Stockholder of his, her or its obligations under this Agreement;

(d) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement; and

(e) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement, including the Merger (clauses (a) through (e) of this Section 1.01, the “Required Votes”).

Section 1.02 Solicitation. Without limiting the generality of Section 5.15, such Stockholder further agrees that, until the termination of this Agreement, such Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with either any proposal to approve the Merger

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Agreement and the Merger or any Company Takeover Proposal, (b) initiate a stockholders’ vote with respect to a Company Takeover Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to a Company Takeover Proposal.

Section 1.03 Irrevocable Proxy. Each Stockholder hereby revokes any and all previous proxies granted by such Stockholder with respect to Company Shares owned (whether beneficially or of record) by it as of the date of this Agreement. By entering into this Agreement, such Stockholder hereby irrevocably grants to, and appoints, Acquiror and any designee of Acquiror (determined in Acquiror’s sole discretion) as such Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in such Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.03) any Company Shares owned (whether beneficially or of record) by such Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01. The proxy granted by such Stockholder pursuant to this Section 1.03, except upon the termination of this Agreement in accordance with Section 5.03, is irrevocable and is granted in consideration of the Acquiror entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Each Stockholder hereby affirms that such irrevocable proxy is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5.03, is intended to be irrevocable. Each Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.03, to vote its Company Shares (including any New Company Shares) in accordance with Section 1.01(a) through Section 1.01(e) above. The parties agree that the foregoing is a voting agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Each Stockholder, severally and not jointly, represents and warrants to Acquiror that:

Section 2.01 Authorization.

(a) Such Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder. The execution and delivery of this Agreement by Stockholder, the performance by such Stockholder of his, her or its covenants and obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such Stockholder (to the extent such Stockholder is not a natural person), and no additional proceedings or actions on the part of such Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by such Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

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(b) This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity. No consent of such Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02 Non-Contravention. The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on such Stockholder or (iii) result in the creation of any Lien upon the Company Shares.

Section 2.03 Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of such Stockholder, threatened against such Stockholder or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Acquiror of its rights under this Agreement or the ability of such Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

Section 2.04 No Inconsistent Agreements. Except for this Agreement, such Stockholder has not:

(a) granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Company Shares with respect to the matters set forth in Section 1.01; or

(b) deposited any of his, her or its Company Shares into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Company Shares (or any other agreement or arrangement with respect to the voting of such Company Shares).

Section 2.05 Ownership. As of the date hereof, each Stockholder, severally and not jointly, represents and warrants as to such Stockholder that (a) such Stockholder owns (whether beneficially or of record) those Company Shares set forth opposite such Stockholder’s name on Exhibit A and Stockholder is the sole beneficial owner and has (and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof), will have at all times through the Closing) sole beneficial ownership, sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1 hereof, and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by this Agreement, Liens applicable to the Company Shares that may exist pursuant to securities Laws, under the Company’s organizational documents or customary Liens pursuant to the terms of any custody or similar agreement applicable to the Company Shares held in brokerage accounts (collectively, “Permitted Liens”)), (b) no person other than such Stockholder has any right to direct or approve the voting or disposition of any of the Company Shares, and (c) such Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Company Shares owned (whether beneficially or of record) by such Stockholder.

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Section 2.06 Broker Fees. There is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of such Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with this Agreement.

Section 2.07 Acknowledgement. Each Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror represents and warrants to each Stockholder that:

Section 3.01 Authorization.

(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquiror has been duly authorized by all necessary corporate action on the part of Acquiror, and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by each Stockholder, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02 Non-Contravention. The execution, delivery and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on the Acquiror or (iii) result in the creation of any Lien upon any of the properties or assets of Acquiror.

Section 3.03 Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of the Acquiror, threatened against Acquiror or any of its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by any Stockholder of its rights under this Agreement or the ability of Acquiror to fully perform its covenants and obligations pursuant to this Agreement.

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ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees, severally and not jointly, that:

Section 4.01 No Proxies for or Encumbrances on Company Shares. Such Stockholder shall not, without the prior written consent of Acquiror, directly or indirectly, (i) grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Company Shares or deposit any Company Shares in a voting trust, or (ii) create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent such Stockholder from voting the Company Shares owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02 No Transfer of Company Shares.

(a) During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.03, except as consented to in advance in writing by Acquiror, such Stockholder agrees not to, directly or indirectly, sell, transfer, assign, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily (“Transfer”) the Company Shares or any New Company Shares, other than to a Permitted Transferee (as defined below), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of, any Company Shares or New Company Shares; provided, that, a Transfer may be made to a Permitted Transferee only if (i) such Permitted Transferee agrees in writing to be bound by the terms of this Agreement as if they were a party hereto; (ii) such written instrument expressly provides Acquiror with the ability to enforce the obligations of such Stockholder and the Permitted Transferee with respect to the Company Shares, including causing such Company Shares to vote in accordance with the Required Votes; and (iii) prompt notice of such Transfer to such Permitted Transferee is delivered to Acquiror pursuant to Section 5.04.

(b) From and after the date of this Agreement through the term of this Agreement, such Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Company Shares or any certificate or uncertificated interest representing any of such Stockholder’s Company Shares, except as permitted by, and in accordance with, this Agreement.

(c) Any attempted Transfer of Company Shares in violation of this Section 4.02 shall be null and void.

(d) A “Permitted Transferee” means, with respect to any Stockholder, (i) to any person by will or the laws of intestacy, (ii) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder (if such Stockholder is a natural person), (iii) any trust, the

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beneficiaries of which include only such Stockholder and his or her family members (including the persons named in clause (ii)) (if such Stockholder is a natural person), (iv) any partnership or limited liability company, all partners or members of which include only such Stockholder and his or her family members (including the persons named in clause (ii)) and any trust named in clause (iii) (if such Stockholder is a natural person), (v) if such Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Company Shares (including any New Company Shares), (vi) an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, and (vii) in the event that such Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement. For the avoidance of doubt, a Permitted Transferee may Transfer Company Shares to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02.

Section 4.03 Additional Company Shares. Such Stockholder agrees that any Company Shares (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that such Stockholder purchases or with respect to which such Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Company Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Company Shares currently owned by such Stockholder (it being understood, for the avoidance of doubt, that any such New Company Shares shall be subject to the terms of this Agreement as though owned by such Stockholder on the date hereof, and the representations and warranties in Article 2 above shall be true and correct as of the date that beneficial ownership of such New Company Shares is acquired).

Section 4.04 No Solicitation. Such Stockholder hereby agrees that, during the term of this Agreement, such Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company otherwise is then-prohibited from taking under Section 6.3 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, without limiting the generality of Section 5.15 hereof, to the extent the Company is permitted to take certain actions set forth in Section 6.3 of the Merger Agreement with respect to a Company Takeover Proposal, such Stockholder in his or her capacity as an officer or director of the Company, if such Stockholder is an officer or director, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

Section 4.05 Disclosure. Such Stockholder hereby consents to and authorizes the publication and disclosure by Acquiror and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of such Stockholder’s identity and ownership, this Agreement and the nature of such Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided, that Acquiror shall (with respect to any of its disclosures) give such Stockholder and his legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided, that by executing this Agreement, such Stockholder hereby consents

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to the filing of this Agreement by the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). As promptly as practicable after obtaining actual knowledge thereof, such Stockholder shall notify the Acquiror and the Company of any required corrections with respect to such information previously supplied by Stockholder to Acquiror or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06 Appraisal and Dissenter’s Rights. Such Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Company Shares or New Company Shares.

Section 4.07 Share Dividends, etc. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Company Shares, the terms “Company Shares” and “New Company Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE 5

MISCELLANEOUS

Section 5.01 Definitional and Interpretative Provisions.

(a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b) For the purposes of this Agreement, (i) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; (ii) references to the terms Article, Section, paragraph and Exhibits are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; (iv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; (vii) the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; (viii) references to “written” or “in writing” include in electronic form; (ix) provisions shall apply, when appropriate, to successive events and transactions; (x) a reference to any person includes such person’s successors and permitted assigns; (xi) references to “$” shall mean U.S. dollars; (xii) any reference to “days” means calendar days unless Business Days are expressly specified; (xiii) when calculating the period of time before which, within which or following which any act is to be done

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or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following Business Day; (xiv) references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and (xv) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Each of the parties hereto has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

(c) For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

Section 5.02 Further Assurances. Acquiror and each Stockholder agrees to each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03 Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and by the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) any amendment of (or waiver with respect to) the Merger Agreement (as in effect as of the Effective Date) that has the effect of reducing the per share Merger Consideration, (iii) the mutual written consent of Acquiror and each Stockholder and (iv) the receipt of the Company Stockholder Approval; provided, that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any breach prior to such termination. Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto. Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Section 5.02) shall survive any termination of this Agreement. The representations, warranties and covenants of each Stockholder contained herein shall not survive the termination of this Agreement.

Section 5.04 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered to Acquiror in accordance with Section 9.7 of the Merger Agreement and to any Stockholder at its address set forth in Exhibit A attached hereto (or at such other address for a party as shall be specified by like notice). Each Stockholder shall be required to give Acquiror prompt (and in any event within 24 hours) written notice of any breaches of any representation, warranty, covenant or agreement of any Stockholder set forth in this Agreement that would prevent or delay the performance by such Stockholder of its obligations under this Agreement in any material respect.

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Section 5.05 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Acquiror may transfer or assign its rights and obligations to any Affiliate of Acquiror.

Section 5.07 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable conflicts of law principles. Each of Acquiror and each Stockholder agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto (a) consents to submit himself, herself or itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (the “Chosen Courts”), with respect to any dispute arising out of, relating to or in connection with this Agreement or any of the actions contemplated hereby, (b) agrees that he, she or it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, and (c) agrees that he, she or it will not bring any action arising out of, relating to or in connection with this Agreement or any actions contemplated by this Agreement in any court other than any such Chosen Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any claim, action, suit, litigation, arbitration, proceeding or governmental or administrative investigation, audit, inquiry or action (“Legal Proceeding”) arising out of this Agreement or the transactions contemplated hereby in the Chosen Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such Chosen Court that any such Legal Proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses in accordance with Section 5.04 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the actions contemplated hereby.

Section 5.08 Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

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NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 5.07.

Section 5.09 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart.

Section 5.10 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11 Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by any Stockholder, on the one hand, or Acquiror, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, such Stockholder, on the one hand, and Acquiror, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement.

Section 5.12 Entire Agreement. This Agreement, the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, and to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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Section 5.13 No Third-Party Beneficiaries. Each of Acquiror and each Stockholder agrees that (a) his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and (b) this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.03) and to remedies hereunder.

Section 5.14 Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Company Shares beneficially owned by each Stockholder. All rights, ownership and economic benefits of and relating to such Company Shares shall remain vested in and belong to each Stockholder, and the Acquiror shall not have any authority to direct such Stockholder in the voting or disposition of such Company Shares except as otherwise provided herein.

Section 5.15 Capacity. Each Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Company Shares and nothing herein shall limit, restrict or otherwise affect any actions taken by such Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement. Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict any Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising such Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each cash, however, in accordance with the applicable terms of the Merger Agreement.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ACQUIROR 10VB8, LLC

By:	/s/ Peter Seka
Name: Peter Seka
Title: Authorized Signatory

By:	/s/ Jean-Christophe Roux
Name: Jean-Christopher
Title: Authorized Signatory

[Signature Page to Voting Agreement]

STOCKHOLDERS:

GUND FAMILY TWELFTH INVESTMENT PARTNERSHIP

By:	/s/ G. Zachary Gund
G. Zachary Gund, Manager

By:	/s/ Grant A. Gund
Grant A. Gund, Manager

GUND FAMILY THIRTEENTH INVESTMENT PARTNERSHIP

By:	/s/ G. Zachary Gund
G. Zachary Gund, Manager

By:	/s/ Grant A. Gund
Grant A. Gund, Manager

G. ZACHARY GUND ARTICLE III, LLC

By:	/s/ G. Zachary Gund
G. Zachary Gund, Manager

GCG INVESTMENTS, LLC

By:	/s/ G. Zachary Gund
G. Zachary Gund, Manager

[Signature Page to Voting Agreement]

STOCKHOLDERS (cont.):

DIONIS TRUST:

/s/ Gordon Gund
Gordon Gund, solely in his capacity as Trustee of the Dionis Trust

/s/ Grant A. Gund
Grant A. Gund, solely in his capacity as Trustee of the Dionis Trust

/s/ G. Zachary Gund
G. Zachary Gund, solely in his capacity as Trustee of the Dionis Trust

MARITAL TRUST FOR GORDON GUND:

/s/ Gordon Gund
Gordon Gund, solely in his capacity as Trustee of the Marital Trust for Gordon Gund

/s/ Grant A. Gund
Grant A. Gund, solely in his capacity as Trustee of the Marital Trust for Gordon Gund

/s/ G. Zachary Gund
G. Zachary Gund, solely in his capacity as Trustee of the Marital Trust for Gordon Gund

/s/ Alison Glover
Alison Glover, solely in her capacity as Trustee of the Marital Trust for Gordon Gund

[Signature Page to Voting Agreement]

Exhibit A

Stockholder Information

Stockholder	Company Shares	Notice Address
Gund Family Twelfth Partnership	334,000	[***]
Gund Family Thirteenth Partnership	1,075,000	[***]
G. Zachary Gund Article III, LLC	34,296	[***]
GCG Investments, LLC	9,200	[***]
Dionis Trust	181,869	[***]
The Marital Trust for Gordon Gund	10,000	[***]

TOTAL	1,644,365

Exhibit 99.3

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”), dated as of August 13, 2024 (the “Effective Date”), among Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), and KeyBank National Association solely in its capacity as Trustee of the trusts set forth in Exhibit A and not in its individual corporate capacity (“Stockholder”), a stockholder of Kellanova, a Delaware corporation (the “Company”). Despite any provision to the contrary, any Stockholder representations and assertions under this Voting Agreement shall be construed to solely refer to a stockholder that is a trustee bound to a trustee/beneficiary relationship and not a stockholder that is a corporation or individual.

WHEREAS, as of the date hereof, the Stockholder is the record or “beneficial” owner (as defined in Rule 13d-3 under the U.S. Securities Exchange Act of 1934 (as amended, and the rules promulgated thereunder the “Exchange Act”)) of the number of shares of public common stock of the Company, par value $0.25 per share (“Company Shares”), as set forth opposite such Stockholder’s name on Exhibit A;

WHEREAS, concurrently with the execution and delivery of this Agreement, Acquiror, Merger Sub 10VB8, LLC, a Delaware limited liability company and direct or indirect, wholly owned subsidiary of Acquiror (“Merger Sub”), Mars, Incorporated, a Delaware corporation (for the purposes of specific sections only), and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, upon the terms and subject to the conditions thereof, at the Effective Time, Merger Sub will merge with and into the Company with the Company surviving the merger (the “Merger”);

WHEREAS, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, is a condition to the consummation of the Merger;

WHEREAS, as of the date hereof and subject to the terms and conditions herein, the Stockholder has determined to vote in favor of the Merger and the other transactions contemplated in the Merger Agreement and in furtherance thereof has agreed to enter into this Agreement; and

WHEREAS, in order to induce Acquiror to enter into the Merger Agreement, Acquiror has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all Company Shares, now or hereafter “beneficially owned” by Stockholder.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.01 Voting Agreement. From the date hereof until the termination of this Agreement in accordance with Section 5.03, Stockholder shall (x) appear at each meeting (whether annual or special and each adjourned or postponed meeting and including the Company Special Meeting) of the stockholders of the Company concerning proposals related to the Merger, Merger Agreement, any Company Takeover Proposal or any other transaction contemplated by the Merger Agreement or at which any matter set forth in this Section 1.01 is being considered, however called, or otherwise cause all of the Company Shares owned (whether beneficially or of record) at such time by Stockholder to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote or cause to be voted (including by proxy or written consent, if applicable, with respect to) all Company Shares (including any New Company Shares (as defined below), as applicable) owned (whether beneficially or of record) at such time by Stockholder:

(a) with respect to each meeting at which a vote of Stockholder on the Merger is requested (a “Merger Proposal”), in favor of such Merger Proposal (and, in the event that such Merger Proposal is presented as more than one proposal, in favor of each proposal that is part of such Merger Proposal), and in favor of any other transactions or matters expressly contemplated by the Merger Agreement;

(b) against any Company Takeover Proposal, without regard to the terms of such Company Takeover Proposal, or any other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Merger and the other transactions or matters contemplated by the Merger Agreement;

(c) against any other action, agreement or transaction that is intended, or that would or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions expressly contemplated by the Merger Agreement or the performance by Stockholder of his, her or its obligations under this Agreement;

(d) against any action, proposal, transaction or agreement that would or would reasonably be expected to result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement; and

(e) in favor of any other matter necessary to the consummation of the transactions contemplated by the Merger Agreement, including the Merger (clauses (a) through (e) of this Section 1.01, the “Required Votes”).

Section 1.02 Solicitation. Without limiting the generality of Section 5.15, Stockholder further agrees that, until the termination of this Agreement, Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with either any proposal to approve the Merger Agreement and the

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Merger or any Company Takeover Proposal, (b) initiate a stockholders’ vote with respect to a Company Takeover Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to a Company Takeover Proposal.

Section 1.03 Irrevocable Proxy. Stockholder hereby revokes any and all previous proxies granted by Stockholder with respect to Company Shares owned (whether beneficially or of record) by it as of the date of this Agreement. By entering into this Agreement, Stockholder hereby irrevocably grants to, and appoints, Acquiror and any designee of Acquiror (determined in Acquiror’s sole discretion) as Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Stockholder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) (until the termination of this Agreement in accordance with Section 5.03) any Company Shares owned (whether beneficially or of record) by Stockholder solely to the extent, and in the manner, expressly set forth with respect to the Required Votes in Section 1.01. The proxy granted by Stockholder pursuant to this Section 1.03, except upon the termination of this Agreement in accordance with Section 5.03, is irrevocable and is granted in consideration of the Acquiror entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Stockholder hereby affirms that such irrevocable proxy is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5.03, is intended to be irrevocable. Each Stockholder agrees, subject to this Section 1.03 and unless and until this Agreement is terminated in accordance with Section 5.03, to vote its Company Shares (including any New Company Shares) in accordance with Section 1.01(a) through Section 1.01(e) above. The parties agree that the foregoing is a voting agreement.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Acquiror that:

Section 2.01 Authorization.

(a) Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform his, her or its covenants and other obligations hereunder. The execution and delivery of this Agreement by Stockholder, the performance by Stockholder of his, her or its covenants and obligations hereunder and the consummation by Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Stockholder (to the extent Stockholder is not a natural person), and no additional proceedings or actions on the part of Stockholder are necessary to authorize the execution and delivery of this Agreement, the performance by Stockholder of his, her or its covenants or other obligations hereunder, or the consummation of the transactions contemplated hereby.

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(b) This Agreement has been duly executed and delivered by Stockholder and, assuming the due authorization, execution and delivery by Acquiror, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity. No consent of Stockholder’s spouse (if Stockholder is a natural person) is necessary under any community property or other applicable Laws for Stockholder to enter into, and perform, his or her obligations under this Agreement.

Section 2.02 Non-Contravention. The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on Stockholder or (iii) result in the creation of any Lien upon the Company Shares.

Section 2.03 Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of Stockholder, threatened against Stockholder or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Acquiror of its rights under this Agreement or the ability of Stockholder to fully perform his, her or its covenants and obligations pursuant to this Agreement.

Section 2.04 No Inconsistent Agreements. Except for this Agreement, Stockholder has not:

(a) granted any proxies or powers of attorney, or any other authorization or consent with respect to any or all of his, her or its Company Shares with respect to the matters set forth in Section 1.01; or

(b) deposited any of his, her or its Company Shares into a separate voting trust or entered into a voting agreement with respect to any of his, her or its Company Shares (or any other agreement or arrangement with respect to the voting of such Company Shares).

Section 2.05 Ownership. As of the date hereof, (a) Stockholder owns (whether beneficially or of record) those Company Shares set forth opposite Stockholder’s name on Exhibit A. Stockholder is the sole beneficial owner and has (and, other than in connection with Transfers (as defined below) to Permitted Transferees (as defined below) in accordance with the terms hereof), will have at all times through the Closing) sole beneficial ownership, sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article 1 hereof, and sole power to agree to all of the matters set forth in this Agreement, free and clear of any adverse claim or other Liens (other than such Liens created by this Agreement, Liens applicable to the Company Shares that may exist pursuant to securities Laws, under the Company’s organizational documents, customary Liens pursuant to the terms of any custody or similar agreement applicable to the Company Shares held in brokerage accounts or Liens listed on Exhibit B (collectively, “Permitted Liens”)), (b) no person other than Stockholder has any right to direct or approve the voting or disposition of any of the Company Shares, and (c) Stockholder has not entered into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer (as defined below) with respect to any of the Company Shares owned (whether beneficially or of record) by Stockholder.

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Section 2.06 Broker Fees. There is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of Stockholder who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with this Agreement.

Section 2.07 Acknowledgement. Stockholder understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Stockholder’s execution, delivery and performance of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

Acquiror represents and warrants to Stockholder that:

Section 3.01 Authorization.

(a) Acquiror has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by Acquiror has been duly authorized by all necessary corporate action on the part of Acquiror, and no other corporate proceedings on the part of Acquiror are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby.

(b) This Agreement has been duly executed and delivered by Acquiror and, assuming the due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Acquiror, enforceable against it in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and by general principles of equity.

Section 3.02 Non-Contravention. The execution, delivery and performance by Acquiror of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any Law, (ii) require any consent or other action by any person under any provision of any agreement or other instrument binding on the Acquiror or (iii) result in the creation of any Lien upon any of the properties or assets of Acquiror.

Section 3.03 Actions and Proceedings. As of the date hereof, there are no (a) Legal Proceedings pending or, to the knowledge of the Acquiror, threatened against Acquiror or any of its Affiliates or (b) material orders, writs, judgments, injunctions, decrees or awards of any kind or nature that, in the case of either clause (a) or (b), would prevent, seek to prevent or materially delay, hinder or impair the exercise by Stockholder of its rights under this Agreement or the ability of Acquiror to fully perform its covenants and obligations pursuant to this Agreement.

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ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.01 No Proxies for or Encumbrances on Company Shares. Stockholder shall not, without the prior written consent of Acquiror, directly or indirectly, (i) grant any proxies, consents or powers of attorney or enter into any voting trust or other agreement or arrangement with respect to the voting of any Company Shares or deposit any Company Shares in a voting trust, or (ii) create or permit to exist any Lien (other than Permitted Liens), or take or agree to take any other action, that would or would reasonably be expected to prevent Stockholder from voting the Company Shares owned (whether beneficially or of record) by it in accordance with this Agreement or from complying in all material respects with the other obligations under this Agreement.

Section 4.02 No Transfer of Company Shares.

(a) During the period beginning on the date hereof and ending as of the termination of this Agreement in accordance with Section 5.03, except as consented to in advance in writing by Acquiror, Stockholder agrees not to, directly or indirectly, sell, transfer, assign, tender in any tender or exchange offer, pledge, hypothecate, exchange or otherwise dispose of (including by merger, special purpose business combination, consolidation, testamentary disposition, operation of law or otherwise), either voluntarily or involuntarily (“Transfer”) the Company Shares or any New Company Shares, other than to a Permitted Transferee (as defined below), or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of, any Company Shares or New Company Shares; provided, that, a Transfer may be made to a Permitted Transferee only if (i) such Permitted Transferee agrees in writing to be bound by the terms of this Agreement as if they were a party hereto; (ii) such written instrument expressly provides Acquiror with the ability to enforce the obligations of Stockholder and the Permitted Transferee with respect to the Company Shares, including causing such Company Shares to vote in accordance with the Required Votes; and (iii) prompt notice of such Transfer to such Permitted Transferee is delivered to Acquiror pursuant to Section 5.04.

(b) From and after the date of this Agreement through the term of this Agreement, Stockholder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Company Shares or any certificate or uncertificated interest representing any of Stockholder’s Company Shares, except as permitted by, and in accordance with, this Agreement.

(c) Any attempted Transfer of Company Shares in violation of this Section 4.02 shall be null and void.

(d) A “Permitted Transferee” means, with respect to Stockholder, (i) to any person by will or the laws of intestacy, (ii) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild of the spouse of any child, adopted child, grandchild or adopted grandchild of Stockholder (if Stockholder is a natural person), (iii) any trust, the beneficiaries of

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which include only the beneficiaries identified in the trusts listed in Exhibit A and his or her family members (including the persons named in clause (ii)) (if Stockholder is a natural person), (iv) any partnership or limited liability company, all partners or members of which include only Stockholder and his or her family members (including the persons named in clause (ii)) and any trust named in clause (iii) (if Stockholder is a natural person), (v) if Stockholder is an entity, any of its partners (including limited or general partners), members, stockholders and affiliates in connection with a pro rata distribution of such Company Shares (including any New Company Shares), (vi) an entity qualified as a 501(c)(3) charitable organization, in connection with a bona fide gift or gifts thereto, (vii) in the event that Stockholder is a natural person, to any person by operation of law pursuant to a qualified domestic order, divorce settlement, divorce decree or similar separation agreement and (viii) any trust resulting from the trust division, split, merger or modification of the trusts identified in Exhibit A. For the avoidance of doubt, a Permitted Transferee may Transfer Company Shares to its own Permitted Transferees in accordance with the terms and subject to the conditions of this Section 4.02.

Section 4.03 Additional Company Shares. Stockholder agrees that any Company Shares (or other voting securities of the Company or any other securities exchangeable for, or convertible into, any voting securities of the Company) that Stockholder purchases or with respect to which Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Company Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Company Shares currently owned by Stockholder (it being understood, for the avoidance of doubt, that any such New Company Shares shall be subject to the terms of this Agreement as though owned by Stockholder on the date hereof, and the representations and warranties in Article 2 above shall be true and correct as of the date that beneficial ownership of such New Company Shares is acquired).

Section 4.04 No Solicitation. Stockholder hereby agrees that, during the term of this Agreement, Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company otherwise is then-prohibited from taking under Section 6.3 of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, without limiting the generality of Section 5.15 hereof, to the extent the Company is permitted to take certain actions set forth in Section 6.3 of the Merger Agreement with respect to a Company Takeover Proposal, Stockholder in his or her capacity as an officer or director of the Company, if Stockholder is an officer or director, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

Section 4.05 Disclosure. Stockholder hereby consents to and authorizes the publication and disclosure by Acquiror and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of Stockholder’s identity and ownership, this Agreement and the nature of Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided, that Acquiror shall (with respect to any of its disclosures) give Stockholder and his legal counsel a reasonable opportunity to review and comment on such disclosures prior to any such disclosures being made public (provided, that by executing this Agreement, Stockholder hereby consents to the filing of this Agreement by the Company in the Proxy Statement or other disclosure document required by

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applicable Law to be filed with the SEC or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby). As promptly as practicable after obtaining actual knowledge thereof, Stockholder shall notify the Acquiror and the Company of any required corrections with respect to such information previously supplied by Stockholder to Acquiror or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 4.06 Appraisal and Dissenter’s Rights. Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent from the Merger that such Stockholder may have with respect to the Company Shares or New Company Shares.

Section 4.07 Share Dividends, etc. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Company Shares, the terms “Company Shares” and “New Company Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

ARTICLE 5

MISCELLANEOUS

Section 5.01 Definitional and Interpretative Provisions.

(a) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

(b) For the purposes of this Agreement, (i) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term; (ii) references to the terms Article, Section, paragraph and Exhibits are references to the Articles, Sections, paragraphs and Exhibits to this Agreement unless otherwise specified; (iii) the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context otherwise requires; (iv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (v) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”; (vi) unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive; (vii) the word “since” when used in this Agreement in reference to a date shall be deemed to be inclusive of such date; (viii) references to “written” or “in writing” include in electronic form; (ix) provisions shall apply, when appropriate, to successive events and transactions; (x) a reference to any person includes such person’s successors and permitted assigns; (xi) references to “$” shall mean U.S. dollars; (xii) any reference to “days” means calendar days unless Business Days are expressly specified; (xiii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such

8

period shall be excluded; if the day at the end of the period is not a Business Day, then such period shall end on the close of the next immediately following Business Day; (xiv) references in this Agreement to specific Laws or to specific provisions of Laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes; and (xv) all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. Each of the parties hereto has participated in the negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it is drafted by all the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of authorship of any of the provisions of this Agreement.

(c) For purposes of this Agreement, the term “beneficially owned” (and correlative terms) has the meaning ascribed to it in Rule 13d-3 adopted by the SEC under the Exchange Act.

Section 5.02 Further Assurances. Acquiror and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.03 Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement and by the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) any amendment of (or waiver with respect to) the Merger Agreement (as in effect as of the Effective Date) that has the effect of reducing the per share Merger Consideration, (iii) an Adverse Recommendation Change, (iv) the mutual written consent of Acquiror and Stockholder and (v) the receipt of the Company Stockholder Approval; provided, that, notwithstanding anything in this Agreement to the contrary, the termination of this Agreement shall not relieve any party hereto of liability for any breach prior to such termination. Subject to the foregoing, upon any termination of this Agreement, this Agreement shall thereupon become void and of no further force and effect, and there shall be no liability in respect of this Agreement or of any transactions contemplated hereby on the part of any party hereto. Notwithstanding the preceding sentence, Article 5 of this Agreement (except for Section 5.02) shall survive any termination of this Agreement. The representations, warranties and covenants of Stockholder contained herein shall not survive the termination of this Agreement.

Section 5.04 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered to Acquiror in accordance with Section 9.7 of the Merger Agreement and to Stockholder at its address set forth in Exhibit A attached hereto (or at such other address for a party as shall be specified by like notice). Stockholder shall be required to give Acquiror prompt (and in any event within 24 hours) written notice of any breaches of any representation, warranty, covenant or agreement of Stockholder set forth in this Agreement that would prevent or delay the performance by Stockholder of its obligations under this Agreement in any material respect.

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Section 5.05 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.06 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Acquiror may transfer or assign its rights and obligations to any Affiliate of Acquiror.

Section 5.07 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable conflicts of law principles. Each of Acquiror and Stockholder agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto (a) consents to submit himself, herself or itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (the “Chosen Courts”), with respect to any dispute arising out of, relating to or in connection with this Agreement or any of the actions contemplated hereby, (b) agrees that he, she or it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Chosen Court, and (c) agrees that he, she or it will not bring any action arising out of, relating to or in connection with this Agreement or any actions contemplated by this Agreement in any court other than any such Chosen Court. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any claim, action, suit, litigation, arbitration, proceeding or governmental or administrative investigation, audit, inquiry or action (“Legal Proceeding”) arising out of this Agreement or the transactions contemplated hereby in the Chosen Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such Chosen Court that any such Legal Proceeding brought in any such Chosen Court has been brought in an inconvenient forum. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses in accordance with Section 5.04 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the actions contemplated hereby.

Section 5.08 Waiver of Jury Trial. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

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NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 5.07.

Section 5.09 Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart.

Section 5.10 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties hereto further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 5.11 Remedies.

(a) Generally. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance. The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by Stockholder, on the one hand, or Acquiror, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, Stockholder, on the one hand, and Acquiror, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement.

Section 5.12 Entire Agreement. This Agreement, the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, and to the extent referenced herein, the Merger Agreement, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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Section 5.13 No Third-Party Beneficiaries. Each of Acquiror and Stockholder agrees that (a) his, her or its respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the other party hereto in accordance with and subject to the terms of this Agreement and (b) this Agreement is not intended to, and shall not, confer upon any other person any rights or remedies hereunder; provided, however, that the Company is an express third party beneficiary of this Agreement, and is entitled to directly enforce the provisions hereof (including Section 5.03) and to remedies hereunder.

Section 5.14 Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Acquiror any direct or indirect ownership or incidence of ownership of or with respect to any Company Shares beneficially owned by Stockholder. All rights, ownership and economic benefits of and relating to such Company Shares shall remain vested in and belong to Stockholder, and the Acquiror shall not have any authority to direct Stockholder in the voting or disposition of such Company Shares except as otherwise provided herein.

Section 5.15 Capacity. Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Company Shares and nothing herein shall limit, restrict or otherwise affect any actions taken by Stockholder in his or her capacity as director, officer or employee of the Company (if applicable) (including from acting in such capacity or voting in such capacity in his or her sole discretion on any matter, including causing the Company or any of its Subsidiaries to exercise rights under the Merger Agreement (in accordance with the terms thereof)), and no such actions or omissions shall be deemed a breach of this Agreement. Furthermore, nothing in this Agreement shall be construed to prohibit, limit or restrict Stockholder, in his or her capacity as a director or officer of the Company or any of its Subsidiaries (if applicable), from exercising Stockholder’s fiduciary duties as a director or officer of the Company or any of its Subsidiaries, in each cash, however, in accordance with the applicable terms of the Merger Agreement.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

ACQUIROR 10VB8, LLC

By:	/s/ Peter Seka
Name: Peter Seka
Title: Authorized Signatory

By:	/s/ Jean-Christophe Roux
Name: Jean-Christophe Roux
Title: Authorized Signatory

[Signature Page to Voting Agreement]

KeyBank National Association solely in its capacity as Trustee of the trusts set forth in Exhibit A and not in its individual corporate capacity

By:	/s/ William Nottage
Name: William Nottage
Title: Family Wealth Office Director; SVP

[Signature Page to Voting Agreement]

Exhibit A

Stockholder Information

Stockholder	Company Shares	Notice Address
KeyBank National Association, Successor Trustee u/a/w George Gund fbo George Gund III #7 dated 12-31-40	1,497,000
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund A dated 12-31-40	285,674	[***]
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund B dated 12-31-40	285,674
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund C dated 12-31-40	285,674
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Agnes Gund #8 Fund D dated 12-31-40	285,674
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Gordon Gund #9 dated 12-31-40	8,550,633
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Graham De C Gund #10 dated 12-31-40	3,989,289
KeyBank National Association, Successor Trustee u/a/w George Gund fbo Geoffrey De C Gund #11 dated 6-8-42	3,147,450
KeyBank National Association, Trustee u/a/w Agnes Gund #3 dated 11-21-68	250,000

TOTAL:	18,577,068

Exhibit B

Permitted Liens

[***]

Exhibit 99.4

Mars to Acquire Kellanova

Transaction unites two iconic businesses with complementary footprints and portfolios of beloved brands

Enables Mars to further shape the future of snacking and serve more consumers globally

Kellanova shareholders to receive $83.50 per share in cash

Strong cultural fit, bringing together two values-based and purpose-led businesses

McLean, Virginia, and Chicago, Illinois, USA (August 14, 2024) – Mars, Incorporated, a family-owned, global leader in pet care, snacking, and food, and Kellanova (NYSE: K), a leading company in global snacking, international cereal and noodles, North American plant-based foods, and frozen breakfast foods, today announced that they have entered into a definitive agreement under which Mars has agreed to acquire Kellanova for $83.50 per share in cash, for a total consideration of $35.9 billion, including assumed net leverage.1 The transaction price represents a premium of approximately 44% to Kellanova’s unaffected 30-trading day volume weighted average price and a premium of approximately 33% to Kellanova’s unaffected 52-week high as of August 2, 2024. The total consideration represents an acquisition multiple of 16.4x LTM adjusted EBITDA as of June 29, 2024.

Kellanova is home to iconic snacking brands including Pringles®, Cheez-It®, Pop-Tarts®, Rice Krispies Treats®, NutriGrain®, and RXBAR®, as well as cherished food brands including Kellogg’s® (international), Eggo®, and MorningStar Farms®. With roots dating back more than 100 years, Kellanova has a rich legacy of quality and innovation. Kellanova had 2023 Net Sales of more than $13 billion, with a presence in 180 markets and approximately 23,000 employees.

Kellanova’s portfolio complements the existing Mars portfolio, which includes billion-dollar snacking and confectionery brands like SNICKERS®, M&M’S®, TWIX®, DOVE®, and EXTRA®, as well as KIND® and Nature’s Bakery®. Mars also has 10 pet care brands with over $1 billion in sales, including ROYAL CANIN®, VCA®, PEDIGREE®, BANFIELD®, WHISKAS®, BLUEPEARL®, CESAR®, SHEBA®, ANICURA®, and IAMS®. With more than 150,000 Associates across its Petcare, Snacking, and Food businesses, Mars had 2023 Net Sales of more than $50 billion.

Poul Weihrauch, CEO and Office of the President of Mars, Incorporated, said: “In welcoming Kellanova’s portfolio of growing global brands, we have a substantial opportunity for Mars to further develop a sustainable snacking business that is fit for the future. We will honor the heritage and innovation behind Kellanova’s incredible snacking and food brands while combining our respective strengths to deliver more choice and innovation to consumers and customers. We have tremendous respect for the storied legacy that Kellanova has built and look forward to welcoming the Kellanova team.”

Steve Cahillane, Chairman, President and CEO of Kellanova, added: “This is a truly historic combination with a compelling cultural and strategic fit. Kellanova has been on a transformation journey to become the world’s best snacking company, and this opportunity to join Mars enables us to accelerate the realization of our full potential and our vision. The transaction maximizes shareholder value through an all-cash transaction at an attractive purchase price and creates new and exciting opportunities for our employees, customers, and suppliers. We are excited for Kellanova’s next chapter as part of Mars, which will bring together both companies’ world-class talent and capabilities and our shared commitment to helping our communities thrive. With a proven track record of successfully and sustainably nurturing and growing acquired businesses, we are confident Mars is a natural home for the Kellanova brands and employees.”

Snacking is a large, attractive, and durable category that continues to grow in importance with consumers. Upon completion of the transaction, Kellanova will become part of Mars Snacking, led by Global President Andrew Clarke and headquartered in Chicago, allowing Mars to bring even more beloved brands to more consumers globally. Mars intends to apply its proven brand-building approach to further nurture and grow Kellanova’s brands, including accelerating innovation to meet evolving consumer tastes and preferences, investing locally to expand reach, and introducing more better-for-you nutrition options to meet evolving consumer needs.

[1]	Includes $784 million of factored receivables.

Andrew Clarke, Global President of Mars Snacking, commented: “This is an exciting opportunity to create a broader, global snacking business, allowing Kellanova and Mars Snacking to both achieve their full potential. Kellanova and Mars share long histories of building globally recognized and beloved brands. The Kellanova brands significantly expand our Snacking platform, allowing us to even more effectively meet consumer needs and drive profitable business growth. Our complementary portfolios, routes-to-market and R&D capabilities will unleash enhanced consumer-centric innovation to shape the future of responsible snacking.”

Transaction Advances Strategic Vision for the Future of Snacking

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Accelerates ambition to double Mars Snacking in the next decade, in alignment with global consumer demand trends. The addition of Kellanova provides Mars Snacking with entry into new attractive snacking categories. It will add two new billion-dollar brands – Pringles® and Cheez-It® – to the Mars business, which today includes 15 billion-dollar brands. It will also expand the Mars health & wellness Snacking portfolio with the addition of new complementary products like RXBAR® and NutriGrain® to reflect global trends and preferences. With this transaction, Mars can extend its commitment to nourishing wellbeing through an expanded global reach and diversified product portfolio to meet evolving consumer tastes and demands.

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Enhances portfolio with addition of unique, category-leading, and growing brands. Kellanova’s differentiated brand portfolio is defined by uniqueness, delivering category leadership and spring-loaded platforms for future growth. The majority of Kellanova snacking brands outperform category competitors, particularly among Gen Z and Millennial consumers.

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Delivers stronger, differentiated portfolio and distribution platform for priority international markets. Kellanova’s globally recognized portfolio includes beloved and growing brands with untapped potential. The combined portfolio will be well-suited to meet consumer demands for a variety of tastes and price points in fast-growing geographies, including Africa and Latin America, through complementary routes-to-market, supply chains, and local operations.

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Brings together world-class talent with leading brand-building experience. Both Mars and Kellanova have portfolios of some of the world’s most iconic brands, all of which have been nurtured and grown by world-class talent with deep expertise. The acquisition of Kellanova by Mars will enable each company’s talent base to take advantage of greater combined resources and professional development opportunities, given the complementary nature of the broader family of brands.

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Combines complementary capabilities to unlock growth and consumer-centric innovation. The addition of Kellanova’s R&D capabilities will enable the combined business to share best practices in brand building, deliver enhanced digital capabilities, unlock complementary channel strengths, and advance brand ecosystems and immersions.

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Enhances positive societal impact of strong sustainability efforts. Kellanova has a long history of social and environmental leadership, including its Better Days Promise initiative, complementing the Mars Sustainable in a Generation Plan, which has delivered tangible progress, as reflected in its latest Sustainability Report, which documented strong decoupling of business growth from greenhouse gas emissions. Kellanova will also become part of the Mars Net Zero commitment and align with the Mars Responsible Marketing code.

Transaction Details

Under the terms of the agreement, Mars will acquire all outstanding equity of Kellanova for $83.50 per share in cash, representing a total enterprise value of $35.9 billion. All of Kellanova’s brands, assets, and operations, including its snacking brands, portfolio of international cereal and noodles, North American plant-based foods, and frozen breakfast are included in the transaction.

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Mars intends to fully finance the acquisition through a combination of cash-on-hand and new debt, for which commitments have been secured.

The agreement has been unanimously approved by the Board of Directors of Kellanova. The transaction is subject to Kellanova shareholder approval and other customary closing conditions, including regulatory approvals, and is expected to close within the first half of 2025. The transaction agreement permits Kellanova to declare and pay quarterly dividends consistent with historical practice prior to the closing of the transaction.

The W.K. Kellogg Foundation Trust and the Gund Family have entered into agreements pursuant to which they have committed to vote shares representing 20.7% of Kellanova’s common stock, as of August 9, 2024, in favor of the transaction.

After closing, Battle Creek, MI will remain a core location for the combined organization.

Advisors

Citi is serving as financial advisor to Mars. J.P. Morgan and Citi have provided Mars with financing support for the transaction. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Mars on the acquisition, with Simpson Thacher & Bartlett LLP providing legal advice for the debt financing. Cravath, Swaine & Moore LLP is serving as financing counsel to J.P. Morgan and Citi. Goldman Sachs is serving as financial advisor to Kellanova. Lazard is serving as financial advisor to Kellanova’s Board of Directors. Kirkland & Ellis LLP is serving as legal advisor to Kellanova.

Microsite

A dedicated website providing ongoing information about the transaction is available at futureofsnacking.com.

Contacts

Mars

Media

FGS Global for Mars

Kal Goldberg / Jenny Gore / Lindsay Molk

kal.goldberg@fgsglobal.com / jenny.gore@fgsglobal.com / lindsay.molk@fgsglobal.com

Kellanova

Media

Media Hotline, 269-961-3799

Media.Hotline@kellanova.com

Investors

John Renwick, CFA

269-961-9050

Brunswick Group for Kellanova

Jayne Rosefield / Monica Gupta / Matt Dowe

jrosefield@brunswickgroup.com / mgupta@brunswickgroup.com / mdowe@brunswickgroup.com

About Mars, Incorporated

Mars, Incorporated is driven by the belief that the world we want tomorrow starts with how we do business today. As a global, family-owned business, Mars is transforming, innovating, and evolving to make a positive impact on the world. Across our diverse and expanding portfolio of quality snacking, food, and pet care products and services, we employ 150,000+ dedicated Associates. With more than $50 billion in annual sales,

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we produce some of the world’s best-loved brands including Ben’s Original™, CESAR®, Cocoavia®, DOVE®, EXTRA®, KIND®, M&M’s®, SNICKERS®, PEDIGREE®, ROYAL CANIN®, and WHISKAS®. We are creating A Better World for Pets through our global network of pet hospitals and diagnostic services – including AniCura, BANFIELD™, BLUEPEARL™, Linnaeus and VCA™ – using cutting edge technology to develop breakthrough programs in genetic health screening and DNA testing.

For more information about Mars, please visit www.mars.com. Join us on Facebook, Twitter, Instagram, LinkedIn and YouTube.

About Kellanova

Kellanova (NYSE: K) is a leader in global snacking, international cereal and noodles, and North America frozen foods with a legacy stretching back more than 100 years. Powered by differentiated brands including Pringles®, Cheez-It®, Pop-Tarts®, Kellogg’s Rice Krispies Treats®, RXBAR®, Eggo®, MorningStar Farms®, Special K®, Coco Pops®, and more, Kellanova’s vision is to become the world’s best-performing snacks-led company, unleashing the full potential of our differentiated brands and our passionate people. Our Net Sales for 2023 were $13 Billion.

At Kellanova, our purpose is to create better days and ensure everyone has a seat at the table through our trusted food brands. We are committed to promoting sustainable and equitable food access by tackling the crossroads of hunger, sustainability, wellbeing, and equity, diversity & inclusion. Our goal is to create Better Days for 4 billion people by the end of 2030 (from a 2015 baseline). For more detailed information about our commitments, our approach to achieving these goals, and methodology, please visit our website at https://www.Kellanova.com.

Forward-Looking Statements

This press release, and any related oral statements, includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Incorporated, stockholder and regulatory approvals, the expected timetable for completing the Merger, expected benefits of the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the proposed transaction disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to

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identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 30, 2023 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Proposed Merger and Where to Find It

A meeting of stockholders of the Company will be announced as promptly as practicable to seek Company stockholder approval in connection with the Merger. The Company intends to file a preliminary and definitive proxy statement, as well as other relevant materials, with the SEC relating to the Merger. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company expects to file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND THESE OTHER MATERIALS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the Merger or other responses in relation to the Merger should be made only on the basis of the information contained in the proxy statement. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by the Company with the SEC at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://investor.Kellanova.com). In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://investor.Kellanova.com.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2023 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation and Talent Management Committee Report–Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non-Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Pay versus Performance,” “CEO Pay Ratio” and “Stock Ownership–Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareowners, filed with the SEC on March 4, 2024, under the caption “Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  30, 2023, filed with the SEC on February 20, 2024, in the Company’s Current Reports on Form 8-K filed with the SEC on January  12, 2024, February 22, 2024, and May  1, 2024 and in the Company’s January 12,

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2024 press release found on its Investor Relations page at https://investor.Kellanova.com, relating to the appointment of President Kellanova North America and President, Kellanova Latin America. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://investor.Kellanova.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company expects to file in connection with the Merger and other relevant materials the Company may file with the SEC.

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